EXHIBIT 10.1

                  U.S. POSTAL SERVICE: OFFER AND AWARD STANDARD
1.  CONTRACT NUMBER 102590-97-Z-2527                 2.  SOLICITATION NUMBER: 102590-97-A-0118
3.  REQUEST NUMBER: 97-07697                         4.  SOC/EC: A              5.  COMMODITY: 3610.90

-------------------------------------------------------------------------------------------------------------------

6.   a.  ISSUED BY:                 ACO CODE: 660188              b.  FOR INFORMATION CALL:
     U.S. Postal Service                                          Name:    Ted E. Howard
     Purchasing Room 4541                                         Title:   Purchasing Specialist
     475 L'Enfant Plaza SW                                        Tel:     (202) 268-6298
     Washington DC 20260-6230                                     (No Collect Calls)

-------------------------------------------------------------------------------------------------------------------

7.   a.  OFFEROR/CONTRACTOR
     I.D. Systems, Inc.                                           b.  Contract Name: Mr. Kenneth S. Ehrman
     740 Broadway, Suite 905                                      c.  Telephone No: (212) 677-3800
     New York, NY 10003-9530                                      d.  TIN/SSN: 22-3270799
                                                                  e.  Parent TIN:
                                                                  TIN=Taxpayer Identification Number
     f.  Remittance Name and/or Address: (If different from above)


-------------------------------------------------------------------------------------------------------------------

8.   DELIVERY/PERFORMANCE REQUIREMENTS:
                  See Section C

-------------------------------------------------------------------------------------------------------------------

9.   ITEMS & PRICES/GENERAL DESCRIPTION OF REQUIREMENT:
                  See Section A



-------------------------------------------------------------------------------------------------------------------

10.  DISCOUNT FOR PROMPT PAYMENT:                    N/A

-------------------------------------------------------------------------------------------------------------------

11.  a.  ACCEPTED AS TO ITEMS NUMBERED:                                                 (Completed by USPS)

     b.  GRAND TOTAL: $3,836,526.00                               c.  NET TOTAL: $3,836,526.00

-------------------------------------------------------------------------------------------------------------------

12. BILLING INSTRUCTIONS (Submit Invoices to):
     Glenn McDonald                                           U.S. Postal Service, Room 6631
     475 L'Enfant Plaza, SW                                   Washington, DC 20260-1602

-------------------------------------------------------------------------------------------------------------------

13.  SIGNATURES: OFFEROR/CONTRACTOR                               U.S. POSTAL SERVICE

/s/  Jeffrey M. Jagid                      8/14/97      /s/  T.L. Eckert                          8-22-97
------------------------------------ ------------------ -----------------------------------  ------------
Signature                                   Date                     Signature                  Award Date
Jeffrey M. Jagid                             EVP        T.L. Eckert
------------------------------------ ------------------ -----------------------------------
Name of Person Authorized to                Title       Name of Contracting Officer
Sign Offer
-------------------------------------------------------------------------------------------------------------------

Distribution: Original - File       Copy - Contractor


U.S. POSTAL SERVICE SOLICITATION: STANDARD

1.   SOLICITATION NUMBER: 102590-97-A-0118
2.   SOLICITATION INFORMATION:                                    f.   Return to Address:
     a.  Issue Date:       08/07/97                               U.S. Postal Service
     b.  Return Date:      August 15, 1997                        Purchasing Room 4541
     c.  Return Time:      4:00 p.m. EST                          475 L'Enfant Plaza SW
     d.  Contact:          Ted E. Howard                          Washington DC 20260-6230
     e.  Telephone:        (202) 268-6298

-------------------------------------------------------------------------------------------------------------------

3.   OFFEROR NAME AND ADDRESS:                                4.  ISSUED BY:            ACO CODE: 660188

     I.D. Systems, Inc.                                           U.S. Postal Service
     740 Broadway, Suite 905                                      Purchasing Room 4541
     New York, NY 10003-9530                                      475 L'Enfant Plaza SW
                                                                  Washington DC 20260-6230

-------------------------------------------------------------------------------------------------------------------

5. Sealed offers (in original and 3 signed copies) for furnishing the supplies or services described in this solicitation will be received at the place specified (and, if hand-carried, in Room 4341) until the date and time (local time of the place specified) shown in Block 2. All offers are subject to the provisions, representations, certifications, specifications and contract clauses which follow or which are incorporated by reference, whether or not all of such attached pages are returned with the offer. The Procurement Manual (USPS
Publication 41), referenced throughout this solicitation, is available to the public through the SUPERINTENDENT OF DOCUMENTS, GOVERNMENT PRINTING OFFICE, 941
N CAPITOL STREET NE, WASHINGTON DC 20402-9371. For further information regarding the availability of the Procurement Manual call the Government Printing Office at (202) 783-3238.

-------------------------------------------------------------------------------------------------------------------

6.   NOTES TO OFFERORS:

         ENTRIES ARE REQUIRED ON: COVER PAGE (SEC. 3), PAGE 1 (SEC. 7, 10, 13),
         PAGE 2 (PARA. A.1), AND SECTION L, REPRESENTATIONS AND
         CERTIFICATIONS.  COPY OF THE USPS PM ISSUED JANUARY 1997 IS
         AVAILABLE ON THE INTERNET.
         Please note Attachment II, Special Clause 1-13, Year 2000 Warranty--
            Noncommercial Items



-------------------------------------------------------------------------------------------------------------------

7. ACCEPTANCE: In compliance with this solicitation the undersigned offers and agrees, if this offer is accepted within _____ calendar days (30 calendar days unless a different period is inserted by the offeror) from the solicitation return date, to furnish any or all items upon which prices are offered at the same price set opposite each item, delivered at the designated point(s), within the time(s) specified in the solicitation.

-------------------------------------------------------------------------------------------------------------------

NOTE: Offers must set forth full, accurate, and complete information as required by this solicitation (including attachments). The penalty for making false statements in offers is prescribed in 18. U.S.C. 1001.



                             TABLE OF CONTENTS                                                                   PAGE
                             -----------------                                                                   ----


U.S. POSTAL SERVICE SOLICITATION:  STANDARD

U.S. POSTAL SERVICE:  OFFER AND AWARD STANDARD....................................................................1

PART 1 - SCHEDULE.................................................................................................2

SECTION A - ITEMS AND PRICES......................................................................................2
     A.1      ITEMS AND PRICES (Clause OB-89) (June 1988).........................................................2
     A.2      ACKNOWLEDGMENT OF AMENDMENTS (Clause OB-199) (August 1998)..........................................2

SECTION B - SPECIFICATIONS/STATEMENT OF WORK......................................................................3
     B.1      STATEMENT OF WORK/SPECIFICATIONS (Clause OB-7)......................................................3
                 (October 1992)

SECTION C - DELIVERY/PERFORMANCE..................................................................................4
     C.1      CLAUSES INCORPORATED BY REFERENCE...................................................................4
     C.2      COMPLETION DATES (Clause OB-35) (June 1988).........................................................4
     C.3      PROGRESS REPORTING (Clause OB-18) (June 1988).......................................................4
     C.4      FINAL TECHNICAL REPORTS (Clause OB-36) (June 1988)..................................................5
     C.5      DELIVERABLE REPORTS (Clause OB-37) (June 1988)......................................................5

SECTION D - PACKAGING AND MARKING.................................................................................6

SECTION E - INSPECTION AND ACCEPTANCE.............................................................................7
     E.1      CLAUSES INCORPORATED BY REFERENCE...................................................................7
     E.2      CERTIFICATE OF CONFORMANCE (Clause B-5) (October 1987)..............................................7
     E.3      INSPECTION--NON-FIXED-PRICE (Clause 2-2) (December 1989)............................................7
     E.4      CONTRACTING OFFICER'S REPRESENTATIVE (COR)..........................................................9
                (Clause OB-21) ALTERNATE I (June 1988)
     E.5      DELEGATION OF INSPECTION AND ACCEPTANCE............................................................10
                (Clause OB-34) (June 1988)

SECTION F - PAYMENT AND FUNDING..................................................................................11
     F.1      CLAUSES INCORPORATED BY REFERENCE..................................................................11
     F.2      DISALLOWANCE OF COSTS (Clause B-17) (October 1987).................................................11
     F.3      INVOICES (Clause B-20) (June 1988).................................................................11
     F.4      ALLOWABLE COST AND PAYMENT (Clause 5-4) (October 1987).............................................12
     F.5      PAYMENT (TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS)..............................................15
                (Clause 5-16) (October 1987)
     F.6      WITHHOLDING PAYMENT (TECHNICAL DATA AND COMPUTER SOFTWARE).........................................16
                (Clause 9-7) (October 1987)
     F.7      LEVEL OF EFFORT--COST-REIMBURSEMENT CONTRACT.......................................................17
                (Clause OB-1) (June 1988)
     F.8      PAYMENT DUE DATE (Clause OB-22) Alternate III (June 1988)..........................................17




                             TABLE OF CONTENTS                                                                  PAGE
                                                                                                                ----


     F.9      METHOD OF PAYMENT (Clause OB-23) (June 1988).......................................................18
     F.10     DATE OF INCURRENCE OF COST (Clause OB-26) (June 1988)..............................................19

SECTION G - SPECIAL CLAUSES......................................................................................20
     G.1      SPECIAL TOOLING (Clause 2-15) (October 1987).......................................................20
     G.2      REQUEST FOR CHANGES, DEVIATIONS, OR WAIVERS TO A...................................................23
                TECHNICAL DATA PACKAGE (Clause OB-3) (February 1992)
     G.3      CONTRACT TYPE (Clause B-3) (February 1991).........................................................23
     G.4      ORDER OF PRECEDENCE (Clause B-29) (February 1991)..................................................23
     G.5      POSTAL SERVICE-FURNISHED PROPERTY (Clause OB-24) (June 1988).......................................23
     G.6      POSTAL SERVICE-FURNISHED DATA (Clause OB-25) (June 1988)...........................................23
     G.7      CONTROL OF POSTAL SERVICE-FURNISHED PROPERTY.......................................................24
                (Clause OB-42) (June 1988)

PART 2 - CLAUSES AND ATTACHMENTS.................................................................................25

SECTION H - GENERAL CLAUSES......................................................................................25
     H.1      CLAUSES INCORPORATED BY REFERENCE..................................................................25
     H.2      TERMINATION FOR CONVENIENCE OR DEFAULT.............................................................25
                (Clause B-12) (October 1987)
     H.3      SUBCONTRACTS (Clause B-18) (October 1987)..........................................................29
     H.4      FREQUENCY AUTHORIZATION (Clause B-24) (October 1987)...............................................30
     H.5      POSTAL SERVICE PROPERTY--SHORT FORM (Clause 2-12) (October 1987)...................................31
     H.6      POSTAL SERVICE PROPERTY FURNISHED "AS IS"..........................................................31
                (Clause 2-14) (October 1987)
     H.7      FIXED FEE (Clause 5-10) (October 1987).............................................................32
     H.8      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA.................................................32
                (Clause 5-22) (July 1995)
     H.9      SUBCONTRACTOR COST OR PRICING DATA (Clause 5-23) (October 1987)....................................33
     H.10     PATENT INFRINGEMENT BOND REQUIREMENTS (Clause 7-1) (October 1987)..................................33
     H.11     INSURANCE (Clause 7-4) (June 1988).................................................................33
     H.12     ERRORS AND OMISSIONS (Clause 7-5) (October 1987)...................................................34
     H.13     FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE  CONTRACT).........................................34
                (Clause 7-8) (October 1987)
     H.14     PATENT RIGHTS (Clause 9-1) (October 1987)..........................................................36
     H.15     AUTHORIZATION AND CONSENT (Clause 9-2) (October 1987)..............................................40
     H.16     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT...............................................41
                INFRINGEMENT (Clause 9-3) (October 1987)
     H.17     PATENT INDEMNITY (Clause 9-4) (October 1987).......................................................41
     H.18     RIGHTS IN TECHNICAL DATA (Clause 9-6) (December 1992)..............................................42
     H.19     RIGHTS IN COMPUTER SOFTWARE (Clause 9-9) (December 1992)...........................................45
     H.20     RIGHTS IN DATA--SPECIAL WORKS (Clause 9-10) (December 1992)........................................49
     H.21     RIGHTS IN DATA--EXISTING WORKS (Clause 9-11) (October 1987)........................................50
     H.22     INTELLECTUAL PROPERTY RIGHTS (Clause 9-13) (October 1987)..........................................51



                             TABLE OF CONTENTS                                                                  PAGE
                                                                                                                ----

     H.23     ACQUISITION OF ADDITIONAL RIGHTS IN DATA (Clause 9-14).............................................51
                (October 1987)

     H.24     FABRICATION OR ACQUISITION OF NONEXPENDABLE PROPERTY...............................................52
                (Clause OB-28) (June 1988)

SECTION I - LIST OF ATTACHMENTS..................................................................................53

PART 3 - SOLICITATION PROVISIONS.................................................................................54

SECTION J - INSTRUCTIONS TO OFFERORS.............................................................................54
     J.1      SUBMISSION OF FINANCIAL STATEMENTS (Provision OA-27)...............................................54
                (July 1988)
     J.2      TYPE OF CONTRACT (Provision 5-1) (October 1987)....................................................54
     J.3      AMENDMENTS TO PROPOSALS (Provision OA-3) (June 1988)...............................................54
     J.4      INSTRUCTIONS FOR THE PREPARATION OF TECHNICAL......................................................55
                AND/OR BUSINESS PROPOSALS (Provision OA-11) Alternate III (February 1987)

SECTION K - SOLICITATION NOTICES AND PROVISIONS..................................................................56
     K.1      PROVISIONS INCORPORATED BY REFERENCE...............................................................56
     K.2      PREPARATION OF PROPOSALS (Provision A-1) (October 1987)............................................56
     K.3      LABOR INFORMATION (Provision A-13) (October 1987)..................................................57
     K.4      ALTERNATE INTELLECTUAL PROPERTY RIGHTS PROPOSALS...................................................57
                (Provision 9-1) (December 1992)
     K.5      USE OF LIMITED RIGHTS DATA FOR PROCUREMENT OF REPAIR PARTS.........................................58
                (Provision 9-3) (October 1987)
     K.6      NOTICE OF SMALL, MINORITY-OWNED, AND WOMAN-OWNED...................................................58
                BUSINESS SUBCONTRACTING REQUIREMENTS (Provision 10-1) (February 1992)
     K.7      PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEW.......................................................58
                (Provision 10-5) (April 1989)
     K.8      ACCESS TO POSTAL BUILDING (Provision OA-12) (March 1989)...........................................58
     K.9      ORAL PRESENTATIONS (Provision OA-30) (June 1988)...................................................58
     K.10     NOTICE OF PREAWARD SURVEY (Provision OA-34) (June 1988)............................................59

SECTION L - REPRESENTATIONS AND CERTIFICATIONS...................................................................60
     L.1      TYPE OF BUSINESS ORGANIZATION (Provision A-20) (December 1989).....................................60
     L.2      PARENT COMPANY AND TAXPAYER IDENTIFICATION NUMBER..................................................61
                (Provision A-21) (October 1987)
     L.3      AUTHORIZED NEGOTIATORS (Provision A-22) (October 1987).............................................62
     L.4      PLACE OF PERFORMANCE (Provision A-23) (October 1987)...............................................62
     L.5      CERTIFICATE OF INDEPENDENT PRICE DETERMINATION.....................................................62
                (Provision 1-1) (October 1987)
     L.6      CONTINGENT FEE REPRESENTATION (Provision 1-2) (October 1987).......................................63
     L.7      REPRESENTATION OF RIGHTS IN DATA (Provision 9-2) (October 1987)....................................63



                             TABLE OF CONTENTS                                                                  PAGE
                                                                                                                ----


     L.8      CERTIFICATION OF NONSEGREGATED FACILITIES (Provision 10-3).........................................64
                (October 1987)
     L.9      EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM.......................................................65
                (Provision 10-4) (April 1989)
     L.10     CLEAN AIR AND WATER CERTIFICATION (Provision 10-9) (October 1987)..................................65

     L.11     GENERAL FINANCIAL AND ORGANIZATIONAL INFORMATION...................................................65
                (Provision OA-2) (June 1988)

SECTION M - EVALUATION AND AWARD FACTORS.........................................................................69
     M.1      CONTRACT AWARD AND PROPOSAL EVALUATION (Provision OA-16)...........................................69
                (February 1992)
     INSTRUCTIONS FOR QUARTERLY REPORT OF SMALL, MINORITY-OWNED,..................................................1
                AND WOMAN-OWNED BUSINESS SUBCONTRACTS
     QUARTERLY REPORT OF SMALL, MINORITY-OWNED AND WOMAN-OWNED....................................................2
                BUSINESS SUBCONTRACTS



                  U.S. POSTAL SERVICE: OFFER AND AWARD STANDARD

1.  CONTRACT NUMBER:                                 2.  SOLICITATION NUMBER: 102590-97-A-0118
3.  REQUEST NUMBER: 97-07697                         4.  SOC/EC: A         5.  COMMODITY: 3610.90

-------------------------------------------------------------------------------------------------------------------

6.   a.  ISSUED BY:                 ACO CODE: 660188              b.  FOR INFORMATION CALL:
     U.S. Postal Service                                          Name:    Ted E. Howard
     Purchasing Room 4541                                         Title:   Purchasing Specialist
     475 L'Enfant Plaza SW                                        Tel:     (202) 268-6298
     Washington DC 20260-6230                                 (No Collect Calls)

-------------------------------------------------------------------------------------------------------------------

7.   a.  OFFEROR/CONTRACTOR
     I.D. Systems, Inc.                                           b.  Contract Name: Mr. Kenneth S. Ehrman
     740 Broadway, Suite 905                                      c.  Telephone No: (212) 677-3800
     New York, NY 10003-9530                                      d.  TIN/SSN: 22-3270799
                                                                  e.  Parent TIN:
                                                                  TIN=Taxpayer Identification Number
     f.  Remittance Name and/or Address: (If different from above)


-------------------------------------------------------------------------------------------------------------------

8.   DELIVERY/PERFORMANCE REQUIREMENTS:
                  See Section C

-------------------------------------------------------------------------------------------------------------------

9.   ITEMS & PRICES/GENERAL DESCRIPTION OF REQUIREMENT:
                  See Section A




-------------------------------------------------------------------------------------------------------------------

10.  DISCOUNT FOR PROMPT PAYMENT:                    N/A

-------------------------------------------------------------------------------------------------------------------

11.  a.  ACCEPTED AS TO ITEMS NUMBERED:                                         (Completed by USPS)

     b.  GRAND TOTAL: $3,836,526.00                           c.  NET TOTAL: $3,836,526.00

-------------------------------------------------------------------------------------------------------------------

12. BILLING INSTRUCTIONS (Submit Invoices to):
     Glenn McDonald                                           U.S. Postal Service, Room 6631
     475 L'Enfant Plaza SW                                    Washington DC 20260-1602

-------------------------------------------------------------------------------------------------------------------

13.  SIGNATURES: OFFEROR/CONTRACTOR                           U.S. POSTAL SERVICE

/s/  Jeffrey M. Jagid                      8/14/97      /s/  T.L. Eckert                          8-22-97
------------------------------------ ------------------ -----------------------------------  ------------
Signature                                   Date                     Signature                  Award Date
Jeffrey M. Jagid                             EVP        T.L. Eckert
------------------------------------ ------------------ -----------------------------------
Name of Person Authorized to                Title       Name of Contracting Officer
Sign Offer
-------------------------------------------------------------------------------------------------------------------

Distribution: Original - File       Copy - Contractor

102590-97-A-0118                                                       Section A


                                PART 1 - SCHEDULE


                          SECTION A - ITEMS AND PRICES


A.1      ITEMS AND PRICES (Clause OB-89) (June 1988)

                  The contractor shall provide the following:

                           RESEARCH AND DEVELOPMENT, RADIO FREQUENCY
IDENTIFICATION


ITEM      SUPPLIES/SERVICES        QTY UNIT    UNIT                   EXT.
NO                                             PRICE($)               PRICE($)
001       (FROM SOW)               1 EA
1         As Specified in SOW,     1 EA        $3,836,526.           $3,836,526.
          Attached
                                                     GRAND TOTAL:    $3,836,526.

A.2      ACKNOWLEDGMENT OF AMENDMENTS (Clause OB-199) (August 1988)

                  The offeror acknowledges receipt of amendments to the solicitation numbered and dated as follows:


Amendment Number         Date             Amendment Number       Date

---------------      ------------        ------------------      ----------

---------------      ------------        ------------------      ----------

---------------      ------------        ------------------      ----------



ROUGH ORDER OF MAGNITUDE CONTRACT PRICING BY CONTRACT TYPE


I.     COST PLUS FIXED FEE CONTRACT PORTION
REF                                                 QUANTITY  UOM          UNIT COST*      EXT TOTAL
        A.  DELIVERABLE HARDWARE
III.A       1)     Flextags                            4,000  ea           $           262 $    1,048,000
III.C.1     2)     System Monitors                       875  ea           $           990 $      866,250
III.C.2     3)     Gateways (with modem)                 225  ea           $         1,310 $      294,750
III.D       4)     Flextag Programmers                    40  ea           $         1,380 $       55,200
III.E       5)     SM Spares                              10  ea           $           750 $        7,500
                                                                                           --------------
            TOTAL DELIVERABLE HARDWARE LICENSE COSTS.......................................    $2,271,700
                                                                                            -------------
        B.  SOFTWARE LICENSE (12 MONTH LICENSE FOR PRE-EXISTING SOFTWARE)

            1)     Flextag Programming Software
                   License                                40  licenses     $           938  $        37,500
            2)     Data Collection/Upload
                   Software License (per Area)            10  licenses     $         7,500  $        75,000
            3)     Gateway, System Monitor, and
                   Flextag Software License                1  lot                           $        68,750
                                                                                            ---------------
                          TOTAL DELIVERABLE SOFTWARE LICENSE COSTS......................... $       181,250
                                                                                            ---------------
            TOTAL DELIVERABLE HARDWARE AND SOFTWARE LICENSE COSTS.......................... $     2,452,950

            FIXED FEE (AT 8%)S............................................................. $       196,236
                                                                                            ===============
            TOTAL COSTS FOR DELIVERABLE HARDWARE AND SOFTWARE LICENSES INCLUDING FEE........ $    2,649,186
                                                                                            ===============

                          *Includes Direct Labor, Overhead and General Administrative Costs
                                                                                            ===============
II.    TIME AND MATERIALS PORTION
                                                                                            ===============
REF                                                 QUANTITY               UNIT COST*      EXT TOTAL
III.G   A.  PRODUCTION SETUP
            1)     Functional Test Development
                   and Fixture Rental                      3  assemblies   $        22,955 $       68,865
            2)     In-Circuit Test Development             3  fixtures     $         9,925 $       29,775
            3)     Board Layouts/Agency
                   Approvals                               3  boards       $        26,580 $       79,740
            4)     Process Development/Setup
                   charges                                 3  setups       $         7,865 $       23,595





REF                                                 Quantity               Unit Cost*      Ext Total
            5)     GW/SM Power Supply
                   Development                             1  ea           $        11,165 $       11,165
            6)     SM/Gateway Enclosure Tooling            1  ea           $        29,100 $       29,100
            7)     Potting Process Development
                   and Fixtures                            1  ea           $        36,150 $       36,150
                                                                                           -------------- ---------------
            Subtotal Production Setup.................................................................... $278,390
                                                                                           --------------
        B.  SITE SURVEYS, INSTALLATION AND
            DOCUMENTATION
III.H,I     1)     Site Survey/City (1P&DC,
                   1AMC, 5AO's)                           10  cities       $         7,360 $       73,600
III.J       2)     DC Area Revised Site Surveys
                   and Retrofit                            1  area         $        14,350 $       14,350
III.K,L,    3)     SM and GW Installation and
M                  Training                               10  cities       $        12,100 $      121,000
III.N       4)     Users Manuals                           1  set                          $       46,800
III.P       5)     End-user Installation Instructions      1  set                          $        6,600
                                                                                           -------------- ---------------
            Subtotal Site Survey, Installation and Documentation......................................... $262,350
                                                                                           --------------
        C.  ENGINEERING TASKS
            1)     Full floor coverage (Morgan
I.a                Real-time)                                                              $      190,500
I.b         2)     Real Time Clock                                                         $       24,000
I.e         3)     PRN (TCP/IP) Adapter Card                                               $      155,300
I.g         4)     Modify Tag Burn Software                                                $       26,900
IV.a        5)     User Software                                                           $       76,900
I.c,IV.b    6)     Operating System Protocols                                              $       69,200
            7)     Redundant Communications
I.d,IV.c           Loop                                                                    $       53,800
                                                                                           -------------- ---------------
            Subtotal Engineering......................................................................... $606,000
                                                                                           --------------
        D.  MAINTENANCE AND SUPPORT
            1)     Initial deployment                                                      $       40,000
                                                                                           -------------- ---------------
            Subtotal Maintenance......................................................................... $40,000
                                                                                           --------------            --------------
            Total Time and Materials Cost..........................................................................$      1,187,340
                                                                                           --------------            --------------
Total Cost Plus Fixed Fee and Time and Materials Cost..............................................................$      3,836,526
                                                                                           --------------            --------------

102590-97-A-0118                                                       Section B


                  SECTION B - SPECIFICATIONS/STATEMENT OF WORK
                  ---------------------------------------------

B.1      STATEMENT OF WORK/SPECIFICATIONS (Clause OB-7) (October 1992)

         The contractor must furnish the necessary personnel, material, equipment, services, and facilities (except as otherwise specified) to perform the statement of work/specifications incorporated by reference in Section I or as otherwise noted.

NOTE: Activities outside the Federal Government may obtain copies of the Federal Specifications, Standards and Handbooks as outlined under General Information in the index of Federal Specifications and Standards, at the prices indicated in the index. The index is for sale as a publication by the Superintendent of Documents, U.S. Government Printing Office, Washington, DC 20402-0001.

102590-97-A-0118                                                       Section C


                        SECTION C - DELIVERY/PERFORMANCE
                        --------------------------------

C.1      CLAUSES INCORPORATED BY REFERENCE

         The following clauses are incorporated by reference as if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

         CLAUSE
         NUMBER            DATE               TITLE

         B-15              October 1987       NOTICE OF DELAY
         B-16              October 1987       SUSPENSIONS AND DELAYS (PM B.2.1)
         B-19              October 1987       EXCUSABLE DELAYS (PM B.2.1)

C.2      COMPLETION DATES (Clause OB-35) (June 1988)

The completion dates for the work called for under this contract are as follows:

         ITEM                                        DATE
         (SEE STATEMENT OF WORK)

C.3      PROGRESS REPORTING (Clause OB-18) (June 1988)

         The contractor must submit a progress report monthly covering work accomplished during each period of the contract performance within 05 days after the end of each such period as well as brief, weekly adverse impact reports. The progress report must be brief, factual, and prepared in accordance with the following format:

         a.       A cover page containing--

                  (1)      Contract number and title;

                  (2) Type of report, sequence number of report, and period of performance being reported;

                  (3)      Contractor's name and address;

                  (4)      Author(s); and

                  (5)      Date of report.

102590-97-A-0118                                                      Section C

         b. Section I-An introduction covering the purpose and scope of the contract effort. This must be limited to one paragraph in all but the first and final report's narrative.

         c. Section II-A description of overall progress plus a separate description for each task or other logical segment of work on which effort was expended during the report period. This description must include pertinent data and/or graphs in sufficient detail to explain any significant results achieved.

         d. Section III-A description of current technical or substantive performance and any problem(s) that may impede performance, along with proposed corrective action.

         e. Section IV-A planning schedule must be included with the first progress report for all assigned tasks required under the contract, along with the estimated starting and completion dates for each task. The planning schedule must be updated and submitted with each subsequent technical progress report. An explanation of any difference between actual progress and planned progress, why the differences have occurred, and-if behind planned progress-what corrective steps are planned should be included.

         f. Section V-If applicable, financial information must be submitted for each major task or line item cost. Data must include-

                  (1)   The total estimated cost budgeted (fee excluded);

                  (2) The estimated cost expended during the current reporting period;

                  (3) Identification of direct labor hours of prime contractor and subcontractor(s) and/or consultant(s), if applicable;

                  (4)   Total project to-date expenditures; and

                  (5)   Total remaining funds.

C.4      FINAL TECHNICAL REPORTS (Clause OB-36) (June 1988)

         The draft manuscript of the final report must be submitted in 3 copies. After approval of the draft, the contractor must perform the recommended adjustments and deliver one reproducible master and 3 copies in final form. In addition, the contractor must send one copy of the final report to the USPS Library, U.S. Postal Service Headquarters, 475 L'Enfant Plaza West, SW, Washington, DC 20260-6201.

102590-97-A-0118                                                       Section C


C.5      DELIVERABLE REPORTS (Clause OB-37) (June 1988)

         Reports called for under this contract must be delivered in accordance with the following schedule:

         REPORT TITLE                       DATE

         (SEE SOW)                          10 DAYS AFTER AWARD

102590-97-A-0118                                                       Section D

                        SECTION D - PACKAGING AND MARKING
                        ---------------------------------

102590-97-A-0118                                                       Section E


                      SECTION E - INSPECTION AND ACCEPTANCE
                      -------------------------------------

E.1      CLAUSES INCORPORATED BY REFERENCE

         The following clauses are incorporated by reference as if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

         CLAUSE
         NUMBER            DATE                      TITLE

         2-1               January 1991              INSPECTION-FIXED-PRICE

E.2      CERTIFICATE OF CONFORMANCE (Clause B-5) (October 1987)

         a. When authorized in writing by the contracting officer, t e contractor may use a Certificate of Conformance for supplies or services that would otherwise require inspection. The right of inspection under the inspection provisions of this contract is not prejudiced by this procedure.

         b. The contractor's signed certificate must be attached to the inspection or receiving report.

         c. The Postal Service has the right to reject defective supplies or services within a reasonable time after delivery, by written notification to the contractor. The contractor must promptly replace, correct, or repair the rejected supplies or services at the contractor's expense.

         d. The certificate must read as follows:

         "I certify that on [Contractor insert date], the [Insert ------------------------ ---------------------------- contractor's name]
furnished the supplies or services called for by Contract No. ____ via ______________ [Carrier] on ___________ [Identify the bill of lading or shipping document] in accordance with all applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document."

102590-97-A-0118                                                       Section E

Date of
Execution:
---------------------------------------------------------------------
Signature:
---------------------------------------------------------------------
Title:
---------------------------------------------------------------------

E.3      INSPECTION-NON-FIXED-PRICE (Clause 2-2) (December 1989)

         a. The Postal Service may inspect the supplies or services provided under this contract at any stage of contract performance and at any place, including the contractor's facility. If requested by the Postal Service, the contractor must provide all reasonable facilities and assistance to the Postal Service inspectors. Acceptance will be made as promptly as practicable after delivery and will be deemed to have been made no later than 60 days after delivery if not made earlier.

         b. At any time during contract performance, and for six months after acceptance, the Postal Service may require the contractor to correct or replace any supplies or services that fail to comply with the requirements of this contract. Except as otherwise provided in paragraphs c and d below, reimbursement for the cost of replacement or correction will be determined by the Payments clause of this contract, but the hourly rate for labor hours incurred in replacement or correction will be reduced so as to exclude the portion of this rate attributable to profit. Corrected or replacement supplies or services may not be tendered again unless the former tender and the requirement for correction or replacement are disclosed. If the contractor fails to proceed with reasonable promptness to perform replacement or correction, and if it can be performed within the ceiling price, or the ceiling price as increased by the Postal Service, the Postal Service may-

                  1. By contract or otherwise perform the replacement or correction, and deduct the increased cost from any amounts due the contractor under this contract (or require repayment of any payments already made); or

                  2. Terminate this contract for default as provided in the Termination clause of this contract.

         c. The Postal Service may at any time require the contractor to remedy, by correction or replacement, without cost to the Postal Service, any failure by the contractor to comply with the requirements of this contract, if this failure is due to fraud, lack of good faith, or willful

102590-97-A-0118                                                      Section E
misconduct on the part of any of the contractor's directors or officers or on the part of any of the contractor's managers, superintendents, or other equivalent representatives who have supervision or direction of-

                  1. All or substantially all of the contractor's business;

                  2. All or substantially all of the contractor's operation at any one plant or separate location at which this contract is being performed;

                  3. A separate and complete major industrial operation in connection with the performance of this contract; or

                  4. All or substantially all of the contractor's operations under this contract.

         d. The Postal Service may at any time also require the contractor to remedy by correction or replacement, without cost to the Postal Service, any such failure caused by one or more individual employees selected or retained by the contractor after any supervisory person described in paragraph c above has reasonable grounds to believe that the employee is habitually careless or otherwise unqualified.

         e. The provisions of this clause apply to any corrected or replacement supplies or services.

         f. The contractor must use a written inspection/quality control system acceptable to the Postal Service. Records of inspections by the contractor must be maintained and available to the Postal Service at all reasonable times during performance of this contract and for at least three years after acceptance. As a minimum, the contractor's inspection/quality control system must reflect controls and record keeping in the following functional areas:

                  1.       Receiving Inspection

                  2.       In-Process Inspection

                  3.       Final Inspection and Test (including packaging)

                  4.       Calibration of Inspection/Test Equipment

                  5.       Control or Disposition of Nonconforming Material

102590-97-A-0118                                                       Section E


         g. Notwithstanding requirements for any Postal Service inspection and test in specifications applicable to this contract, except when specialized inspections or tests are specified to be performed solely by the Postal Service, or by a third party on its behalf, the contractor must perform or have performed the inspections and tests required to substantiate that the supplies and services provided under the contract conform to the drawings, specifications, and requirements listed in the contract, including, if applicable, the technical requirements for the manufacturer's part number specified in the contract.

E.4 CONTRACTING OFFICER'S REPRESENTATIVE (COR) (Clause OB-21) ALTERNATE I (June 1988)

         Glenn McDonald is hereby designated the contracting officer's representative (COR). The COR may be changed at any time by the Postal Service without prior notice to the contractor, but notification of the change, including the name and address of the successor COR, will be promptly provided to the contractor by the contracting officer in writing.

The COR is located at:              U.S. Postal Service, Room 6631
                                    475 L'Enfant Plaza, SW
                                    Washington, DC 20260-1602

The COR's telephone number is:      202/268-2300

The responsibilities and limitations of the COR are as follows:

                  1. The COR is responsible for the technical aspects of the project and technical liaison with the contractor. The COR is also responsible for the final inspection and acceptance of all reports and has such other responsibilities as may be specified in the contract.

                  2. The COR is not authorized to make any commitments or otherwise obligate the Postal Service or authorize any changes that affect the contract price, terms, or conditions. Any contractor request for changes must be referred to the contracting officer directly or through the COR. No such changes shall be made without the express prior authorization of the contracting officer. The COR may designate assistant CORs to act for the COR by naming them in writing and transmitting a copy of the designation through the contracting officer to the contractor.

E.5      DELEGATION OF INSPECTION AND ACCEPTANCE (Clause OB-34) (June 1988)

         The contracting officer's representative is hereby delegated the responsibility and authority to conduct inspection and acceptance duties for this contract.

102590-97-A-0118                                                       Section F


                         SECTION F - PAYMENT AND FUNDING
                         -------------------------------

F.1      CLAUSES INCORPORATED BY REFERENCE

         The following clauses are incorporated by reference as if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

         CLAUSE
         NUMBER            DATE                      TITLE

         B-22              December 1989             INTEREST (PM B.2.1)
         5-1               October 1987              PAYMENT-FIXED-PRICE

F.2      DISALLOWANCE OF COSTS (Clause B-17) (October 1987)

         a. The contracting officer may at any time issue the contractor a written notice of intent to disallow specified costs under this contract that have been determined not to be allowable under the contract terms.

         b. The contractor may, after receiving a notice of intent to disallow costs, submit a written response to the contracting officer, with justification for allowance of the costs. If the contractor does respond within 60 days, the contracting officer will, within 60 days of receiving the response, either make a written withdrawal of the notice or issue a written decision.

F.3      INVOICES (Clause B-20) (June 1988)

         a. The contractor's invoices must be submitted before payment can be made.

         b. The contractor agrees that submission of an invoice to the Postal Service for payment is a certification that:

                  1. Any services being billed for have been performed in accordance with the contract requirements; and

                  2. Any supplies for which the Postal Service is being billed have been shipped or delivered in accordance with shipping instructions issued by the contracting officer in the quantities shown on the invoice, and that the supplies are in the quantity and of the quality designated in the contract.

102590-97-A-0118                                                       Section F

         c. To ensure prompt payment, an invoice must be submitted for each destination and each shipment. Each invoice must contain:

                  1.       The contractor's name and address;

                  2.       The contract number;

                  3.       Any applicable task or delivery order number;

                  4. A description of the supplies or services and the dates delivered or performed;

                  5.       The point of shipment or delivery;

                  6.       Any applicable unit prices and extensions;

                  7.       Shipping and payment terms; and

                  8.       Any additional information required by the contract.

F.4      ALLOWABLE COST AND PAYMENT (Clause 5-4) (October 1987)

         a. Invoicing. The Postal Service will make payments to the contractor when requested as work progresses, but not more often than monthly, in amounts determined to be allowable by the contracting officer in accordance with chapter 5 of the USPS Procurement Manual in effect on the date of this contract, and the terms of this contract. The contractor must submit an invoice or voucher to the address specified in the Schedule, supported by a statement of claimed allowable costs of performing this contract, in such form and detail as the contracting officer may require.

         b.       Reimbursement

                  1. For the purpose of reimbursing allowable costs, the term "costs" includes only-

                           (a) Those recorded costs that, at the time of the
request for reimbursement, the contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

102590-97-A-0118                                                       Section F

                           (b) When the contractor is not delinquent in paying
costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for-

                           (1) Materials issued from the contractor's inventory
and placed in the production process for use on the contract;

                           (2) Direct labor;

                           (3) Direct travel;

                           (4) Other direct in-house costs; and

                           (5) Properly allocable and allowable indirect costs,
as shown in the records maintained by the contractor for purposes of obtaining reimbursement under Postal Service contracts; and

                           (c) The amount of progress payments that have been
paid to the contractor's subcontractors under similar cost standards.

                  2. Notwithstanding the audit and adjustment of invoices or vouchers under paragraph e below, allowable indirect costs under this contract will be obtained by applying indirect cost rates established in accordance with paragraph c below.

                  3. Any statements in specifications or other documents incorporated by reference in this contract that designate performance of services or furnishing of materials at the contractor's expense or at no cost to the Postal Service will be disregarded for purposes of cost reimbursement under this clause.

         c.       Final Indirect Cost Rates

                  1. Final annual indirect cost rates and the appropriate bases will be established in accordance with chapter 5 of the USPS Procurement Manual in effect for the period covered by the indirect cost rate proposal.

                  2. The contractor must, within 90 days after the end of each of its fiscal years, or by a later date approved by the contracting officer, submit to the contracting officer or contracting officer's representative proposed final indirect cost rates for that period and supporting cost data specifying the contract and/or subcontract to which the rates apply. The proposed rates must be based on the contractor's actual cost experience for that period. The

102590-97-A-0118                                                       Section F
contracting officer or contracting officer's representative and the contractor must establish the final indirect cost rates as promptly as practical after receipt of the contractor's proposal.

                  3. Agreement on final indirect cost rates must be set forth in a written understanding. The understanding may not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution. The understanding must specify-

                           (a) The agreed-upon final annual indirect cost rates;

                           (b) The bases to which the rates apply;

                           (c) The periods for which the rates apply;

                           (d) Any specific indirect cost items treated as
direct costs in the settlement; and

                           (e) The affected contract and/or subcontract,
identifying any with advance agreements or special terms and the applicable rates.

                  4. Failure by the parties to agree on a final annual indirect cost rate will be a dispute within the meaning of the Claims and Disputes clause of this contract.

         d. Billing Rates. Until final annual indirect cost rates are established for any period, the Postal Service will reimburse the contractor at billing rates established by the contracting officer or the contracting officer's representative, subject to adjustment when the final rates are established. These billing rates-

                  1. Must be the anticipated final rates; and

                  2. May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

         e. Audit. At any time or times before final payment, the contracting officer may have the contractor's invoices or vouchers and statements of cost audited. Any payment may be-

                  1. Reduced by amounts found by the contracting officer not to constitute allowable costs; or

102590-97-A-0118                                                       Section F

                  2. Adjusted for prior overpayments or underpayments.

         f.       Final Payment

                  1. The contractor must submit a completion invoice or voucher, designated as such, promptly upon completion of the work, but no later than one year (or longer, as the contracting officer may approve in writing) from the completion date. Upon approval of that invoice or voucher, and upon the contractor's compliance with all terms of this contract, the Postal Service will promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

                  2. The contractor must pay to the Postal Service any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the contractor or any assignee under this Contract, to the extent that those amounts are properly allocable to costs for which the contractor has been reimbursed by the Postal Service. Reasonable expenses incurred by the contractor for securing refunds, rebates, credits, or other amounts are allowable costs if approved by the contracting officer. Before final payment under this contract, the contractor and each assignee whose assignment is in effect at the time of final payment must execute and deliver-

                           (a) An assignment to the Postal Service, in form and
substance satisfactory to the contracting officer, of refunds, rebates, credits, or other amounts (including any interest) properly allocable to costs for which the contractor has been reimbursed by the Postal Service under this contract; and

                           (b) A release discharging the Postal Service and its
officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except-

                                    (1) Specified claims stated in exact
amounts, or in estimated amounts when the exact amounts are not known;

                                    (2) Claims (including reasonable incidental
expenses) based upon liabilities of the contractor to third parties arising out of the performance of this contract, but only if the claims are not known to the contractor on the date of the execution of the release, and only if the contractor gives notice of the claims in writing to the contracting officer within six years following the release date or notice of final payment date, whichever is earlier; and

                                    (3) Claims for reimbursement of costs,
including reasonable incidental expenses, incurred by the contractor under the patent clauses of this contract,

102590-97-A-0118                                                       Section F


excluding, however, any expenses arising from the contractor's indemnification of the Postal Service against patent liability.

F.5 PAYMENT (TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS) (Clause 5-16) (October 1987)

         The Postal Service will pay the contractor as follows upon submission of invoices or vouchers approved by the contracting officer:

         a.       Hourly Rate

                  1. The amounts will be computed by multiplying the appropriate hourly rates prescribed in the Schedule by the number of direct labor hours performed. The rates will include wages, indirect costs, general and administrative expenses, and profit. Fractional parts of an hour will be payable on a prorated basis. Vouchers may be submitted once each month (or at more frequent intervals if approved by the contracting officer). The contractor will substantiate vouchers by evidence of actual payment and by individual daily job timecards, or other substantiation approved by the contracting officer. Promptly after receipt of each substantiated voucher, the Postal Service will, except as otherwise provided in this contract, and subject to the terms of paragraph e below, pay the voucher as approved by the contracting officer.

                  2. Unless otherwise prescribed in the Schedule, the contracting officer will withhold five percent of the amounts due under this paragraph a, but the total amount withheld may not exceed $50,000. The amounts withheld will be retained until the execution and delivery of any required release by the contractor.

                  3. Unless the Schedule prescribes otherwise, the hourly rates in the Schedule must not be varied by virtue of the contractor having performed work on an overtime basis. If no overtime rates are provided in the Schedule and overtime work is approved in advance by the contracting officer, overtime rates may be negotiated. If the Schedule provides rates for overtime, the premium portion of those rates will be reimbursable only to the extent the overtime is approved by the contracting officer.

         b.       Materials and Subcontracts

                  1. Allowable costs of direct materials will be determined by the contracting officer in accordance with chapter 5 of the USPS Procurement Manual in effect on the date of this contract. Reasonable and allocable material handling costs may be included in the charge for material to the extent they are clearly excluded from the hourly rate.

102590-97-A-0118                                                       Section F

                  2. The actual costs of subcontracts that are authorized under the Subcontracts clause of this contract are reimbursable; provided, however, they are consistent with subparagraph 3 following.

                  3. To the extent possible, the contractor must-

                           (a) Obtain materials at the most advantageous prices
available, with due regard to securing prompt delivery of satisfactory materials; and

                           (b) Take all available cash and trade discounts,
rebates, allowances, credits, salvage, commissions, and other benefits. When unable to take advantage of the benefits, the contractor will promptly notify the contracting officer and give the reasons. Credit will be given to the Postal Service for cash and trade discounts, rebates, allowances, credits, salvage, the value of any appreciable scrap, commissions, and other amounts that have accrued to the benefit of the contractor, or would have accrued except for the fault or neglect of the contractor. The benefits lost without fault or neglect on the part of the contractor, or lost through no fault of the contracting officer, will not be deducted from gross costs.

         c. Total Cost. It is estimated that the total cost for performing this contract will not exceed the ceiling price set forth in the Schedule, and the contractor agrees to use its best efforts to perform the work within this ceiling price. Whenever the contractor has reason to believe that the hourly rate payments and material costs that will accrue in performing the contract in the next 30 days, if added to all other payments and costs previously accrued, will exceed 85 percent of the ceiling price, the contractor must notify the contracting officer, giving any revised estimate of the total price for performing this contract, with supporting reasons and documentation. Whenever the contractor has reason to believe that the total price for this contract will be greater than or substantially less than the then-stated ceiling price, the contractor must notify the contracting officer, giving a revised estimate of the total price for performing this contract, with supporting reasons and documentation. Whenever the Postal Service has reason to believe that the work required will be greater than or substantially less than the then-stated ceiling price, the contracting officer will advise the contractor, giving a revised estimate of the total amount of effort to be required under the contract.

         d. Ceiling Price. The Postal Service is not obligated to pay the contractor any amount in excess of the ceiling price in the Schedule, and the contractor is not obligated to continue performance if to do so would exceed the ceiling price, until the contracting officer notifies the contractor in writing that the ceiling price has been increased, specifying a revised ceiling price for performance under the contract. When the ceiling price is increased, any hours

102590-97-A-0118                                                       Section F
expended or material costs incurred in excess of the ceiling price before the increase will be allowable to the same extent as if expended or incurred afterwards.

         e. Audit. At any time or times before final payment, the contracting officer may request an audit of the invoices or vouchers and substantiating material. Each payment previously made will be subject to reduction to the extent of amounts, on preceding invoices or vouchers, that are found by the contracting officer not to have been properly payable and will also be subject to reduction for overpayments or to increase for underpayments. Upon receipt and approval of the voucher or invoice designated by the contractor as the "completion voucher" or "completion invoice" and substantiating material, and upon compliance by the contractor with any required release and all other terms of this contract, the Postal Service will promptly pay any balance due. The completion invoice or voucher, and substantiating material, must be submitted by the contractor as promptly as practicable following completion of the work under this contract, but in no event later than one year (or such longer period as the contracting officer may approve in writing) from the date of completion.

F.6 WITHHOLDING PAYMENT (TECHNICAL DATA AND COMPUTER SOFTWARE) (Clause 9-7) (October 1987)

         a. Final payment under this contract will not be made until the contractor delivers all data (technical data and computer software) required by the contract.

         b. If the contracting officer determines at any time that the contractor is not in full compliance with contract requirements for the delivery of, and rights in, any technical data or computer software, the contracting officer may withhold from payment up to $50,000 as security for the contractor's performance. Withholding may not be made if the failure to make timely delivery or the deficiencies relating to delivered data arise out of causes beyond the control of the contractor and without fault or negligence of the contractor.

         c. Any amount withheld under this clause not finally paid to the contractor is in mitigation of damages and in no way affects the right of the Postal Service to collect actual damages for breach of this contract, including profits from exploitation of any rights in data.

         d. Nonperformance by a subcontractor does not excuse any failure to comply with this clause.

102590-97-A-0118                                                       Section F


F.7      LEVEL OF EFFORT-COST-REIMBURSEMENT CONTRACT (Clause OB-1) (June
         1988)

         a. The contractor must perform all work and provide all required reports within the specified level of effort. The Postal Service will order the direct labor hours specified in the Schedule for the base period, which represents the Postal Service's best estimate of the level of effort required to fulfill these requirements.

         b. For determining level-of-effort hours, direct labor includes personnel such as engineers, scientists, draftsmen, technicians, statisticians, and programmers. Support personnel such as company management, typists, and data entry personnel should be charged directly to the contract if it is the contractor's practice to do so.

         c. If the contractor provides less than 90 percent of the level of effort specified for the base period or any optional period ordered, an equitable downward adjustment of the fixed fee for that period will be made. The Postal Service may require the contractor to provide effort up to 110 percent of the level of effort for any period until the estimated cost for that period has been reached. However, the additional effort must not result in any increase in the fixed fee.

         d. If the level of effort specified to be ordered during a given base or option period is not ordered during that period, that level of effort may not be accumulated and ordered during a subsequent period.

         e. These terms and conditions do not supersede the requirements of the Limitation of Cost clause or the Limitation of Funds clause.

F.8      PAYMENT DUE DATE (Clause OB-22) Alternate III (June 1988)

         a. Payments under this contract will be due on the 30th calendar day after-

                  1. The date of actual receipt of a proper invoice in the office designated to receive the invoice; or

                  2. The date the deliverable are accepted by the Postal Service, whichever occurs later.

         b. The date of the check issued in payment or the date of payment by wire transfer, when available, will be considered to be the date payment is made.

102590-97-A-0118                                                       Section F


F.9      METHOD OF PAYMENT (Clause OB-23) (June 1988)

         a. Payments under this contract will be made either by check to the contractor or by wire transfer, when available, to an account in the contractor's name in a bank designated by the contractor at the option of the Postal Service.

         b. The contractor must forward the information called for in this paragraph (b) in writing to the address indicated in the "Billing Instructions" on the Offer and Award page of this document not later than seven calendar days after receipt of notice of award.

                  1. Full name (if practicable), title, phone number, and complete mailing address of responsible official(s)-

                           (a) To whom check payments are to be sent; and

                           (b) Who may be contacted concerning the bank account
information requested below.

                  2. The following bank account information for accomplishing wire transfers:

                           (a) Name, address, and telegraphic abbreviation of
the receiving financial institution.

                           (b) Receiving financial institution's nine-digit
American Bankers Association (ABA) identifying number for routing transfer of funds. Provide this number only if the receiving financial institution has access to the Federal Reserve Communications System (FRCS).

                           (c) Recipient's name and account number at the
receiving financial institution to be credited with the funds.

                           (d) If the receiving financial institution does not
have access to the FRCS, provide the name of the correspondent financial institution through which the receiving financial institution receives electronic funds transfer messages. If a correspondent financial institution is specified, also provide-

                                    (1) Address and telegraphic abbreviation of
the correspondent financial institution; and

                                    (2) The correspondent financial
institution's nine-digit ABA identifying number for routing transfer of funds.

102590-97-A-0118                                                       Section F

         c. Any changes to the information furnished under paragraph b above of this clause must be furnished in writing at least 30 calendar days before the effective date of the change. It is the contractor's responsibility to furnish these changes 30 calendar days before submitting invoices to avoid payments to erroneous addresses or bank accounts.

         d. The document furnishing the information required in paragraphs (b) and (c) above must be dated and contain the signature, title, and telephone number of the contractor official authorized to provide it, as well as the contractor's name and contract number.

F.10     DATE OF INCURRENCE OF COST (Clause OB-26) (June 1988)

         The contractor is entitled to reimbursement for allowable and costs incurred during the period between 8/22/97 and the award date of this contract, in an amount not to exceed $182,000. All terms and conditions of the contract are in effect from .

102590-97-A-0118                                                       Section G


                           SECTION G - SPECIAL CLAUSES

G.1      SPECIAL TOOLING (Clause 2-15) (October 1987)

         a.       Definition

                  1. "Special tooling" means jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment and manufacturing aids, and replacements so specialized that, without substantial modification or alteration, their use is limited to developing or producing particular supplies or performing particular services. The term includes all components of such items, but does not include-

                           (a) Consumable property;

                           (b) Special test equipment; or

                           (c) Buildings, nonseverable structures (except
foundations and similar improvements necessary for the installation of special tooling), general or special machine tools, or similar capital items.

                  2. For the purposes of this clause, "special tooling" does not include-

                           (a) Items acquired by the contractor before the
effective date of this contract, or replacements of such items, whether or not altered or adapted for use in the performance of this contract; or

                           (b) Items specifically excluded by the Schedule.

         b. Use of Special Tooling. The contractor agrees not to use any items of special tooling purchased or manufactured by the contractor for the performance of this contract except in performing it, or as approved by the contracting officer.

         c. List of Special Tooling. Within 60 days after delivery of the first production end items under this contract, or such later date as the contracting officer may prescribe, the contractor must (if the contracting officer so requests) furnish the contracting officer a list of all special tooling acquired or manufactured by the contractor for use in the performance of this contract. The list will specify the nomenclature, tool number, and related product part number or service, and unit or group cost of the special tooling. Upon completion or termination of all or a substantial part of the work under this contract, the contractor must furnish a final list in the same form covering all items not previously reported under this paragraph c; provided, however, that the contracting officer may, by written notice, waive this requirement or extend it until the

102590-97-A-0118                                                       Section G
completion of this contract and other contracts and subcontracts for which approval has been obtained under paragraph b above. Special tooling that has become obsolete as a result of changes in design or specification need not be reported, except as provided for in paragraph d below.

         d. Changes in Design. If any changes in design or specifications affect interchangeability of parts, the contractor will, unless otherwise agreed to by the contracting officer, give the contracting officer notice of any part that is not interchangeable with the new or superseding part; and the usable special tooling for each part covered in this notice will be retained by the contractor, subject to the provisions of paragraph i below, pending disposition under paragraph f below.

         e. Contractor's Offer to Retain Special Tooling. When the contractor furnishes a list or notice under paragraph c or d above, the contractor may designate the items of special tooling (either specifically or by listing the particular products, parts, or services for which they were used or designed) the contractor desires to retain, together with a written offer to retain them -

                  1. Free and clear of any Postal Service interest, for an amount designated in the offer that should ordinarily not be less than the fair value of the items, which fair value takes into account, among other things, their value to the contractor for use in further work; or

                  2. For a period of time and under terms and conditions agreed to by the parties, subject to ultimate retention or disposition of these items in accordance with paragraph f below.

         f.       Disposition of Special Tooling

                  1. Within 90 days after receipt of any list or notice under paragraph c or d above, or such further period as may be agreed upon by the parties, the contracting officer will furnish to the contractor -

                           (a) A list specifying the particular products, parts,
or services for which the Postal Service may require special tooling, together with a request that the contractor transfer title (to the extent not previously transferred under any other clause of this contract) and deliver to the Postal Service all usable items of special tooling used or designed for the manufacture or performance of any designated portion of those products, parts, or services and on hand when production of the products or parts, or performance of the services, ceased;

                           (b) An acceptance or rejection of any offer made by
the contractor under paragraph e above, or a request for further negotiation with respect to it;

102590-97-A-0118                                                       Section G

                           (c) A direction to the contractor to sell, or to
dispose of as scrap, for the account of the Postal Service, any or all of the special tooling covered by the list;

                           (d) A statement with respect to any or all of the
special tooling covered by the list specifying that the Postal Service has no further interest in it and waives its rights in it; or

                           (e) Any combination of the foregoing, as the
circumstances warrant.

                  2. The contractor will promptly comply with any request by the contracting officer under subparagraph f.1 preceding to transfer title to any items of special tooling, and will -

                           (a) Immediately prepare them for shipment by proper
packaging, packing, and marking, in accordance with any instruction issued by the contracting officer, promptly delivering them to the Postal Service as directed by the contracting officer; or

                           (b) If a storage agreement has been entered into,
prepare them for - storage in accordance with that agreement, as directed by the contracting officer.

                  3. To the extent that compliance with direction to ship or store under subparagraph f.2 preceding may occasion cost to the contractor for which the contractor will not otherwise be compensated, the contract price will be equitably adjusted in accordance with the Changes clause. Any items of special tooling delivered or stored must be accompanied by any operation sheets or other appropriate data necessary to show the manufacturing operations or processes for which the items were used or designed.

                  4. If the contracting officer has requested further negotiations under f.1(b) above, the contractor agrees to enter into them in good faith with the contracting officer. Any items of special tooling not disposed of b transfer of title and delivery to the Postal Service, or by acceptance of an offer of the contractor made under paragraph e above, or of such offer as modified in the course of negotiations, must be disposed of in the manner set forth in f.1(c) or (d) above. Any failure of the contracting officer to give the required direction within the specified period will be construed as a direction pursuant to f.1(c) above.

         g. Proceeds of Retention or Disposition of Special Tooling. If the contracting officer accepts an offer of the contractor to retain any items of special tooling, or if any such items are sold to third parties or disposed of as scrap, the net proceeds will be -

                  1. Deducted from the amounts due to the contractor under this contract and the contract amended accordingly; or

102590-97-A-0118                                                       Section G

                  2. Otherwise paid as the contracting officer may direct.

         h. Property Control. The contractor agrees to follow normal industrial practice in maintaining property-control records on special tooling and to make them available for inspection by the Postal Service at all reasonable times. The contractor further agrees that, to the extent practicable, the contractor will identify by appropriate stamp, tag, or other mark all special tooling subject to this clause.

         i. Maintenance Pending Disposition. The contractor agrees that, between the date any usable items of special tooling are no longer needed by the contractor, within the meaning of this clause, and the date of their final disposition under this clause, the contractor will take all reasonable steps necessary to maintain their identity and existing condition, unless the contracting officer has directed that they be disposed of as scrap or has given notice under f.1(d) above. The contractor shall not be required to keep any such items in place.

         j. Special Tooling Provisions for Subcontracts. The contractor agrees, in placing any subcontracts or purchase orders under this contract that involve the use of special tooling whose full cost is charged to the subcontract or purchase order, to include therein appropriate provisions to obtain rights comparable to those granted to the Postal Service by this clause, unless the contracting officer determines, upon the contractor's request, that with respect to any subcontract, purchase order, or class thereof, such rights are not of substantial interest to the Postal Services. The contractor further agrees to exercise any rights for the benefit of the Postal Service as the contracting officer may direct.

G.2 REQUEST FOR CHANGES, DEVIATIONS, OR WAIVERS TO A TECHNICAL DATA PACKAGE (Clause OB-3) (February 1992)

         The offeror/contractor must submit all requests for changes, deviations, or waivers to a Technical Data Package (TDP) on the format, CONTRACTOR REQUEST FOR CHANGE, DEVIATION, OR WAIVER TO A TECHNICAL DATA PACKAGE
(TDP), as referenced in Section I of this document.

G.3      CONTRACT TYPE (Clause B-3) (February 1991)

         This is a combination contract.

102590-97-A-0118                                                       Section G

G.4      ORDER OF PRECEDENCE (Clause B-29) (February 1991)

         Any inconsistency in the provisions of this solicitation, the contract awarded under this solicitation, or a contract awarded without the issuance of a written solicitation will be resolved by giving precedence in the following order:

         a. The Schedule.

         b. The solicitation provisions and instructions.

         c. Special clauses and general clauses.

         d. Provisions contained in attachments or incorporated by reference.

G.5      POSTAL SERVICE-FURNISHED PROPERTY (Clause OB-24) (June 1988)

         The Postal Service will provide item(s) of Postal Service property to the contractor for use in the performance of this contract. This property is incorporated by reference in Section I. This property must be used and maintained by the contractor in accordance with the Postal Service Property clause of this contract.

G.6      POSTAL SERVICE-FURNISHED DATA (Clause OB-25) (June 1988)

         a. The Postal Service will deliver to the contractor the Postal Service-furnished data described in this contract. If the data, suitable for their intended use, are not delivered to the contractor, the contracting officer will equitably adjust affected provisions of the contract in accordance with the Changes clause.

         b. Title to Postal Service-furnished data remains with the Postal Service.

         c. The contractor must use the Postal Service-furnished data only in connection with this contract.

         d. The data to be furnished to the contractor are incorporated by reference in Section I.

G.7      CONTROL OF POSTAL SERVICE-FURNISHED PROPERTY (Clause OB-42) (June
         1988)

         Control of Postal Service-furnished property must be accomplished in accordance with the Postal Service Property clause of this contract. The designated property administrator for this contract is:

         Glenn-McDonald

102590-97-A-0118                                                       Section H


                        PART 2 - CLAUSES AND ATTACHMENTS

                           SECTION H - GENERAL CLAUSES
                           ---------------------------

H.1      CLAUSES INCORPORATED BY REFERENCE

         The following clauses are incorporated by reference as if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

         CLAUSE
         NUMBER            DATE                      TITLE

         B-1               June 1988        DEFINITIONS (PM B.2.1)
         B-2               October 1987     CHANGES (PM B.2.1)
         B-8               October 1987     ASSIGNMENT OF CLAIMS (PM B.2.1)
         B-9               June 1988        CLAIMS AND DISPUTES (PM B.2.1)
         B-10              October 1987     PRICING OF ADJUSTMENTS (PM B.2.1)
         B-11              October 1987     TERMINATION FOR CONVENIENCE (PM
                                            B.2.1)
         B-13              October 1987     TERMINATION FOR DEFAULT (PM B.2.1)
         B-14              October 1987     EXAMINATION OF RECORDS (PM B.2.1)
         B-21              October 1987     CHANGE-ORDER ACCOUNTING (PM B.2.1)
         B-25              June 1988        ADVERTISING OF CONTRACT AWARDS (PM
                                            B.2.1)
         1-5               April 1993       GRATUITIES OR GIFTS (PM 1.7.8)
         1-6               October 1987     CONTINGENT FEES
         6-1               January 1991     BANKRUPTCY (PM 6.2.7)
         10-1              December 1989    PARTICIPATION OF SMALL, MINORITY-
                                            OWNED, AND WOMAN-OWNED BUSINESSES
                                            (PM 10.1.5)
         10-2              February 1992    SMALL, MINORITY-OWNED, AND WOMAN-
                                            OWNED BUSINESS SUBCONTRACTING
                                            REQUIREMENTS (PM 10.1.5)
         10-3              October 1987     CONVICT LABOR (PM 10.2.2)
         10-9              October 1987     EQUAL OPPORTUNITY (PM 10.2.7)
         10-11             October 1987     EQUAL OPPORTUNITY PREAWARD
                                            CLEARANCE OF SUBCONTRACTS
         10-15             October 1987     AFFIRMATIVE ACTION FOR HANDICAPPED
                                            WORKERS (PM 10.2.11)

102590-97-A-0118                                                       Section H

         10-16             July 1995         AFFIRMATIVE ACTION FOR DISABLED
                                             VETERANS AND VETERANS OF THE
                                             VIETNAM ERA (PM 10.2.12)
         10-19             October 1987      CLEAN AIR AND WATER (PM 10.4.2)
         10-20             December 1989     DRUG-FREE WORKPLACE (PM 10.5.4)

H.2      TERMINATION FOR CONVENIENCE OR DEFAULT
         (Clause B-12) (October 1987)

         a. Performance under this contract may be terminated by the Postal Service in whole or in part whenever-

                  1. The contractor defaults in performing this contract (including in the term "default" any refusal or failure to prosecute the work diligently enough to ensure its completion within the time specified or any extension), and fails to cure the default within ten days (or for a longer period as the contracting officer may allow) after receipt from the contracting officer of a notice specifying the default; or

                  2. The contracting officer determines that termination is in the best interests of the Postal Service. A termination may be effected by delivery to the contractor of a notice of termination specifying whether the termination is for default or for the convenience of the Postal Service, the extent of work terminated, and the effective date of the termination. If, after notice of termination for default under subparagraph a.1 above, it is determined that the contractor was not in default or that the delay was excusable, the notice of termination will be deemed to have been issued for the convenience of the Postal Service.

         b. Upon receipt of a notice of termination, unless otherwise directed by the contracting officer, the contractor must take the following actions:

                  1. Stop work under the contract to the extent specified in the notice.

                  2. Place no further orders or subcontracts for materials, services, or facilities except as necessary for completion of the unterminated work.

                  3. Terminate all orders and subcontracts to the extent that they relate to the work terminated.

                  4. Assign to the Postal Service, as directed by the contracting officer, all right, title, and interest of the contractor under the orders and subcontracts terminated. The

102590-97-A-0118                                                      Section H

Postal Service has the right, in its discretion, to settle or pay claims arising out of these terminations.

                  5. Settle all outstanding liabilities and all claims arising out of the termination of orders and subcontracts, with the approval or ratification of the contracting officer. The contracting officer's decision is final for the purposes of this clause.

                  6. Transfer title to the Postal Service and deliver as directed by the contracting officer -

                           (a) Work in process, completed work, and other
material produced as a part of or acquired for the work terminated; and

                           (b) The completed or partially completed plans,
drawings, information, and other property that, if the contract had been completed, would have been furnished to the Postal Service.

                  7. Use its best efforts to sell as directed by the contracting officer any property of the types referred to in subparagraph b.6 above, provided that the contractor may acquire property under the conditions prescribed and at prices approved by the contracting officer, and the proceeds of any such transfer will be applied in reduction of any payments to be made by the Postal Service to the contractor, or be credited to the price or cost of the work covered by this contract or paid in any manner directed by the contracting officer.

                  8. Complete performance of the work not terminated.

                  9. Take any action that may be necessary, or that the contracting officer may direct, for protecting and preserving any property related to this contract that is in the possession of this contractor and in which the Postal Service has or may acquire an interest.

         c. At any time, the contractor may submit to the contracting officer a list, certified as to quantity and quality, of termination inventory not disposed of and may request the Postal Service to remove inventory items or enter into a storage agreement covering them. Not later than 15 days after receiving this request, the Postal Service will accept title to the items and remove them or enter into a storage agreement. The list will be subject to verification by the contracting officer upon removal of the items or, if the items are stored, within 45 days after submission of the list.

102590-97-A-0118                                                       Section H

         d. After termination, the contractor must submit to the contracting officer a termination claim in the form and with the certification prescribed by the contracting officer. The claim must be submitted promptly, but in no event more than 180 days after the effective date of termination, unless an extension in writing is granted by the contracting officer. However, if the contracting officer determines that the facts justify such action, any termination claim may be received and acted upon at any time after the 180-day period. Upon failure of the contractor to submit a termination claim within the time allowed, the contracting officer may determine, on the basis of information available, the amount, if any, due the contractor by reason of the termination and will pay that amount.

         e. Subject to the provisions of paragraph d above, the contractor and the contracting officer may agree upon the whole or any part of the amount to be paid (including an allowance for the fee) to the contractor by reason of the termination.

         f. If the contractor and the contracting officer fail to agree on the amount with respect to cost or fee, the contracting officer will determine, on the basis of information available, the amount, if any, due the contractor and pay the contractor as follows:

                  1.       If the settlement includes cost and fee -

                           (a) All costs and expenses reimbursable in accordance
with this contract, not previously paid to the contractor and such as may continue for a reasonable time after termination;

                           (b) The cost of settling and paying claims arising
out of the termination of work under subcontracts or orders;

                           (c) The reasonable costs of settlement, including
accounting, legal, clerical, and other expenses reasonably necessary for the preparation of settlement claims, together with reasonable storage, transportation, and other costs incurred in connection with protecting or disposing of the termination inventory (however, if the termination is for default, there must not be included any amount for the preparation of the contractor's settlement proposal); and

                           (d) A portion of the fee payable under the contract,
determined as follows:

                                    1. In the event of termination for
convenience, a percentage of the fee equivalent to the percentage of the completion of work contemplated by the contract, but

102590-97-A-0118                                                       Section H
exclusive of subcontract effort included in subcontractors' termination claims, less fee payments previously made; or

                                    2. In the event of termination for default,
that proportionate part of the fee (or, if this contract calls for articles of different types, of such part of the fee as is reasonably allocable to the type of article under consideration) as the total number of articles accepted bears to the total number of articles of a like kind called for by this contract. If the amount determined under this subparagraph (2) is less than the total payment already made to the contractor, the contractor must repay to the Postal Service the excess.

                  2. If the settlement includes only the fee, its amount will be determined in accordance with f.l(d) above.

         g. Costs claimed, agreed to, or determined pursuant to paragraphs c, d, and e above must be in accordance with chapter 5 of the USPS Procurement Manual in effect on the effective date of termination. The final settlement is limited as provided in the Limitation of Cost clause of this contract.

         h. The contractor has the right of review, under the Claims and Disputes clause, of any determination made by the contracting officer under paragraph d or f above, except that if the contractor fails to request an extension of time, the contractor will have no right of review. In any case where the contracting officer determines the amount due under paragraph d or f above, the Postal Service must pay to the contractor the following:

                           1. If there is no right of review under this clause
or if no timely review has been taken, the amount determined by the contracting officer; or

                           2. If a review has been taken, the amount finally
determined.

         i.       There will be deducted -

                           1. All unliquidated advance or other payments made to
the contractor applicable to the terminated portion of this contract;

                           2. Any claim the Postal Service may have against the
contractor; and

                           3. The agreed price for, or the proceeds of sale of,
any materials, supplies, or other things acquired by the contractor or sold in accordance with this clause.

102590-97-A-0118                                                       Section H

         j. If the termination is partial, the portion of the fee payable for the continued portion of the contract must be equitably adjusted by agreement between the contractor and the contracting officer.

         k. The Postal Service may, under the terms and conditions it may prescribe, make partial payments against costs incurred by the contractor in connection with the terminated portion of the contract whenever, in the opinion of the contracting officer, the aggregate of the partial payments is within the amount to which the contractor will be entitled. If the total of these payments exceeds the amount finally determined to be due under this clause, the excess must be repaid to the Postal Service upon demand, together with interest calculated in accordance with the Interest clause of this contract, for the period from the date the excess payment is received by the contractor to the date on which the excess is repaid to the Postal Service. However, no interest will be charged with respect to an excess payment attributable to a reduction in the contractor's claim by reason of retention or other disposition of termination inventory, until ten days after the date of the retention or disposition.

H.3      SUBCONTRACTS (Clause B-18) (October 1987)

         a. "Subcontract," as used in this clause, includes, but is not limited to, purchase orders and changes and modifications to purchase orders. The contractor must notify the contracting officer reasonably in advance of entering into any subcontract if the contractor does not have a purchasing system approved by a Federal Government agency and if the subcontract -

                  1. Is to be a cost-reimbursement, time-and-materials, or labor-hour contract estimated to exceed $25,000 including any fee;

                  2. Is proposed to exceed $100,000; or

                  3. Is one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services that in the aggregate is expected to exceed $100,000.

         b. The advance notification required by paragraph a above must include
-

                  1. A description of the supplies or services to be subcontracted;

                  2. Identification of the type of subcontract to be used;

102590-97-A-0118                                                       Section H

                  3. Identification of the proposed subcontractor and an explanation of why and how the proposed subcontractor was selected, including the competition obtained;

                  4. The proposed subcontract price and the contractor's cost or price analysis;

                  5. The subcontractor's current, complete, and accurate cost or pricing data if required by other contract provisions; and

                  6.  A negotiation memorandum reflecting -

                           (a) The principal elements of the subcontract price
negotiations;

                           (b) The most significant considerations controlling
establishment of initial or revised prices;

                           (c) The reason cost or pricing data were or were not
required;

                           (d) The extent, if any, to which the contractor did
not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

                           (e) The extent, if any, to which it was recognized in
the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the contractor and subcontractor; and the effect of any such defective data on the total price negotiated;

                           (f) The reasons for any significant difference
between the contractor's price objective and the price negotiated; and

                           (g) A complete explanation of the incentive fee or
profit plan when incentives are used. The explanation must identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

         c. The contractor agrees to select subcontractors (including suppliers) on a competitive basis to the maximum practical extent consistent with the objectives. and requirements of the contract.

102590-97-A-0118                                                       Section H

         d. The contracting officer may disapprove any subcontract in writing for which advance notification is required under paragraph a above.

         e. Even if the contractor's purchasing system has been approved, the contractor must obtain the contracting officer's written consent before placing subcontracts that have been selected for special surveillance and so identified in the Schedule of the contract.

         f. The lack of disapproval does not constitute a determination -

                  1. Of the acceptability of any subcontract terms or conditions;

                  2. Of the acceptability of any subcontract price or of any amount paid under any subcontract; or

                  3. To relieve the contractor of any responsibility for performing this contract.

         g. No subcontract under this contract may provide for payment on a cost-plus-a- percentage-of-cost basis.

H.4      FREQUENCY AUTHORIZATION (Clause B-24) (October 1987)

         a. Authorization of radio frequencies required in support of this contract must be obtained through the contracting officer by the contractor or subcontractor in need thereof. Frequency-management procedures prescribed in the schedule of this contract must be followed in obtaining radio-frequency authorization.

         b. For any experimental, developmental, or operational equipment for which the appropriate frequency allocation has not been made, the contractor or subcontractor must provide the technical operating characteristics of the proposed electromagnetic radiating device to the contracting officer during the initial planning, experimental, or developmental phases of contractual performance.

         c. This clause, including this paragraph c, must be included in all subcontracts that call for developing, producing, testing, or operating a device for which a radio-frequency authorization is required.

102590-97-A-0118                                                       Section H


H.5      POSTAL SERVICE PROPERTY--SHORT FORM (Clause 2-12) (October 1987)

         a. The Postal Service will deliver to the contractor, at the time and locations stated in the contract, the Postal Service property described in the Schedule or specifications. If that property, suitable for its intended use, is not delivered timely to the contractor, the contracting officer must equitably adjust affected provisions of this contract in accordance with the Changes clause when:

                  1. The contractor submits a timely written request for an equitable adjustment; and

                  2. The facts warrant an equitable adjustment.

         b. Title to Postal Service property remains in the Postal Service. The contractor may use the Postal Service property only in connection with this contract. The contractor must maintain adequate property control records in accordance with sound industrial practice and must make them available for Postal Service inspection at all reasonable times.

         c. Upon delivery of Postal Service property to the contractor, the contractor assumes the risk and responsibility for its loss or damage, except -

                  1. For reasonable wear and tear;

                  2. To the extent property is consumed in performing the contract; or

                  3. As otherwise provided in the contract.

         d. Upon completing this contract, the contractor must follow the contracting officer's instructions regarding the disposition of all Postal Service property not consumed in performing this contract or previously delivered to the Postal Service. The contractor must prepare for shipment, deliver f.o.b. origin, or dispose of the Postal Service property, as directed or authorized by the contracting officer. The net proceeds of any such disposal will be credited to the contract price or will be paid to the Postal Service as directed by the contracting officer.

H.6      POSTAL SERVICE PROPERTY FURNISHED "AS IS"
         (Clause 2-14) (October 1987)

         a. The Postal Service makes no warranty whatsoever with respect to Postal Service property furnished "as is" except that the property is in the same condition when placed at the f.o.b. point specified in the solicitation as when inspected by the contractor pursuant to the

102590-97-A-0118                                                       Section H
solicitation or (if not inspected by the contractor) as when last available for inspection under the solicitation.

         b. The contractor may repair any property made available to the contractor "as is." Repair will be at the contractor's expense except as otherwise provided in this clause. Such property may be modified at the contractor's expense, but only with the written permission of the contracting officer. Any repair or modification of property furnished "as is" does not affect the title of the Postal Service.

         c. If there is any change (between the time inspected or last available for inspection under the solicitation to the time placed on board at the location specified in the solicitation) in the condition of Postal Service property furnished "as is" that will adversely affect the contractor, the contractor must, upon receipt of the property, notify the contracting officer of that fact, and (as directed by the contracting officer) either (1) return the property at the expense of the Postal Service or otherwise dispose of it, or (2) effect repairs to return it to the condition it was in when inspected under the solicitation, or (if not inspected) as it was when last available for inspection under the solicitation. Upon completion of (1) or (2) above, the contracting officer, upon written request from the contractor, will equitably adjust any contractual provisions affected by the return, disposition, or repair, in accordance with the Changes clause. The foregoing provisions for adjustment are exclusive, and the Postal Service is not liable for any delivery of Postal Service property furnished "as is" in a condition other than that in which it was originally offered.

         d. Except as otherwise provided in this clause, Postal Service property furnished "as is" is governed by the Postal Service Property clause of this contract.

H.7      FIXED FEE (Clause 5-10) (October 1987)

         a. The Postal Service will pay the contractor for performing this contract the fixed fee specified in the Schedule.

         b. Payment of the fixed fee will be made as specified in the Schedule. After payment of 85 percent of the fixed fee, the contracting officer may withhold further payment of fee until a reserve is set aside in an amount that the contracting officer considers necessary to protect the Postal Service's interest. This reserve may not exceed 15 percent of the total fixed fee or $100,000, whichever is less.

102590-97-A-0118                                                       Section H


H.8      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
         (Clause 5-22) (July 1995)

         a. If any price, including profit or fee, negotiated in connection with this contract, or modification to this contract, or any cost reimbursable under this contract, was increased by any significant amount because:

                  1. The contractor or subcontractor furnished cost or pricing data that were not complete, accurate, and current as of the date of final agreement on price;

                  2. A subcontractor or prospective subcontractor furnished the contractor cost or pricing data that were not complete, accurate, and current as of the date of final agreement on price; or

                  3. Any of these parties furnished data of any description that were not accurate - then the price or cost will be reduced accordingly and the contract will be modified to reflect the reduction.-

         b. Any reduction in the contract price under paragraph a above due to defective data from a prospective subcontractor that was not awarded the subcontract will be limited to the amount, plus applicable overhead and profit markup, by which the actual subcontract, or the actual cost to the contractor if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the contractor (provided that the actual subcontract price was not itself affected by defective cost or pricing data).

H.9      SUBCONTRACTOR COST OR PRICING DATA (Clause 5-23)
         (October 1987)

         a. Before awarding any subcontract or pricing any subcontract modification, the contractor must require the subcontractor to submit cost or pricing data whenever cost or pricing data are required by chapter 5 of the USPS Procurement Manual.

         b. If the subcontractor is required to submit cost or pricing data under paragraph a above, then the contractor must insert the substance of this clause, including this paragraph by, in the subcontract.

H.10     PATENT INFRINGEMENT BOND REQUIREMENTS (Clause 7-1) (October 1987)

         The contractor may be required to submit a patent infringement bond in a penal amount set by the contracting officer and in a form acceptable to the Postal Service. Failure to submit an acceptable bond may be cause for termination of the contract for default.

102590-97-A-0118                                                       Section H


H.11     INSURANCE (Clause 7-4) (June 1988)

         a. During the term of this contract and any extension, the contractor must maintain at its own expense the insurance required by this clause. Insurance companies must be acceptable to the Postal Service. Policies must include all terms and provisions required by the Postal Service.

         b. The contractor must maintain and furnish evidence of workers' compensation, employers' liability insurance, and the following general public liability and automobile liability insurance:

                     Bodily Injury                 Property Damage

General              $100,000.00 per person    $10,000.00 per occurrence
Liability            $500,000.00 per accident  $10,000.00 aggregate

Automobile           $100,000.00 per person    $10,000.00 per occurrence
Liability            $500,000.00 per accident  $10,000.00 aggregate

         c. Each policy must include substantially the following provision:

         "It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy".

         d. The contractor must furnish a certificate of insurance or, if required by the contracting officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than five days before a policy expires.

         e. The maintenance of insurance coverage as required by this clause is a continuing obligation, and the lapse or termination of insurance coverage without replacement coverage being obtained will be grounds for termination for default.

H.12     ERRORS AND OMISSIONS (Clause 7-5) (October 1987)

         a. The contractor warrants that it is insured for $200,000 (unless a larger amount is set forth in the Schedule) for errors and omissions per claim in an amount in excess of the minimum set forth in the Schedule in the performance of this contract.

102590-97-A-0118                                                       Section H

         b. Unless the contractor's policy is prepaid, noncancelable, and issued for a period at least equal to the term of this contract on an occurrence basis, the contractor must have the policy amended to include substantially the following provision:

         "It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy".

         c. The contractor must furnish a certificate of insurance or, if required by the contracting officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than five days before a policy expires.

H.13 FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT) (Clause 7-8) (October 1987)

         a.       Definitions

                  1. "Contract date" means the effective date of this contract or modification.

                  2. "All applicable Federal, State, and local taxes and duties" means all taxes and duties, in effect on the contract date, that the taxing authority is imposing and collecting on the transactions or property covered by this contract.

                  3. "After-imposed tax" means any new or increased Federal, State, or local tax or duty, or tax that was excluded on the contract date but whose exclusion was later revoked or amount of exemption reduced during the contract period, other than an excepted tax, on the transactions or property covered by this contract that the contractor is required to pay or bear as the result of legislative, judicial, or administrative action taking effect after the contract date.

                  4. "After-relieved tax" means any amount of Federal, State, or local tax or duty, other than an excepted tax, that would otherwise have been payable on the transactions or property covered by this contract, but which the contractor is not required to pay or bear, or for which the contractor obtains a refund or drawback, as the result of legislative, judicial, or administrative action taking effect after the contract date.

                  5. "Excepted tax" means social security or other employment taxes, net income and franchise taxes, excess profits taxes, capital stock taxes, transportation taxes, unemployment compensation taxes, and property taxes. "Excepted tax" does not include gross

102590-97-A-0118                                                       Section H
income taxes levied on or measured by sales or receipts from sales, property taxes assessed on completed supplies covered by this contract, or any tax assessed on the contractor's possession of, interest in, or use of property to which the Postal Service has title.

                  6. "Local taxes" includes taxes imposed by a possession of the United States or by Puerto Rico.

         b. Unless otherwise provided in this contract, the contract price includes all applicable Federal, State, and local taxes and duties.

         c. The contract price will be increased by the amount of any after-imposed tax, or of any tax or duty specifically excluded from the contract price by a term or condition of this contract, that the contractor is required to pay or bear, including any interest or penalty, if the contractor states in writing that the contract price does not include any contingency for such tax and if liability for such tax, interest, or penalty was not incurred through the contractor's fault, negligence, or failure to follow instructions of the contracting officer.

         d. The contract price will be decreased by the amount of any after-relieved tax. The Postal Service will be entitled to interest received by the contractor incident to a refund of taxes, to the extent that such interest was earned after the contractor was paid by the Postal Service for such taxes. The Postal Service will be entitled to repayment of any penalty refunded to the contractor, to the extent that the penalty was paid by the Postal Service.

         e. The contract price will be decreased by the amount of any Federal, State, or local tax, other than an excepted tax, that was included in the contract price and that the contractor is required to pay or bear, or does not obtain a refund of, through the contractor's fault, negligence, or failure to follow instructions of the contracting officer.

         f. No adjustment will be made in the contract price under this clause unless the amount of the adjustment exceeds $100.

         g. The contractor must promptly notify the contracting officer of all matters relating to Federal, State, and local taxes and duties that reasonably may be expected to result in either an increase or a decrease in the contract price, and the contractor must take appropriate action as the contracting officer directs. The contract price will be equitably adjusted to cover the costs of action taken by the contractor at the direction of the contracting officer, including any interest, penalty, and reasonable attorney's fees.

102590-97-A-0118 b                                                     Section H

         h. The Postal Service will furnish evidence appropriate to establish exemption from any Federal, State, or local tax when the contractor requests an exemption and states in writing that it applies to a tax excluded from the contract price, and a reasonable basis for the exemption exists.

H.14     PATENT RIGHTS (Clause 9-1) (October 1987)

         a.       Definitions Used in This Clause

                  1. Subject invention. Any invention or discovery, whether or not patentable, conceived or first actually reduced to practice in the course of or under this contract. The term includes, but is not limited to, any art, method, process, machine, manufacture, design, or composition of matter, or any new and useful improvement thereof, or any variety of plant, that is or may be patentable under the patent laws of the United States of America or any foreign country.

                  2. Postal Service purposes. The right of the Postal Service to practice and have practiced (make or have made, use or have used, sell or have sold) any subject invention throughout the world by or on behalf of the U.S. Postal Service.

                  3. Contract. Any contract, agreement, or other arrangement or subcontract entered into, with, or for the benefit of the Postal Service.

                  4. Subcontract and subcontractor. Any subcontract or subcontractor of the contractor under this contract and any lower-tier subcontract or subcontractor under the contract.

                  5. To bring the invention to the point of practical application. To manufacture (in the case of a composition or product), practice (in the case of a process), or operate (in the case of a machine or system) under such conditions as to establish that the invention works and that its benefits are reasonably accessible to the public.

         b. Rights Granted to the Postal Service. The contractor agrees to grant the Postal Service title in and to each subject invention. Nothing contained in this Patent Rights clause grants any rights with respect to any invention other than a subject invention.

         c. Subject Invention Disclosure and Reports

                  1. With respect to subject inventions, the contractor must furnish the contracting officer the items described in (a) through (e) below:

102590-97-A-0118                                                       Section H

                           (a) A written disclosure of each invention promptly
after conception or first actual reduction to practice, whichever occurs first under this contract, sufficiently complete in technical detail to convey to one skilled in the art to which the invention pertains a clear understanding of the nature, purpose, operation, and (to the extent known) the physical, chemical, or electrical characteristics of the invention. When unable to submit a complete disclosure, the contractor must, within three months, submit a disclosure that includes all such technical detail then known; and unless the contracting officer authorizes a different period, submit all other technical detail necessary to complete the disclosure within three additional months.

                           (b) Before final settlement of this contract, a final
report listing each invention, including all those previously listed, or certifying that there are no unreported inventions. (This final report and any interim report under (a) above must be submitted on Form 7398, Report of Inventions and Subcontracts, or other format acceptable to the contracting officer.)

                           (c) Information in writing, as soon as practicable,
of the date and identity of any (1) public use, sale, or publication of the invention made by or known to the contractor or (2) contemplated publication by the contractor.

                           (d) Upon request, any duly executed instruments and
other papers (prepared by the Postal Service) necessary to (1) vest in the Postal Service the rights granted it under this clause and (2) enable the Postal Service to apply for and prosecute any patent application, in any country, covering the invention, where the Postal Service has the right under this clause to file such an application.

                           (e) Upon request, an irrevocable power of attorney to
inspect and make copies of each United States patent application filed by, or on behalf of, the contractor covering the invention.

                  2. With respect to each subject invention in which the contractor has been granted rights, under license or otherwise, the contractor agrees to provide written reports at reasonable intervals, when requested by the Postal Service, as to:

                           (a) The commercial use being or intended to be made
of the invention;

                           (b) Royalties payable to the Postal Service; and

                           (c) The steps taken by the contractor to bring the
invention to the point of practical application, or to make the invention available for licensing.

102590-97-A-0118                                                       Section H

         d.       Subcontracts

                  1. The contractor must, unless otherwise authorized or directed by the contracting officer, include a patent rights clause containing all the provisions of this Patent Rights clause except paragraph g below in any subcontract where a purpose of the subcontract is the conduct of experimental, developmental, research, or engineering work. If a subcontractor refuses to accept this clause, the contractor:

                           (a) Must promptly submit a written report to the
contracting officer setting forth the subcontractor's reasons for the refusal and any other pertinent information that may expedite disposition of the matter; and

                           (b) May not proceed with the subcontract without the
written authorization of the contracting officer. The contractor may not, in any subcontract, or by using a subcontract as consideration thereof, acquire any rights to subject inventions for its own use (as distinguished from rights required to fulfill its contract obligations to the Postal Service in the performance of this contract). Reports, instruments, and other information required to be furnished by a subcontractor to the contracting officer under a patent rights clause in a subcontract may, upon mutual consent of the contractor and the subcontractor (or by direction of the contracting officer), be furnished to the contractor for transmission to the contracting officer.

                  2. The contractor, at the earliest practicable date, must notify the contracting officer in writing of any subcontract containing a patent rights clause, furnish to the contracting officer a copy of the subcontract, and notify the contracting officer when the subcontract is completed. The Postal Service is a third-party beneficiary of any subcontract granting rights to the Postal Service in subject inventions, and the contractor hereby assigns to the Postal Service all the rights that the contractor would have to enforce the subcontractor's obligations for the benefit of the Postal Service with respect to subject inventions. The contractor is not obligated to enforce the agreements of any subcontractor relating to the obligation of the subcontractor to the Postal Service regarding subject inventions.

         e.       Domestic Filing of Patent Applications by Contractor

                  1. If, pursuant to paragraph h below, greater rights are granted in a subject invention to the extent that the contractor may claim the invention, the contractor must file in due form and within six months of the granting of these rights a United States Patent application claiming the invention and furnish, as soon as practicable, the serial number and filing date of the application and the patent number of any resulting patent. As to each invention in which the contractor has been given greater rights, the contractor must notify the contracting officer at the

102590-97-A-0118                                                       Section H
end of the six-month period if it has failed to file or cause to be filed a patent application covering the invention. If the contractor, has filed or caused to be filed such an application within the six-month period, but elects not to continue prosecution of the application, it must notify the contracting officer not less than 60 days before the expiration of the response period. In either of these situations, the contractor forfeits all rights previously granted.

                  2. The following statement must be included in the first paragraph of any patent application filed or patent issued on an invention made under a Postal Service contract or a subcontract under a Postal Service contract: "The invention herein described was made in the course of or under a contract or subcontract thereunder with the United States Postal Service."

         f.       Foreign Filing of Patent Applications

                  1. If the contractor acquires greater rights in a subject invention and has filed a United States patent application claiming the invention, the contractor, or any party other than the Postal Service deriving rights from the contractor, has the exclusive rights, subject to the rights of the Postal Service, to file applications on the inventions in each foreign country within:

                           (a) Six months from the date a corresponding United
States patent application is filed; or

                           (b) Such longer period as the contracting officer may
approve.

                  2. The contractor must notify the contracting officer of each foreign application filed and, upon written request of the contracting officer, furnish an English translation of the application and convey to the Postal Service the entire right, title, and interest in the invention in each foreign country in which an application has not been filed within the time specified in subparagraph f.1 preceding.

         g.       Withholding Payment

                  1. Final payment under this contract will not be made until the contractor delivers to the contracting officer the reports required by paragraph c above and all information as to subcontracts required by paragraph d above.

                  2. If action is deemed warranted because of the contractor's performance under the Patent Rights clause of this contract or of other Postal Service contracts, the contracting officer may withhold from payment such sum as considered appropriate, not exceeding $50,000 or ten percent of the amount of this contract, whichever is less, to be held as a

102590-97-A-0118                                                       Section H
reserve until the contractor delivers all the reports, disclosures, and information specified in paragraph c above.

         h. Contractor's Request for Greater Rights. The contractor, at the time of first disclosing a subject invention pursuant to paragraph c.l(a) above, but not later than three months thereafter, may submit in writing to the contracting officer a request for rights by license or otherwise in any invention. The contracting officer will review the contractor's request for rights and will notify the contractor whether it is granted in whole or in part. Any rights granted the contractor will be subject to, but not necessarily limited to, the provisions of paragraph i following.

         i.       Reservation of Rights to the Postal Service

                  1. If rights in any subject invention are vested in or granted to the contractor, such rights will, as a minimum, be subject to an irrevocable, nonexclusive, and royalty-free license to practice and have practiced the invention throughout the world for Postal Service purposes, including its practice:

                           (a) In the manufacture, use, and disposition of any
article or material;

                           (b) In the use of any method; or

                           (c) In the performance of any service, acquired by or
for the Postal Service or with funds otherwise derived through the Postal
Service.

                  2. If rights are vested in the contractor, the contractor agrees to, and grants to the Postal Service the right to, require the granting of a license to an applicant under any such invention:

                           (a) On a nonexclusive basis, unless the contractor, a
licensee, or an assignee demonstrates to the Postal Service, at its request, that (1) effective steps have been taken within three years after a patent issues on the invention to bring the invention to the point of practical application or (2) the invention has been made available for licensing on terms that are reasonable in the circumstances, or can show cause why the title should be retained for a further period of time; or

                           (b) On terms that are reasonable in the circumstances
to the extent that the invention is required for public use by Postal Service regulations or as may be necessary to fulfill health needs, or for other public purposes stipulated in the Schedule of this contract.

102590-97-A-0118                                                       Section H

         j. Right to Disclose Subject Inventions. The Postal Service may duplicate and disclose reports and disclosures of subject inventions required to be furnished by the contractor pursuant to this Patent Rights clause.

         k. Forfeiture of Rights in Unreported Subject Inventions. The contractor forfeits to the Postal Service all rights in any subject invention that it fails to report to the contracting officer when or before it:

                  1. Files or causes to be filed a United States or foreign application thereon; or

                  2. Submits the final report required by c.l(b) above, whichever occurs later, provided, that the contractor will not forfeit rights in a subject invention if:

                           (a) Contending that the invention is not a subject
invention, it nevertheless reports the invention and all the facts pertinent to its contention to the contracting officer within the time specified in k.1 or
k.2 above; or

                           (b) It establishes that failure to report was due
entirely to causes beyond its control and without its fault or negligence. The contractor is deemed to hold any such forfeited subject invention, and the patent applications and patents pertaining to it, in trust for the Postal Service pending written assignment of the invention. The rights accruing to the Postal Service under this paragraph k are in addition to, and do not supersede, any other rights the Postal Service may have in relation to unreported subject inventions. Nothing contained in this clause may be construed to require the contractor to report any invention that is not in fact a subject invention.

         l. Examination of Records Relating to Inventions. The contracting officer, or an authorized representative, until the expiration of three years after final payment under this contract, has the right to examine any books, records, documents, and other supporting data of the contractor that the contracting officer or authorized representative reasonably deems directly pertinent to the discovery or identification of subject inventions or to compliance by the contractor with the requirements of this clause.

H.15     AUTHORIZATION AND CONSENT (Clause 9-2) (October 1987)

         a. Research and Development Work. The Postal Service authorizes and consents to all use and manufacture of any invention covered by a U.S. patent in the performance of research, development, or experimental work called for, or performed as a necessary activity, in the performance of this contract or any subcontract, at any tier.

102590-97-A-0118                                                       Section H

         b. Supplies and Construction. The Postal Service authorizes and consents to all use and manufacture of any invention covered by a U.S. patent in performing this contract or subcontract, at any tier, that is:

                  1. Embodied in the structure or composition of any article, the delivery of which is accepted by the Postal Service under this contract; or

                  2. Used in machinery, tools, or methods whose use necessarily results from compliance by the contractor or subcontractor with (a) specifications or written provisions forming a part of this contract or (b) specific written instructions given by the contracting officer directing the manner of performance.

         c. Determination of Liability. The liability of the Postal Service for patent infringement or for the unauthorized use of any patent will be determined by the provisions of any patent indemnity clause included in this contract or in any subcontract under this contract (at any tier) and by any indemnification or warranty (express or implied) otherwise provided by the contractor or subcontractor for similar products or services when supplied to commercial buyers.

         d. Flowdown. The contractor must include, and require inclusion of, this clause, suitably modified to identify the parties, in all subcontracts under this contract at any tier that are expected to exceed $50,000.

H.16     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
         INFRINGEMENT (Clause 9-3) (October 1987)

         a. The contractor must report to the contracting officer, in writing, promptly and in reasonable detail, any notice, claim, or suit regarding patent or copyright infringement (or unauthorized use of a patent or copyright) based on performance of this contract.

         b. At the contracting officer's request, the contractor must furnish all evidence and information in its possession pertaining to the suit or claim. The evidence and information will be furnished at the expense of the Postal Service except when the contractor has agreed to indemnify the Postal Service.

         c. This clause must be included in all subcontracts under this contract, at any tier, over $50,000.

102590-97-A-0118                                                       Section H


H.17     PATENT INDEMNITY (Clause 9-4) (October 1987)

         a. Except as provided in paragraph d below, the contractor indemnities the Postal Service, its employees, and its agents against liability, including costs and fees, for patent infringement (or unauthorized use) arising from the manufacture, use, or delivery of supplies, the performance of services, the construction or alteration of real property, or the disposal of property by or for the Postal Service, if the supplies, services, or property (with or without relatively minor modifications) have been or are being offered for sale or use in the commercial marketplace by the contractor.

         b. The Postal Service must promptly notify the contractor of any claim or suit subject to the indemnity of paragraph a above alleging patent infringement or unauthorized use of a patent.

         c. To the extent allowed by law, the contractor may participate in the defense of any suit to which this clause applies.

         d. This indemnification does not apply to:

                  1. Infringements for the unauthorized use of a private patent covered by this indemnity resulting from the contracting officer's specific written directions, compliance with which requires an infringement; or

                  2. Infringement or unauthorized use claims that are unreasonably settled without the contractor's consent before litigation.

         e. This clause must be included in all subcontracts under this contract, at any tier, over $50,000.

H.18     RIGHTS IN TECHNICAL DATA (Clause 9-6) (December 1992)

         a.       Definitions

                  1. Data. Recorded information, regardless of the form or the medium on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

                  2. Form, fit, and function data. Data relating to an item or process that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating and attachment characteristics, functional characteristics, and

102590-97-A-0118                                                      Section H
performance requirements; except that for computer software, it means data identifying origin, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulas, and machine-level flow charts of the computer software.

                  3. Limited rights data. Data other than computer software developed at private expense, including minor modifications of these data.

                  4. Technical data. Data other than computer software, of a scientific or technical nature.

                  5. Unlimited rights. The rights of the Postal Service in technical data and computer software to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, in any manner and for any purpose, and to have or permit others to do so.

         b.       Allocation of Rights.

                  1. Except as provided in paragraph c below regarding copyright, the Postal Service has unlimited rights in:

                           (a) Technical data first produced in the performance
of this contract (except to the extent that they constitute minor modifications of data that are limited rights data);

                           (b) Form, fit, and function data delivered under this
contract; except that all form, fit, and function data describing limited rights must be delivered with unlimited rights;

                           (c) Technical data delivered under this contract that
constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and

                           (d) All other technical data delivered under this
contract, unless provided otherwise in paragraph g below.

                  2. The allocation of rights in any computer programs, data bases, and documentation will be determined by the Rights in Computer Software clause, except that limited rights data formatted as computer data bases for delivery to the Postal Service are to be treated as limited rights data under this Rights in Technical Data clause.

102590-97-A-0118                                                      Section H

         c.       Copyright.

                  1. Unless provided otherwise in paragraph d below, the contractor may establish, without prior approval of the contracting officer, claim to copyright in scientific and technical articles based on, or containing, technical data first produced in the performance of this contract and published in academic, technical, or professional journals, symposia proceedings, or similar works. The prior, express written permission of the contracting officer is required to establish claim to copyright in all other technical data first produced in the performance of this contract. When making claim to copyright, the contractor must affix the applicable copyright notice of 17 U.S.C. 401 or
402. The contractor grants to the Postal Service and others acting on its behalf a paid up, nonexclusive irrevocable worldwide license in such copyright data to reproduce, prepare derivative works, distribute copies to the public, and perform and display the data publicly.

                  2. The contractor may not, without prior written permission of the contracting officer, incorporate in technical data delivered under this contract any data not first produced in the performance of this contract containing the copyright notice of 176 U.S.C. 401 or 402, unless the contractor identifies the data and grants to the Postal Service, or acquires on its behalf at no cost to the Postal Service, a license of the same scope as set forth in subparagraph c.1 above.

                  3. The Postal Service agrees not to remove any copyright notices placed on data pursuant to this paragraph c, and to include such notices on all reproductions of the data.

         d.       Release, Publication, and Use of Technical Data.

                  1. The contractor has the right to use, release to others, reproduce, distribute, or publish any technical data first produced by the contractor in the performance of this contract, except to the extent these data may be subject to the Federal export control or national security laws or regulations, or unless otherwise provided below in this paragraph d.2 following or expressly set forth in this contract.

                  2. The contractor agrees that if it receives or is given access to data necessary for the performance of this contract that contain restrictive markings, the contractor will treat the data in accordance with the markings unless otherwise specifically authorized in writing by the contracting officer.

102590-97-A-0118                                                       Section H

         e.       Unauthorized Marking of Data.

                  1. If any technical data delivered under this contract are marked with the notice specified in paragraph g below and the use of such a notice is not authorized by this clause, or if the data bear any other unauthorized restrictive markings, the contracting officer may at any time either return the data or cancel the markings. The contracting officer must afford the contractor at least 30 days to provide a written justification to substantiate the propriety of the markings. Failure of the contractor to timely respond, or to provide written justification, may result in the cancellation of the markings. The contracting officer must consider any written justification by the contractor and notify the contractor if the markings are determined to be authorized.

                  2. The foregoing procedures may be modified in accordance with Postal Service regulations implementing the Freedom of Information Act (5 U.S.C.
552) if necessary to respond to a request thereunder. In addition, the contractor is not precluded from bringing a claim in connection with any dispute that may arise as the result of a final disposition of the matter by a court or competent jurisdiction.

         f.       Omitted or Incorrect Markings.

                  1. Technical data delivered to the Postal Service without the limited rights notice authorized by paragraph g below, or the copyright notice required by paragraph c above, will be deemed to have been furnished with unlimited rights, and the Postal Service assumes no liability for the disclosure outside the Postal Service, the contractor may request within six months (or a longer time approved by the contracting officer) after delivery of the data, permission to have notices placed on qualifying technical data at the contractor's expense, and the contracting officer may agree to do so if the contractor:

                           (a)      Identifies the technical data to which the
omitted notice is to be applied;

                           (b)      Demonstrates that the omission of the notice
was inadvertent;

                           (c)      Establishes that the use of the proposed
notice is authorized; and

                           (d)      Acknowledges that the Postal Service has
no liability with respect to the disclosure, use, or reproduction of any such data made before the addition of the notice or resulting from the omission of the notice.

102590-97-A-0118                                                       Section H

                  2. The contracting officer may also (a) permit correction at the contractor's expense of incorrect notices if the contractor identifies the technical data on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or (b) correct any incorrect notices.

         g. Protection of Limited Rights Data. When technical data other than data listed in b.l(a), (b), and (c) above are specified to be delivered under this contract and qualify as limited rights data, if the contractor desires to continue protection of such data, the contractor must affix the following "Limited Rights Notice" to the data, and the Postal Service will thereafter treat the data, subject to paragraphs e and f above, in accordance with the
Notice:

                             "LIMITED RIGHTS NOTICE

         These technical data are submitted with limited rights under Postal Service Contract No. _________________ and subcontract _____________________, if appropriate). These data may be reproduced and used by the Postal Service with the express limitation that they will not, without written permission of the contractor, be used for purposes of manufacture or disclosed outside the Postal Service; except that the Postal Service may disclose these data outside the Postal Service for the following purposes, provided that the Postal Service makes such disclosure subject to prohibition against further use and disclosure:

                  1. Use (except for manufacture) by support service contractors.

                  2. Evaluation by Postal Service evaluators.

                  3. Use (except for manufacture) by other contractors participating in the Postal Service's program of which the specific contract is a part, for information and use in connection with the work performed under each contract.

                  4. Emergency repair or overhaul work.

This Notice must be marked on any reproduction of these data, in whole or in part."

         h. Subcontracting. The contractor has the responsibility to obtain from its subcontractor all data and rights therein necessary to fulfill the contractor's obligations under this contract. If a subcontractor refuses to accept terms affording the Postal Service such rights, the contractor must promptly bring such refusal to the attention of the contracting officer and may not proceed with subcontract award without further authorization.

102590-97-A-0118                                                       Section H

         i. Relationship to Patents. Nothing contained in this clause implies a license to the Postal Service under any patent or may be construed as affecting the scope of any license or other right otherwise granted to the Postal Service.

H.19     RIGHTS IN COMPUTER SOFTWARE (Clause 9-9) (December 1992)

         a.       Definitions

                  1. Computer Software. Computer programs, computer databases, and their documentation.

                  2. Form, fit, and function data. Data identifying origin, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulas, and machine-level flow charts of the computer software.

                  3. Restricted computer software. Computer software developed at private expense that is a trade secret, is commercial or financial and confidential or privileged, or is published copyrighted computer software, including minor modifications of this computer software.

                  4. Restricted rights. The rights of the Postal Service in restricted computer software, as set forth in a Restricted Rights Notice as provided in paragraph g below, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract.

                  5. Unlimited rights. The rights of the Postal Service in computer software to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, in any manner and for any purpose, and to have or permit others to do so.

         b. Allocation of Rights. Except as provided in paragraph c below regarding copyright the Postal Service has unlimited rights in:

                  1. Computer software first produced in the performance of this contract (except to the extent that it constitutes minor modifications of computer software that is restricted computer software);

                  2. Form, fit, and function data delivered under this contract; except that all form, fit, and function data describing limited rights data must be delivered with unlimited rights.

102590-97-A-0118                                                       Section H

                  3. All other computer software delivered under this contract, except for restricted computer software provided in accordance with paragraph g below.

         c.       Copyright.

                  1. The prior, express written permission of the contracting officer is required to establish claim to, copyright in all computer software or other data first produced in the performance of this contract. When making claim to copyright, the contractor must affix the applicable copyright notice of 17 U.S.C. 401. The contractor grants to the Postal Service and others acting on its behalf a paid-up, nonexclusive, irrevocable worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform and display the computer software and other data publicly.

                  2. If the Postal Service desires to obtain copyright in the computer software first produced in the performance of the contract and permission has not been granted pursuant to c.1 above, the contracting officer may direct the contractor to establish, or authorize the establishment of, claim to copyright in the computer software and to assign, or obtain the written assignment of, the copyright to the Postal Service or its designated assignee.

                  3. The contractor may not, without prior written permission of the contracting officer, incorporate in computer software delivered under this contract any computer software not first produced in the performance of this contract containing the copyright notice of 17 U.S.C. 401, unless the contractor identifies the computer software and grants to the Postal Service, or acquires on its behalf at no cost to the Postal Service, a license of the same scope as set forth in c.1 above or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract.

                  4. The Postal Service agrees not to remove the contractor's copyright notice placed on computer software pursuant to this paragraph c, and to include such notices on all reproduction of the computer software.

         d.       Release, Publication, and Use of Computer Software.

                  1. Unless prior written permission is obtained from the contracting officer or to the extent expressly set forth in this contract, the contractor will not use, release to others, reproduce, distribute, or publish any computer software first produced by the contractor in the performance of the contract.

102590-97-A-0118                                                       Section H

                  2. The contractor agrees that to the extent it receives or is given access to computer software necessary for the performance of this contract that contains restrictive markings, the contractor will treat the computer software in accordance with these markings unless otherwise specifically authorized in writing by the contracting officer.

         e.       Unauthorized Marking of Computer Software.

                  1. If any computer software delivered under this contract is marked with the notice specified in paragraph g below and the use of such a notice is not authorized by this clause, or if the computer software bears any other unauthorized restrictive markings, the contracting officer may at any time either return the computer software or cancel the markings. The contracting officer must afford the contractor at least 30 days to provide a written justification to substantiate the propriety of the markings. Failure of the contractor to timely respond, or to provide written justification, may result in the cancellation of the markings. The contracting officer must consider any written justification by the contractor and notify the contractor if the markings are determined to be authorized.

                  2. The foregoing procedures may be modified in accordance with Postal Service regulations implementing the Freedom of Information Act (5 U.S.C.
552) if necessary to respond to a request thereunder. In addition, the contractor is not precluded from bringing claim in connection with any dispute that may arise as the result of the Postal Service's action to remove any markings on computer software, unless this action occurs as a result of a final disposition of the matter by a court of competent jurisdiction.

         f.       Omitted or Incorrect Markings.

                  1. Computer software delivered to the Postal Service without the restricted rights notice authorized by paragraph g below, or the copyright notice required by paragraph c above, will be deemed to have been furnished with unlimited rights, and the Postal Service assumes no liability for the disclosure, use or reproduction of such computer software. However, the extent the computer software has not been disclosed outside the Postal Service, the contractor may request, within six months (or a longer time approved by the contracting officer) after delivery of the computer software, permission to have notices placed on qualifying computer software at the contractor's expense, and the contracting officer may agree to do so if the contractor:

                           (a)      Identifies the computer software involved;

                           (b)      Demonstrates that the omission of the notice
was inadvertent;

102590-97-A-0118                                                       Section H

                           (c)      Establishes that the use of the proposed
notice is authorized; and

                           (d)      Acknowledges that the Postal Service has no
liability with respect to the disclosure, use, or reproduction of any such computer software made before the addition of the notice or resulting from the omission of the notice.

                  2. The contracting officer may also (a) permit correction, at the contractor's expense, of incorrect notices if the contractor identifies the computer software on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or (b) correct any incorrect notices.

         g.       Protection of Restricted Computer Software.

                  1. When computer software other than that listed in subparagraphs b.1 and b.2 above is specified to be delivered under this contract and qualifies as restricted computer software, if the contractor desires to continue protection of such computer software, the contractor must affix the following "Restricted Rights Notice" to the computer software, subject to paragraphs e and f above, in accordance with the Notice:

                            "RESTRICTED RIGHTS NOTICE

         a. This computer software is submitted with restricted rights under Postal Service Contract No. ________________ (and subcontract _______________, if appropriate). It may not be used, reproduced, or disclosed by the Postal Service except as provided below or as otherwise stated in the contract.

         b. This computer software may be:

                  1. Used or copied for use in or with the computer or computers for which it was acquired, including use at any Postal Service installation to which the computer or computers may be transferred;

                  2. Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;

                  3. Reproduced for safekeeping (archives) or backup purposes;

102590-97-A-0118                                                       Section H

                  4. Modified, adapted, or combined with other computer software, provided that the modified, adapted, or combined portions of any derivative software incorporating restricted computer software are made subject to the same restricted rights;

                  5. Disclosed to and reproduced for use by support service contractors in accordance with 1 through 4 above, provided the Postal Service makes such disclosure or reproduction subject to these restricted rights; and

                  6. Used or copied for use in or transferred to a replacement computer.

         c. Notwithstanding the foregoing, if this computer software is published copyrighted computer software, it is licensed to the Postal Service, without disclosure prohibitions, with the minimum rights set forth in the preceding paragraph.

         d. Any other rights or limitations regarding the use, duplication, or disclosure of this computer software are to be expressly stated in, or incorporated in, the contract.

         e. This Notice must be marked on any reproduction of this computer software, in whole or in part."

                  2. When it is impracticable to include the above Notice on restricted computer software, the following short-form Notice may be used instead, on condition that the Postal Service's rights with respect to such computer software will be as specified in the above Notice unless otherwise expressly stated in the contract.

                     "RESTRICTED RIGHTS NOTICE (SHORT FORM)

         Use, reproduction, or disclosure is subject to restrictions set forth in Contract No. _____________ (and subcontract ________________ if appropriate) with _________ (name of contractor and subcontractor)."

         h. Subcontracting. The contractor has the responsibility to obtain from its subcontractors all computer software and rights in it necessary to fulfill the contractor's obligations under this contract. If a subcontractor refuses to accept terms affording the Postal Service such rights, the contractor must promptly bring such refusal to the attention of the contracting officer and may not proceed with subcontract award without further authorization.

102590-97-A-0118                                                       Section H

         i. Standard Commercial License or Lease Agreements. The contractor unconditionally accepts the terms and conditions of this clause unless expressly provided otherwise in this contract or in a collateral agreement incorporated in and made part of this contract. Thus the contractor agrees that, notwithstanding any provisions to the contrary contained in the contractor's standard commercial license or lease agreement pertaining to any restricted computer software delivered under this contract, and irrespective of whether any such agreement has been proposed before or after issuance of this contract or of the fact that such agreement may be affixed to or accompany the restricted computer software upon delivery, the Postal Service has the rights set forth in this clause to use, duplicate, or disclose any restricted computer software delivered under this contract.

H.20     RIGHTS IN DATA--SPECIAL WORKS (Clause 9-10) (December 1992)

         a. Definition. Works means literary works, including technical reports, studies, and similar documents; musical and dramatic works; and recorded information, regardless of the form or the medium on which it may be recorded. It does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

         b.       Rights.

                  1. All works first produced in the performance of this contract are the sole property of the Postal Service. The contractor agrees not to assert or authorize others to assert any rights or establish any claim of copyright in these works.

                  2. The contractor assigns all right, title, and interest to the Postal Service in all works first produced in performance of this contract that are not otherwise "works for hire" for the Postal Service under Section 201(b) of Title 17, United States Code. The contractor, unless directed otherwise by the contracting officer, must place on all such works delivered under this contract the following notice:

           "Copyright (year of delivery) United States Postal Service"

                  3. The contractor grants to the Postal Service a royalty-free, nonexclusive, irrevocable license throughout the world to publish, translate, deliver, perform, use, and dispose of in any manner any portion of a work that is not first produced in the performance of this contract but in which copyright is owned by the contractor and that is incorporated in the work finished under this contract, and to authorize others to do so for Postal Service purposes.

102590-97-A-0118                                                       Section H

                  4. Unless the contracting officer's written approval is obtained, the contractor may not include in any works prepared for or delivered to the Postal Service under this contract any works of authorship in which copyright is not owned by the contractor or the Postal Service without acquiring for the Postal Service any rights necessary to perfect a license of the scope set forth in subparagraph b.3 above.

                  5. Except as otherwise specifically provided for in this contract, the contractor may not use for purposes other than the performance of this contract, or release, reproduce, distribute, or publish, any work first produced in the performance of this contract, or authorize others to do so.

         c. Indemnity. The contractor indemnities the Postal Service (and its officers, agents, and employees acting for the Postal Service) against any liability, including costs and expenses, (1) for violation of proprietary rights, copyrights, or rights of privacy or publicity, arising out of the creation, delivery, or use of any works furnished under this contract, or (2) based upon any libelous or other unlawful matter contained in these works. These provisions do not apply to material furnished by the Postal Service and incorporated in the works to which this clause applies.

H.21     RIGHTS IN DATA--EXISTING WORKS (Clause 9-11) (October 1987)

         a. Except as otherwise provided in this contract, the contractor grants to the Postal Service, and others acting on its behalf, a paid-up, nonexclusive, irrevocable worldwide license to reproduce, prepare derivative works, and perform and display publicly all the material or subject matter called for under this contract, or for which this clause is specifically made applicable.

         b. The contractor indemnifies the Postal Service, its employees, and its agents against any liability, including costs and fees, incurred as the result of the violation of trade secrets, copyrights, or right of privacy or publicity, arising out of the creation, delivery, publication, or use of any data furnished under this contract; or any libelous or other unlawful matter contained in such data. This paragraph b does not apply unless the Postal Service notifies the contractor as soon as practicable of any claim or suit, affords the contractor an opportunity under applicable laws or regulations to participate in the defense of it, and obtains the contractor's consent to its settlement (which consent may not be unreasonably withheld). These provisions do not apply to material furnished to the contractor by the Postal Service and incorporated in data to which this clause applies.

102590-97-A-0118                                                      Section H


H.22     INTELLECTUAL PROPERTY RIGHTS (Clause 9-13) (October 1987)

         All intellectual property rights evolving from studies, reports, or other data delivered under this contract are the sole property of the Postal Service. The contractor agrees to make, execute, and deliver to the Postal Service any papers or other instruments in such terms and contents as may be required for the filing of any required instrument necessary for preserving an intellectual property right and does hereby assign and transfer to the Postal Service the entire right, title, and interest in and to the intellectual property rights. Before final settlement of this contract, a final report must be submitted on Form 7398, Report of Inventions and Subcontracts, or other format acceptable to the contracting officer.

H.23     ACQUISITION OF ADDITIONAL RIGHTS IN DATA (Clause 9-14) (October 1987)

         a. Unlimited Rights. The contractor grants the Postal Service unlimited rights in all data (technical data and computer software) listed in the Schedule as falling within this clause's unlimited rights provisions. The rights of the parties to these data are governed by the Rights in Technical Data clause of this contract with regard to technical data, and the Rights in Computer Software clause of this contract with regard to computer software.

         b.       Directed License Rights.

                  1. At the contracting officer's direction, the contractor must license other firms or organizations to use all data (technical data and computer software) listed in the Schedule as falling within this clause's directed license rights provisions, for the purpose of performing Postal Service contracts. If necessary, the contractor will provide a reasonable amount of technical assistance to these firms or organizations to enable them to use the data to perform Postal Service contracts. The contracting officer will direct that licenses and technical assistance agreements be given under this clause only to firms and organizations competent to perform the specific Postal Service contracts to which the direction applies.

                  2. Upon entering into licenses under this clause, the contractor may restrict the use of the data for all other purposes, and may include any other provisions for trade secret or copyrighted material restrictions that are normally found in commercial licenses. Subject to the contracting officer's approval, the license may provide for payment of reasonable amounts for use of the data, in the form of a lump-sum payment, royalties, or both. The contracting officer will withhold approval of the payment only if it is at variance with normal commercial practice.

                  3. Subject to the contracting officer's approval, any technical assistance agreement under this clause will provide for full compensation of the contractor's costs of providing the assistance, plus a reasonable profit. The contracting officer will withhold approval of the profit only if it is at variance with normal commercial practice.

102590-97-A-0118                                                       Section H

         c. Other Rights. Any specific rights other than the unlimited rights or directed license rights treated in paragraphs a and b above are as set forth in the Schedule.

H.24 FABRICATION OR ACQUISITION OF NONEXPENDABLE PROPERTY (Clause OB-28) (June 1988)

         The contractor must not fabricate or acquire under this contract, either directly or indirectly through a subcontract, any item of nonexpendable property without the contracting officer's written approval.

102590-97-A-0118                                                       Section I


                          SECTION I LIST OF ATTACHMENTS
                          ------------------------------



ATTACHMENT                 TITLE                                  NO OF
NO.                                                               PAGES

1                          Statement of Work (SOW)                26
II                         Clause 1-13, Year  2000 Warranty        1
III                        Maintenance, Support, T&M Rates         1

102590-97-A-0118                                                       Section J

                        PART 3 - SOLICITATION PROVISIONS
                        --------------------------------

                      SECTION J - INSTRUCTIONS TO OFFERORS
                      ------------------------------------


J.1      SUBMISSION OF FINANCIAL STATEMENTS (Provision OA-27) (July 1988)

         Specific reference is made to Section K, Provision A-1, Preparation of Proposals.

         For the purpose of this requirement, the term "current financial statement" is defined as the data (including both the Balance Sheet and Income Statement covering each of the offeror's immediate past two fiscal years (normally the most Annual Reports), together with an interim report to as near the submission date as possible. These guidelines are to be observed:

         a. Statements shall be prepared in accordance with Generally Accepted Accounting Principles.

         b. Statements shall include all required notes to the Financial Statements.

         c. Statements must be certified by either a company executive as to the accuracy and veracity of the statements, or by an opinion statement on the fairness of the presentation after review by independent auditors.

         d. The Income Statements must incorporate or have attached "Schedule of Cost and Goods Sold." This schedule must reflect Direct Materials, Direct Labor, and Overhead used to compute the cost of goods sold amount.

         It may become necessary for the offeror to submit additional financial information prior to award.

         Financial information received will be treated as confidential and will not be used for purposes other than evaluation of financial responsibility.

J.2      TYPE OF CONTRACT (Provision 5-1) (October 1987)

         The Postal Service plans to award a combination type of contract under this solicitation, and all proposals must be submitted on this basis. Alternate proposals based on other contract types [__] will [X] will not be considered.

102590-97-A-0118                                                       Section J

J.3      AMENDMENTS TO PROPOSALS (Provision OA-3) (June 1988)

         Any changes to a proposal made by the offer or after its initial submittal must be accomplished by replacement pages. Changes from the original page must be indicated on the outside margin by vertical lines adjacent to the change. The offeror must include the date of the amendment on the lower right corner of the changed pages.

J.4 INSTRUCTIONS FOR THE PREPARATION OF TECHNICAL AND/OR BUSINESS PROPOSALS (Provision OA-11) Alternate III (February 1987)

         The following instructions establish the acceptable minimum requirements for the format and the content of proposals:

         a. Technical Proposal. The technical section must contain a detailed technical discussion and description of the offeror's methodology to be used in accomplishing the effort, including the rationale for the approach proposed it must be precise, factual, and complete and must contain the information listed in subparagraphs 1 through 7 below:

                  1. Resumes-The offeror must provide resumes listing qualifications and details relating to professional or technical personnel expected to be assigned to the proposed contract.

                  2. Efforts-The offeror must state the percentage of time, based on the offeror's regular workweek, such personnel are expected to devote to the contract.

                  3. Subcontracting-The offeror must describe and explain that portion of the work intended to be subcontracted, identifying probable sources.

                  4. Ability to Perform-Each offeror must submit, with its proposal, evidence of ability to perform the effort. Such evidence must be in reference to Postal Service contracts, contracts with other Government agencies, or commercial contracts for similar efforts successfully completed. Contract numbers, a brief description of work performed, and the name and location of the contracting officer or other official, cognizant agency, or company must be included.

                  5. Organization-The offeror must outline the relationship between this project and the offeror's organization.

                  6. Related Experience-The offeror must describe in detail its experience and familiarity related to the subject of this effort.

102590-97-A-0118                                                      Section J

                  7. Related Facilities-The offeror must describe special facilities it may have that have specific application to this work.

         b.       Price Proposal

                  1. All costs must be defined in the contract pricing proposal, supported in accordance with the USPS Procurement Manual. Subcontract costs must be defined and accompanied by their respective contract pricing cover sheets and supporting data.

                  2. The offeror must indicate its fiscal accounting period and the name, address, and telephone number of its cognizant Government audit agency, if applicable.

                  3. If the offeror has no cognizant Government audit agency, the details supporting the fringe benefit, labor overhead, and general and administration rates must be provided as part of the cost proposal. All rates must be those anticipated to be in effect during the period of performance of the contract.

102590-97-A-0118                                                       Section K


                 SECTION K - SOLICITATION NOTICES AND PROVISIONS
                 -----------------------------------------------


K.1      PROVISIONS INCORPORATED BY REFERENCE

         The following provisions are incorporated by reference as if set forth in full text. The full text of these provisions is available from the contracting officer upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

         PROVISION
         NUMBER      DATE              TITLE

         A-2         October 1987      SUBMISSION OF PROPOSALS (PM A.2.3)
         A-3         October 1987      MODIFICATION OR WITHDRAWAL OF
                                       PROPOSALS (PM A.2.3)
         A-4         October 1987      LATE SUBMISSIONS AND MODIFICATIONS
                                       OF PROPOSALS (PM A.2.3)
         A-5         October 1987      ACKNOWLEDGMENT OF SOLICITATION
                                       AMENDMENTS (PM A.2.3)
         A-6         October 1987      EXPLANATION TO PROSPECTIVE OFFERORS
                                       (PM A.2.3)
         A-7         June 1988         RESTRICTION AND USE OF DATA (PM A.2.3)
         A-8         February 1992     CONTRACT AWARD (PM A.2.3)
         A-9         October 1987      AWARD WITHOUT DISCUSSIONS (PM A.2.3)
         A-10        October 1987      DISCOUNTS (PM A.2.3)
         A-12        October 1987      POSTAL-FURNISHED PROPERTY OR
                                       SERVICES (PM A.2-3)
         A-14        October 1987      FAILURE TO SUBMIT PROPOSAL (PM A.2.3)
         A-15        October 1987      PROTESTS (PM A.2.3)

K.2      PREPARATION OF PROPOSALS (Provision A-1) (October 1987)

         a. Offerors are expected to examine the drawings, specifications, and all provisions and instructions. Failure to do so will be at the offeror's risk.

         b. Each offeror must furnish the information required by the solicitation. The offeror must sign the proposal and print or type its name on the proposal and each continuation sheet on which it makes an entry. Erasures or other changes must be initialed by the person signing the proposal.

102590-97-A-0118                                                       Section K

         c.       For each item included in the proposal, the offeror must-

                  1. Show the unit price/cost, including, unless otherwise specified, packaging, packing, and preservation; and

                  2. Enter the extended price/cost for the total quantity of the item.

         d. In case of discrepancy between a unit price/cost and an extended price/cost, the unit price/cost will be presumed to be correct, subject, however, to correction to the same extent and in the same manner as any other mistake.

         e. Proposals for supplies or services other than those specified will not be considered unless authorized by the solicitation.

         f. Offerors must state a definite time for delivery of supplies or for performance of services, unless otherwise specified in the solicitation.

         g. Time, if stated as a number of days, will include Saturdays, Sundays, and Federal holidays.

         h. If the proposal exceeds $100,000, the offeror must either include a copy of its current financial statements (most recent balance sheet and profit and loss statement, updated) or, alternatively, be prepared to submit such data immediately upon request. Submitted data must be certified by a company officer as to accuracy and veracity.

K.3      LABOR INFORMATION (Provision A-13) (October 1987)

         General information regarding the requirements of the Walsh-Healey Public Contracts Act (41 U.S.C. 35-45), the Contract Work Hours and Safety Standards Act (40 U.S.C. 327-333), and the Service Contract Act of 1965 (41 U.S.C. 351 et seq.) may be obtained from the Department of Labor, 200 Constitution Avenue, N.W., Washington, DC 20210-0999, or from any regional office of that agency.

K.4 ALTERNATE INTELLECTUAL PROPERTY RIGHTS PROPOSALS (Provision 9-1) (December 1992)

         a. The Postal Service intends to award a contract that ma provide for Postal Service acquisition of one or more of the following:

102590-97-A-0118                                                       Section K

                  1. Title to any patents resulting from contract performance.

                  2. Unlimited rights in certain data (technical data and computer software) delivered to the Postal Service during contract performance.

                  3. Use and disclosure rights in data, that may be copyrighted or may embody trade secrets or confidential commercial or financial information.

         b. Offeror may propose alternate intellectual property rights arrangements (including licensing arrangements for commercial exploitation of intellectual property developed under the contract); provided (a) the arrangements apply only to intellectual property developed solely at contractor private expense and not first produced in performance of this requirement, (b) such arrangements are necessary to protect the offerors trade secrets and commercial market competitiveness, and (c) the Postal Service; including its support service contractors and their subcontractors, subject to the same disclosure restrictions as the Postal Service shall have the right to utilize such intellectual property for its internal purposes. The following must be included in any alternate proposal.

                  1. Suggested allocation of rights between the parties.

                  2. Description of benefits (including royalties to the Postal Service) to each party if the alternate is selected.

                  3. Costs to each party if alternate is selected.

                  4. Supporting documentation for calculating benefits and costs.

                  5. A statement indicating willingness to accept the standard clauses (Patent Rights, Rights in Technical Data, and Rights in Computer Software) if the alternate is rejected.

         c. The contracting officer will consider alternate intellectual property rights proposals in determining which offeror's proposal is most favorable to the Postal Service, in accordance with the solicitation's evaluation and award section.

K.5 USE OF LIMITED RIGHTS DATA FOR PROCUREMENT OF REPAIR PARTS (Provision 9-3) (October 1987)

         The Postal Service has determined that it may use competitive procedures to procure repair parts and assemblies for the equipment or supply items being developed or manufactured

102590-97-A-0118                                                       Section K
under this contract. The Rights in Technical Data clause in this solicitation is modified to provide that limited rights data furnished under any contract resulting from this solicitation may be used for the purpose of competitive procurement.

K.6 NOTICE OF SMALL, MINORITY-OWNED, AND WOMAN-OWNED BUSINESS SUBCONTRACTING REQUIREMENTS (Provision 10-1) (February 1992)

         All offerors, except small businesses, must submit with their proposals the subcontracting plan required by the clause entitled Small, Minority-Owned, and Woman-Owned Business Subcontracting Requirements.

K.7      PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEW (Provision 10-5)
         (April 1989)

         If the contract award will be $1,000,000, or more, the prospective contractor and its known first-tier subcontractors with subcontracts of $1,000,000 or more will be subject to a preaward compliance review. In order to qualify for award, the prospective contractor and first-tier subcontractors must be found in compliance pursuant to 41 CFR 60-1.20.

K.8      ACCESS TO POSTAL BUILDING (Provision OA-12) (March 1989)

         If the location specified on this coversheet for receipt of proposals is within a controlled access building and if it is intended to handcarry the proposal, prior arrangements for access should be made by contacting the individual specified on the cover sheet of this solicitation at least one work day prior to the date that access is required. If prior arrangements are not made, the offeror must allow at least 30 minutes to process through a security check point it is the offeror's responsibility to ensure that proposals are delivered by the due date and time specified in the solicitation.

K.9      ORAL PRESENTATIONS (Provision OA-30) (June 1988)

         Oral presentations may be required. If requested, these presentations will provide an opportunity for the offerors to clarify significant elements of the proposal to ensure understanding. Subsequent to the receipt of proposals, the Postal Service may schedule a time for oral presentations to be held.

102590-97-A-0118                                                       Section K


K.10     NOTICE OF PREAWARD SURVEY (Provision OA-34) (June 1988)

         a. Offerors are advised that the Postal-Service may contact prospective contractors to determine their capabilities to perform the work specified in this solicitation. In addition to financial statement and credit rating checks, the Postal Service may visit a prospective contractor's facilities to perform reviews or may ask for additional written information. Areas of interest in this regard may include-

                  1.       Performance plans;

                  2.       Quality control plans;

                  3.       Personnel recruitment and training plans;

                  4.       Workload factors for manpower utilization;

                  5.       Management plan for handling peak workloads;

                  6.       Production capability, including:
                           (a)      Plant facilities and equipment;
                           (b)      Purchasing and subcontracting;
                           (c)      Labor resources;
                           (d)      Performance record; and
                           (e)      Ability to meet delivery schedules;

                  7.       Environmental/energy considerations;

                  8.       Plant safety;

                  9.       Technical and professional abilities;

                  10.      Accounting systems; and

                  11.      Postal Service property controls.

         b. Offerors are also advised that accomplishment of this survey is a part of the evaluation process and is not an indication that an offeror will receive an award.

102590-97-A-0118                                                       Section L


                 SECTION L - REPRESENTATIONS AND CERTIFICATIONS
                 ----------------------------------------------


L.1      TYPE OF BUSINESS ORGANIZATION (Provision A-20) (December 1989)

         The offeror, by checking the applicable blocks, represents that it:

         a. Operates as [X] a corporation incorporated under the laws of the State of Delaware, [__] an individual, [__] a partnership, [__] a joint venture, [__] a nonprofit organization, [__] or an educational institution; and

         b. Is a [X] small business concern, [__] minority-owned business, [__] woman-owned business, [__] labor surplus area concern, [__] educational or other non-profit organization, or [__] none of the above entities.

         c. SMALL BUSINESS CONCERN. A small business concern for the purposes of Postal Service procurement means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different, size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

         d. MINORITY-OWNED BUSINESS. A minority-owned business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, Asian- Pacific Americans, or Asian-Indian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian-Pacific Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Cambodian, Taiwanese or in the U.S. Trust Territories of the Pacific Islands. Asian-Indian Americans are U.S. citizens whose origins are in the Indian subcontinent.)

         e. WOMAN-OWNED BUSINESS. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.

102590-97-A-0118                                                       Section L

         f. LABOR SURPLUS AREA. A geographical area which at the time of award is either a section of concentrated unemployment or underemployment, a persistent labor surplus area, or a substantial labor surplus area, as defined in this paragraph.

                  1. Section of concentrated unemployment or underemployment means appropriate sections of States or labor areas so classified by the Secretary of Labor.

                  2. Persistent labor surplus area means an area which is classified by the Department of Labor as an area of substantial and persistent labor surplus (also called Area of Substantial and Persistent Unemployment) and is listed as such by that Department in conjunction with its publication, Area Trends in Employment and Unemployment.

                  3. Substantial labor surplus area means an area which is classified by the Department of Labor as an area of substantial labor surplus (also called Area of Substantial Unemployment) and which is listed as such by that Department in conjunction with its publication Area Trends in Employment and Unemployment.

         g. LABOR SURPLUS AREA CONCERN. A firm which will perform or cause to be performed a substantial proportion of a contract in a labor surplus area.

         h. EDUCATIONAL OR OTHER NON-PROFIT ORGANIZATION. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual.

L.2      PARENT COMPANY AND TAXPAYER IDENTIFICATION NUMBER
         (Provision A-21) (October 1987)

         a. A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

         b. Enter the offeror's Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror's Social Security Number or other Employee Identification Number used on the offeror's Quarterly Federal Tax Return, U.S. Treasury Form 941.

         Offeror's TIN:             22-3270799

102590-97-A-0118                                                       Section L

         c. [__] Check this block if the offeror is owned or controlled by a parent company.

         d. If the block above is checked, provide the following information about the parent company:

         Parent Company's Name:________________________________________________
         Parent Company's Main Office Address:_________________________________
         No. and Street:_______________________________________________________
         City:_______________________       State:____________ Zip Code:_______
         Parent Company's TIN:_________________________________________________

         e. If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provided the name and TIN of the common parent of the affiliated group:

         Name of Common Parent:______________________________________________
         Common Parent's TIN:________________________________________________

L.3      AUTHORIZED NEGOTIATORS (Provision A-22) (October 1987)

         The offeror represents that the following persons are authorized to negotiate on its behalf with the Postal Service in connection with this solicitation [Offeror list names, titles, and telephone numbers of the authorized negotiators].

                       Kenneth Ehrman, President   (212) 677-3800
                       Jeffrey M. Jagid, EVP Operations   (212) 677-3800


L.4      PLACE OF PERFORMANCE (Provision A-23) (October 1987)

         If the offeror intends, in the performance of any contract resulting from this solicitation, to use one or more facilities located at addresses different from the offeror's address as indicated in this proposal, the offeror must include in its proposal a statement referencing this provision and identifying those facilities by street address, city, county, state, and ZIP

102590-97-A-0118                                                       Section L

         Code, and the name and address of the operators of those facilities if other than the offeror.

L.5      CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (Provision 1-1)
         (October 1987)

         a. By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:

                  1. The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to the prices with any other offeror or with any competitor;

                  2. Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the offeror before award of a contract, directly or indirectly to any other offeror or to any competitor; and

                  3. No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

         b. Each person signing this proposal certifies that:

                  1. He or she is the person in the offeror's organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or

                  2. He or she is not the person in the offeror's organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above, and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph (a) above.

         c. Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

102590-97-A-0118                                                       Section L


L.6      CONTINGENT FEE REPRESENTATION (Provision 1-2) (October 1987)

         a.       The offeror must complete the following representations:

                  1. The offeror [__] has [X] has not employed or retained any company or person (other than a full-time bona fide employee working solely for the offeror) to solicit or secure this contract.

                  2. The offeror [__] has [X] has not paid or agreed to pay any company or person (other than a full-time bona fide employee working solely for the offeror) any fee, commission, percentage, or brokerage fee, contingent upon or resulting from the award of this contract.

         b. If either representation is in the affirmative, or upon request of the contracting officer, the offeror must furnish, in duplicate, a completed Form 7319, "Contractor's Statement of Contingent or Other Fees", and any other information requested by the contracting officer. If the offeror has previously furnished a completed Form 7319 to the office issuing this solicitation, it may accompany its proposal with a signed statement-

                  1. Indicating when the completed form was previously furnished;

                  2. Identifying the number of the previous solicitation or contract, if any, in connection with which the form was submitted; and

                  3. Representing that the statement on the form is applicable to this proposal.

L.7      REPRESENTATION OF RIGHTS IN DATA (Provision 9-2) (October 1987)

         a. By completion of the representation below, the offeror must identify in its proposal the data (including subcontractor-furnished data) it intends to identify as "limited rights data" or "restricted computer software," or that it does not intend to provide as required. Any identification of limited rights data or restricted rights computer software is not determinative of the status of such data, should a contract be awarded to the offeror.

                      Representation Concerning Data Rights

         Offeror has reviewed the requirements for the delivery of technical data or computer software and states [Offeror check appropriate block]-

         [__] None of the data proposed for fulfilling the requirements qualifies as limited rights data or restricted computer software.

102590-97-A-0118                                                       Section L

         [X] Data proposed for fulfilling the requirements qualify as limited rights data or restricted computer software and are identified as follows:

                        See Statement of Work, Section V.







         b. "Limited rights data" and "restricted computer software" are defined in the contract clauses entitled Rights in Technical Data and Rights in Computer Software.

L.8      CERTIFICATION OF NONSEGREGATED FACILITIES (Provision 10-3) (October
         1987)

         a. By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

         b. As used in this certification, "segregated facilities" means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

         c. The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):

102590-97-A-0118                                                       Section L

                                     NOTICE

         A certification of nonsegregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

L.9      EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM (Provision 10-4)
         (April 1989)

         The offeror, by checking the applicable block or blocks, represents that it (1) [__] has developed and has on file, [__] has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and [__] has, [__] has not filed the required reports with the Joint Reporting Committee, or (2) [X] has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

L.10     CLEAN AIR AND WATER CERTIFICATION (Provision 10-9) (October 1987)

         a. This certification applies only if (1) the offer exceeds $100,000,
(2) the offer is for an indefinite-quantity and indicates that orders for estimating quantities will exceed $100,000 in any year, (3) a facility to be used is listed on the EPA List of Violating Facilities because of a criminal conviction, or (4) the contract is not otherwise exempt.

         b. The offeror (1) certifies, by checking the applicable box, that any facility to be utilized in the performance of the proposed contract [__] is, [X] is not, listed on the Environmental Protection Agency List of Violating Facilities as of the date of this proposal, and (2) agrees to notify the contracting officer promptly if any communication is received from the Environmental Protection Agency before contract award indicating that any such facility is under consideration for inclusion on the List.

102590-97-A-0118                                                       Section M


                    SECTION M - EVALUATION AND AWARD FACTORS
                    ----------------------------------------

M.1      CONTRACT AWARD AND PROPOSAL EVALUATION (Provision OA-16) (February
         1992)

         a. Award will be made to the responsible offeror whose proposal offers the best value to the Postal Service, (i.e. a combination of price, price-related factors, and/or other factors). The primary areas to be used in determining which proposal offers the best value to the Postal Service are listed below in descending order of importance:

         (SEE SOW)





         b. Cost/price will be considered in the award decision, although the award may not necessarily be made to that offeror submitting the lowest price.

         c. Subcontracting plans, if required, will be reviewed for acceptability in the types and amounts of subcontracts to small, minority-owned, and woman-owned business concerns, if this solicitation results in a contract for more than $1 million ($500,000 for construction), the otherwise successful offeror must have an acceptable Small, Minority-owned, and Woman-owned Business Subcontracting Plan to receive award of the contract. (See Clause 10-2, Small, Minority-owned and Woman-owned Business Subcontracting Requirements.)

           INSTRUCTIONS FOR QUARTERLY REPORT OF SMALL, MINORITY-OWNED,
                      AND WOMAN-OWNED BUSINESS SUBCONTRACTS

1. Statistics should be reported in all categories which are applicable to the business. Small non-minority firms should be reported in the Small Business section. Minority firms of small business size should be reported in the Minority Business section and the Small Business section. Minority woman-owned firms of small business size should be reported in the Small (Minority) and Woman-Owned Business sections. Non-minority woman-owned firms of a small business size should be reported in the Small (Non-Minority) and Woman-Owned Business section.

2. You must report both the total number of firms in each category to which you issued subcontracts or purchase orders and the total number of subcontracts and purchase orders issued.
Report all subcontracts and purchase orders regardless of amount.

3. Submit this report to the contracting officer at the end of each calendar quarter until the contract is entirely completed. A final report after contract completion is required.

4. Definitions:

         A. Minority-owned business. A business concern at least 51 percent of which is owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely, U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, or Asian- Indian Americans. ("Native Americans" means American Indians, Eskimos, Aleuts, and Native Hawaiians. "Asian-Pacific Americans" means U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchean, Taiwanese or in the U.S. Trust Territories of the Pacific Islands. "Asian Indian Americans" means U.S. citizens whose origins are in the Indian Subcontinent.)

         B. Number of employees. Average employment (including domestic and foreign affiliates), based on the number of people employed (whether full-time, part-time, or temporary), during each pay period of the preceding 12 months, or, if the business has been in existence less than 12 months, during each pay period of its existence.

         C. Small business. A business, including affiliates, that is independently owned and operated, is not dominant in producing or performing the Supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

         D. Woman-owned business. A business at least 51 percent of which is owned by a woman (or women) who is a U.S. Citizen, controls the firm by executing the power to make policy decisions and operates the business by being actively involved in day-to-day management.

         E. Subcontract. Any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.




                    QUARTERLY REPORT OF SMALL, MINORITY-OWNED
                      AND WOMAN-OWNED BUSINESS SUBCONTRACTS

Totals for the period __________________ to _________________


Type of                                                                                   Dollar Value
Firm                                 Period                 Number of Subcontracts        of Subcontracts
------------------------------------ ---------------------- ----------------------------- -----------------------------

1.       Total                       Current
         Subcontracts                Quarter                _____________                 $_____________

                                     Previously
                                     Reported               _____________                 $_____________

                                     Totals                 _____________                 $_____________

2.       Small Business              Current
         (Minority)                  Quarter                _____________                 $_____________

                                     Previously
                                     Reported               _____________                 $_____________

                                     Totals                 _____________                 $_____________

3.       Small Business              Current
         (Non-Minority)              Quarter                _____________                 $_____________

                                     Previously
                                     Reported               _____________                 $_____________

                                     Totals                 _____________                 $_____________

4.       Minority Business           Current
                                     Quarter                _____________                 $_____________

                                     Previously
                                     Reported               _____________                 $_____________

                                     Totals                 _____________                 $_____________

5.       Woman-Owned                 Current
         Business                    Quarter                _____________                 $_____________

                                     Previously
                                     Reported               _____________                 $_____________

                                     Totals                 _____________                 $_____________

This report is due 10 calendar days after the end of each quarter. An attachment containing the names and addresses of minority business subcontractors must be submitted with this report.

         Contractor:                ____________________________________________
         Address:                   ____________________________________________
         City-State-Zip:            ____________________________________________

ATTACHMENT        --       INSTRUCTIONS AND FORMAT FOR CONTRACTOR
                           REQUEST FOR CHANGE, DEVIATION, OR WAIVER, TO
                           TECHNICAL DATA PACKAGE (TDP)

                               U.S. Postal Service

           INSTRUCTIONS FOR COMPLETING CONTRACTOR REQUEST FOR CHANGE,
             DEVIATION, OR WAIVER TO A TECHNICAL DATA PACKAGE (TDP)

PART A - Contractor Request Section: Completed by Offeror/Contractor

Solicitation/Contract No.: The Postal Service solicitation or contract number against which the request is made.

Request No.: A sequential number beginning with 1, incremented for each request submitted.

1. To: Insert name and address of the Postal Service contracting officer who issued the solicitation/contract, or, if assigned, the contracting officer's representative (COR).

2. Item: Refers to the nomenclature of the net item against which the request is issued. DL/Spec No. is followed by the Data List, specification, or purchase description number. Rev. Level is followed by the revision level of the Data List, specification number, or purchase description. If no revision number is shown, the date of the Data List, specification, or purchase description is inserted.

3. Type of Request: Insert the type of request, i.e., change, deviation, or waiver. Class 1 changes are those that affect form, fit, function, cost, delivery schedule, manufacturing process, or equipment performance. Class 2 changes are all other changes. USPS Cost/(Savings), if costs or savings are applicable, the amounts are shown in whole dollars. Savings are indicated by enclosing the amounts in parentheses. For any VALUE ENGINEERING change, the amount by which the contract price will be reduced must be inserted. Any costs or savings shown are to be full value of the cost or savings for the duration of the contract.

4. Drawings/Specifications Impacted (Include Rev Levels,): Insert the list of all of the drawings and specifications impacted by the change, deviation, or waiver requested. The revision level of each must be indicated. Marked-up prints or print segments of the affected drawings or pages of the specification must be attached.

5. S/N of Affected Equip: The serial number(s) of the equipment affected, if the deliverables are serial numbered.

6. Justification: Insert the reason for the requested change, deviation, or waiver. The Justification must provide specific zones on impacted drawings and pages and parts of specifications and purchase descriptions impacted. If marked-up prints or pages are provided, these documents may be referred to in lieu of identifying zones and pages. All attachments must be listed in the Justification.

7. Signature of Requestor: Sign, date and type in the name, title and telephone number of the requester.

PART B - USPS Evaluation Section: To be completed by the assigned USPS Project Engineer of the Design Responsible Organization.

1. Evaluation: Check whether or not the request was accepted in full, accepted in part, or rejected. Also check whether the request will result in a modification to the Technical Data Package (TDP).

2. Treat As: Check whether or not the request is a change (and if so, what type of change), a deviation, or a waiver. USPS Cost/(Savings), insert your estimate of costs or savings, as applicable. Show amounts in whole dollars. Savings are indicated by enclosing the amount in parentheses. For any Value Engineer change, insert the amount by which the contract price will be reduced. Any costs or savings shown must be for the full value of the costs or savings for the duration of the contract

3. Comments: Include applicable comments, as required.

4. Signature of Project Engineer: To be signed and dated by the assigned Project Engineer. The project engineer will perform the appropriate coordination with the requirements activity, as required. Type in the name, title, and organization of the project engineer. Insert the project engineer's telephone number.




                               U.S. Postal Service

               CONTRACTOR REQUEST FOR CHANGE, DEVIATION OR WAIVER
                       TO A TECHNICAL DATA PACKAGE (TDP)#

PART A - Contractor Request Section


Solicitation/Contract No.                                                        Request No.
1.       To:
2.       Item:                                       DL/Spec No. & Rev Level:

3.       Type            Type of Change:
           of
         Request
                         ( ) Class 1 ( ) Class 2 ( ) Val Eng                     USPS Cost/(Savings)
                         ( ) Deviation ( ) Waiver                                $
4.       Drawings/Specifications Impacted (Include Rev Levels):


(Attach marked-up drawings or spec/purchase description pages affected)
5.       S/N of Affected Equip:
6.       Justification:


7.       Signature of Requestor:                                                 Page ___ of ___

         (Printed Name/Title/Date)
                         Telephone:
PART B - USPS Evaluation Section
1.       Evaluation:  ( ) Accept ( ) Accept in Part ( ) Reject                   Modify TDP ( ) yes ( ) no
2.       Treat As        ( ) Class 1 ( ) Class 2 ( ) Val Eng                     USPS Cost/(Savings)
                         ( ) Deviation ( ) Waiver                                $
6.       Comments:


7.       Signature of Project Engineer::                                         Page __ of __

         (Printed Name/Title/Organization/Date)
-------------------------------------------------------------------------------
                                                                                 Telephone:
                                                                                 ---------------------------

#NOTE:  This document is neither a contractor claim nor a contract modification.

                               U.S. Postal Service

               CONTRACTOR REQUEST FOR CHANGE, DEVIATION OR WAIVER
                       TO A TECHNICAL DATA PACKAGE (TDP)#

PART A - Contractor Request Section (Continued)

--------------------------------------------------------------------------------
Solicitation/Contract No.                          Request No.
--------------------------------------------------------------------------------
6.       Justification (Continued):







                                                           Page __ of __
--------------------------------------------------------------------------------
PART B - USPS Evaluation Section (Continued)
6.       Comments (Continued)








                                                           Page __ of __

                                TABLE OF CONTENTS
                                                                           Page

ATTACHMENT --       INSTRUCTIONS AND FORMAT FOR CONTRACTOR
                    REQUEST FOR CHANGE, DEVIATION, OR
                    WAIVER, TO TECHNICAL DATA PACKAGE (TDP)

Solicitation No. 102590-97-F-0018

                                  Attachment I


                                STATEMENT OF WORK

       EXPANDING RADIO FREQUENCY IDENTIFICATION (RFI) INTO TEN USPS AREAS

I. INTRODUCTION. The USPS has determined that radio frequency identification
(RFI) can be matured into a real time application which will support customers' requirements for accurate, timely delivery.

The USPS desires to expand the existing RFI program into demonstration sites in each of the ten areas, and to use these sites to investigate two possibilities for maturing the technology:

         1. To determine whether the existing ID tag reading equipment is capable of being developed into a unified network diagnostic supporting first-class and Priority Mail, including air transportation, and

         2. To determine whether the existing system software can be modified to provide a workable real time process management tool for local supervisors and managers.

                  The USPS desires a system to effect the following improvements:

                  a. Begin to expand the capabilities of the system purchased from perimeter and portal coverage to full floor coverage in a real time environment. Full floor coverage requirements do not extend into restricted access areas such as registry cages and maintenance supply storage areas.

                  b. Develop a real-time clock for the next-generation tag reader, hereafter the SM2 version.

                  c. Provide self-installing software to establish local radio LAN protocols.

                  d. Provide alpha test version of bi-directional radio LAN protocols to establish a redundant communications loop which is capable of detecting and compensating for hardware failures' impact upon moving data through a facility to the gateway.

                  e. Design a hardware interface into multiple networks. Specifically, provide an interface into the Postal Routed Network (PRN), which will be extended to the 7000 largest local delivery unit programs under the aegis of the Associate

                           Office Interface (AOI) program. Develop and test all software required to make gateways fully compatible with all USPS network protocols.

                  f. Improve battery life to a minimum of forty five (45) days.

                  g. Change the tag burn software to add additional fields for mail class and shape to the basic data record.

1.1      REFERENCES.

All tag readers delivered to the USPS must conform to all relevant sections of the following industry standards:

         o        Federal Communications Commission Part 15, (47 CFR 15).

         o IEEE Standard for Safety Levels with Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 3 kHz to 300 GHz (IEEE C95.5-1991)

         o        Radio Technology Commission for Aviation (RTCA) Standard
                  DO-160C.

                           Reference section 20, Category T, Radio Frequency Susceptibility (Radiated), and Reference Section 21, Category Z, Emission of Radio Frequency (Radiated).

The vendor will submit certification that submitted ID tag designs meet the specification requirements of RTCA/DO-l 60C, or DO-160D, whichever is most current at the time this statement of work is submitted. Specific requirements are given in Section 7, Safety.

II.      SCOPE.

This statement of work (SOW) is intended to incorporate the technology and software lessons learned from the Phase I pilot test in the DC metro area.

The USPS expects that the work will be conducted in five stages:

         1. Site surveys, leading to estimates of ID tag readers required to provide:

                  a. perimeter wall coverage in each site listed in Attachment 1.

                  b. full floor coverage for each Attachment I Processing and Distribution Center (P&DC) and Airport Mall Center (AMC), incorporating the tag readers deployed in II.l.a, above. The USPS stipulates that the final number of tag readers required for full floor coverage requirement is dependent upon the completion of the real-time full floor coverage requirement specified in item 11.5, below.

                  c. Perimeter wall coverage in the two Priority Mail Processing Centers listed in Attachment IV.

         2. Installation of full perimeter coverage systems in the sites listed in Attachment 1.

         3. Retrofitting the six DC Metro area P&DCs listed in Attachment III for full perimeter coverage. The USPS will provide 150 SM2s for this and for Item 11.5, below.

         4. Concurrent development of a working real-time prototype system.

         5. Develop a prototype real time full floor coverage system at Morgan P&DC.

Items ll.l.a and ll.l.b are separately deliverable items.

         A.   PERFORMANCE PERIODS.

The performance period for contract shall be one year with notification to COR for accelerated delivery(s).

Once perimeter coverage is established in a location, the USPS desires that existing tag readers be transparently (or nearly so) integratable into a real time full floor coverage scheme.

         B.   DEVELOPMENTAL WORK.

The USPS Morgan P&DC (Processing and Distribution Center), 341 Ninth AVE, NYC is the designated test bed facility at which the full floor coverage concept will be developed. Initially, this may include surplus Phase 1 tag readers, and may provide coverage for less than one entire floor. The USPS desires to use the Morgan P&DC installation as representative installation of I.D. Systems hardware in a very large multistory facility. All developmental programming work is expected to be done concurrent to hardware development.

         C.   MATERIALS PROVIDED.

The USPS will provide the following materials to the contractor without charge:

         o Floor plans for each facility, either on electronic media (Autocad compatible) or as hard copy.
         o Current (less than three years old) surveys of the ambient electromagnetic environments of all P&DCs for which such surveys exist.

         o The USPS will provide all required electrical and telephone line installation at all locations at its own expense. Where LAN connections are not available, the USPS will provide dedicated analog telephone lines.

         o The USPS will provide all computer equipment necessary for local on-site Flextag programming, data uploading and data retrieval, and the local data collection data base.

         o The USPS will provide all technical documentation and other material required to ensure that all contractor products will function within all internal USPS telecommunications and Internet protocols, particularly as may be required to move data from place to place using the Postal Routed Network (PRN) and Associate Office Infrastructure (AOI).

         o The USPS will provide two postal-owned digital cameras to facilitate production of digitized site surveys required in
                  111.1 below, not to exceed $500.00 each.

III.     HARDWARE DELIVERABLES.

A.       Five thousand (5000) of the latest production version ID tags.

B.       Ten thousand (10,000) battery packs.

C. One thousand one hundred (1100) of the latest production version tag readers, SM2, configured as follows:

         1. Eight hundred seventy five (875) tag readers, SM2.

         2. Two hundred twenty five (225) gateways.

Tag reader enclosures must be fitted with keyed locks. These keyed locks must be unikeyed for each P&DC and its associated AMC and delivery units, or the key locks may be unikeyed for the entire production run. Unikeyed means that one key will open all tag readers in a designated area. The vendor will supply each P&DC's designated RFI coordinator with four (4) keys for each different lock installed in each location, and will supply the USPS Project Manager with two
(2) keys for each different lock installed in each location.

D.       Forty (40) ID tag programmers

E. Ten (10) spare SM PC board sets, without enclosures, as emergency spares.

F.       Seventy five (75) SM to Gateway conversion kits.

The USPS desires a separate unit cost estimate to provide kits containing the three extra PC boards needed to convert tag readers into gateways in incremental units of one hundred. If the price estimate is accepted, the USPS will place orders for these kits in time for the scheduled contract PC board run.

G. Production jigs and fixtures as may be required to facilitate SM fabrication and FT fabrication.

H. Two (2) hard copy and one (1) digitized site reports for each Attachment I facility which contains the following information:

         1. Separate line items which detail the estimated number and placement of the latest production version (SM2) tag readers required to provide:

                  a.       full perimeter coverage and
                  b.       full floor coverage for each P&DC and AMC.

Full perimeter coverage means that the tag readers will be positioned in locations around all four perimeter walls in such a fashion that a continuous communication link can be established between the several readers and do the following:

                  a. Receive live data records from an ID tag and pass the records bi- directionally from one tag reader to another completely around the perimeter walls.

                  b. Demonstrate that the communications protocols can recognize a malfunctioning or nonfunctioning tag reader and pass data to the Gateway in such a manner as to bypass the nonfunctioning reader.

                  c. Send a diagnostic message to a designated local user's work station informing the user of the malfunction, and advising the user of whether the malfunction is locally correctable, or requires a service call.

Full floor coverage means that contractor shall extend tag reader (SM) antenna coverage to every mail processing and staging area on the work room floor where live First-Class or Priority mail may be situated in the normal conduct of mail processing operations. Full floor coverage does not extend to limited access locations such as registry cages, accountable paper and maintenance storage/staging areas, unless such coverage is or can be provided coincidental to coverage of the rest of the work room floor.

The deliverable requirement for provision of a digitized site report may be satisfied by posting a copy of the site report to an encrypted Internet home page.

For local delivery units which require more than one tag reader, a digitized site report which details the exact number and placement of the latest production version (SM2) tag readers is required to provide entry and exit coverage.

I. In locations which require more than one (1) SM, the contractor will provide a detailed narrative which describes the exact location at which each tag reader will be installed. This should be supplemented with location specific digitized photographs. If local management assents, the locations where the readers will be mounted may be permanently marked on the walls, columns, or lookout galleries.

The USPS intends to. use postal electricians to mount and install power to tag reader enclosures wherever such assets exist.

J. Install and test the SM2 printed circuit boards into each previously installed tag reader box in the DC Metro area. These locations are given in Attachment 111.

K. Install and test the modem and telephone communications to and from each gateway installed in each P&DC and AMC. The USPS will perform single unit A/O installations.

L. Establish the local radio LAN protocols and test the communications links between each tag reader. Contractor will provide the Contracting Officers Representative (COR) with one complete copy of the tag reader communications test data sheets for each location at which more than the tag reader is installed.

M. At each R&DC, set up one end user node and train each site's designated user(s) to access the local systems, program ID tags and download local records; not to exceed four hours per P&DC.

N. Provide two sets of system documentation for every installed site. This documentation may be in hard copy or in the format of a Windows 95 help function. This documentation shall contain end user instructions for start up, to include local facility file creation and maintenance, ID tag programming , telecommunications and trouble shooting.

O. Within ninety (90) days from the execution of this contract, contractor shall provide the COR with written confirmation showing that all required components have been ordered and acknowledged. The confirmation shall list the suppliers' delivery dates for all components and subassemblies for which lead times of more than sixty (60) days are projected.

P. End user installation instructions for single unit tag reader in associate offices. These instructions will include a step-by-step installation narrative and line drawings showing all user settable jumper and switch locations. There must also be instructions whereby an end user can confirm that individual tag readers have been correctly installed.

Q. Copies of letters of agreement, or similar instruments, made with third party subcontractors showing the following:

         -        Deliverable dates for all required printed circuit boards.

         - The actual dates on which production or surface mount lines have been reserved to produce:
                             a.   the 5000 flexible ID tags
                             b.   the 1150 mother boards for the tag readers
                             c. all required daughter boards for the 1150 tag readers and gateways.

         - The projected date on which the production test bed fixtures will be ready for volume testing and adjustment of newly assembled ID tag and tag reader PC boards.

         - Any other agreements into which contractor has entered to ensure that subcontractors' production schedules will be met.

R. Options to buy additional quantities of the following hardware items, in job lot (minimum economic order) quantities, which the contractor shall specify, and price accordingly:

         - ID tags
         - Battery packs
         - ID tag programmers
         - SM to Gateway conversion kits
         - Hand-held devices

IV.      SOFTWARE DELIVERABLES.

A. User Software. The USPS desires make three changes to the present local user software. At this time the Headquarters system administrator can delete local user records as a normal part of the Headquarters upload process. As RFI proliferates into the areas, we can see the possibility that HQ uploads will delete local records before local uploads. The first required software change shall create and set an uploaded/not uploaded indicator bit on each record to reflect one of four possible conditions before a data upload. The RFI software will periodically monitor the flagged records and designate records for backup.

                                 not uploaded (0)             uploaded (1)
         Headquarters (0)         00                           01
         Local users  (1)         10                           11

The upload actions desired are:

00 => HQ uploads, local user has not uploaded, set the HQ backup bit to '1' 01 => HQ uploads, local user has uploaded, set the HQ backup bit to '1'
10 => HQ does not upload, local user uploads, set the local backup bit to '1' 11 => Both users have uploaded. Do not upload again.

Once in each twenty four hour period, the local operating system will prompt the local user to create a backup file on the system hard drive, and optionally on a floppy diskette. The naming convention for backing up data should ZIP where the year, month and day are supplied by the system clock. The requirement for prompted backups is for local user systems only, and will not be included in the HQ administrator's software.

When the backup routines are completed, set the indicator bits to a value (XX) which the HQ system administrator checks as part of the HQ upload. When the HQ administrator's software detects a 'XX' backup condition during the upload routine, it should delete the record as previously uploaded and backed up. Local users should not be allowed to delete local data backup files.

For manual and automatic data upload modes:
Provide a visual indicator to allow the end user to immediately determine which local delivery units have already been uploaded during the data upload session in progress. This may be accomplished by changing the uploaded delivery unit name's color, or by displaying a check mark next to the local delivery unit's name, or by any other manner immediately recognizable to an end user.

B. Operating System Protocols. The USPS desires to simplify the process by which the internal communication protocols are established when the radio LAN is defined. The present system required field engineers to be present and to perform the actual work of providing individual tag reader identities and defining communications paths. The USPS would like to automate the establishment of the local bi-directional protocols so that is essentially self-installing and can be performed by postal personnel.

C. Redundant Communications Loop. The original concept envisioned radio coverage for door ways, and did not extend to long runs of blank wall space. The present hardware configuration is linear, so that reader 01 communicates with 02, and 02 with 03, and 03 with 04 and so on. This became problematic when one tag reader fails while down stream subordinate readers continued to function normally.

The existing protocol provides no back up communication route to ensure that data could continue to flow if one node failed. The USPS will provide sufficient tag readers to establish a closed bi- directional loop in P&DC and AMC installations, and desires that contractor rework the communications protocols to detect individual tag reader failures and automatically redirect communications to the gateways in the event of individual reader failures.

V.       INTELLECTUAL PROPERTY.

         A.       INTELLECTUAL PROPERTY RIGHTS.

         1. The USPS desires to secure certain specified rights in data developed with USPS funds. Clauses addressing this/these issues are included in the solicitation document and describe various rights (the "specified rights") to be granted to the USPS, including the right to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, such data. Clauses incorporated in the solicitation document and the contract, by negotiation, shall be limited and modified by the specific provisions contained in this section. The foregoing rights do not apply to pre-existing I.D. Systems, Inc. proprietary software. Pre-existing software includes all software which has been previously developed by I.D. Systems which is currently protected by copyright or patent. Said software includes the following, plus any other software not herein described, but to which I.D. Systems and the USPS shall stipulate in the future.

Current software to which stipulations do not apply are as follows:

         System Monitor, Flextag, and Gateway Software:

                  SM/Gateway Data Collection Capability - Tag Detection Scheme Battery savings techniques Gateway/Modem link-Gateway dial out capability Wake-up scheme - Tag battery life conservation approach Tag battery level analysis/indicator Signal Strength measurement capability Adjustable distance capability RF Data communications protocol (tag-to-reader, tag-to-tag, reader-to-reader) Hard-wired communication protocol (reader-to-reader, gateway-to-modem) Tag/SW/GW diagnostics and facility network diagnostics Facility installation and setup software Test software - testing communication links and other SM/GW diagnostics Ability to reprogram tags/readers/gateways remotely using extant software Existing SM/Flextag data redundancy capability and scheme Simple 'real time' system and techniques shown in the Norman OK demo in October 1996. Alpha version Self-installation Software Repeater Software (Media Independent) Alpha Version Redundant Software

                  Data Retrieval Software:

                  Data Upload/Data Storage/Data Deletion
                  Round robin Dial-up technique

                  Gateway-to-PC communications protocol
                  Facility diagnostics display and analysis

                  Simple real-time system and techniques as shown in the Norman OK demo in October 1996
                  Graphical user interfaces as they exist fit the time this contract is signed PC, Unix Driver Software (PC: DOS/.WINDOWS, 16132 BH)

         Tag Programming Software:
                  Tag selection (all in room or by button pressing)
                  PC displayed battery level indicator using the existing software, covered in the System Monitor, Flextag and Gateway section above. Tag programming technique as it exists when this contract is signed. Tag Programming methodology as it exists when this contract is signed. Graphical user interfaces as they exist when this contract is signed.

         2. Subject to the license described below and the royalty payments described below, the USPS hereby grants to I.D. Systems all title to all hardware and software relating to this contract, whether developed independently by I.D. Systems or jointly developed with USPS funding, including, without limitation, the unlimited and exclusive rights to the sale and licensing of jointly developed software and hardware to others.

         3. Contractor hereby grants to the USPS an irrevocable royalty free nonexclusive license to the USPS to utilize the specified rights, but only in connection with the hardware and software delivered to the USPS by I.D. Systems pursuant to this contract and any amendment of extension of this contract. Further, the USPS shall be granted a royalty free license to use any jointly funded changes to the operating system and/or data base software in the same scope described above. Notwithstanding the foregoing, the USPS shall have no right to sell or license any of the specified rights to any third party.

         4. In consideration for the above grant, contractor shall make the following royalty payments to the USPS in connection with the sale of software and hardware, and any derivative works and products originally developed with USPS funds:

         - For the sale of software or hardware to a domestic state, federal or local government agency, I.D. Systems shall pay a royalty of zero percent (0%) to the USPS.

         - For the sale of software or hardware to any entity, domestic or foreign, which is a direct competitor of the USPS within five years of this contract, I.D. Systems shall pay to the USPS a royalty of five percent (5%) of the dollar value of the total invoices, less taxes, returns and allowances.

         - For the sale of software or hardware to any commercial entity, domestic or foreign, which is not a direct competitor of the USPS within five years after the date of this contract, I.D. Systems shall pay to the USPS a royalty one & half percent (1.5%) of the total invoiced sale price, less taxes, returns and allowances.

         For the purposes of determining royalty payments, the term direct competitor shall mean: Any person or firm engaged in the commercial delivery of letters and/or parcels to residential and/or commercial street addresses in the United States of America, its commonwealths, territories and possessions. The term direct competitor shall also extend to foreign postal administrations which maintain sales offices in the United States, with the intention of diverting international mail matter from the USPS, and into that postal administration's mail stream.

The USPS shall make a determination that a foreign postal administration is maintaining a sales office in the United States d it advertises for customers and/or accepts matter for mailing in the United States of America, its commonwealths, territories and possessions.


         B.       EXISTING PROPERTY RIGHTS.

         The test system will include all existing system software to which the USPS has current usage rights. As described herein, USPS shall be granted a royalty free license to use, in connection with the hardware and software provided by contractor, any jointly funded changes to the operating and/or data base software. All existing licenses to use existing systems hardware and software are conveyed directly to the USPS in perpetuity for use in connection with hardware and software provided by contractor, whether or not contractor ceases to operate, voluntarily, or involuntarily, by merger, acquisition, bankruptcy, or through other means.

         C.       SUCCESSOR ORGANIZATIONS.

         All rights in data secured under this contract which are reserved or granted to the USPS shall continue in perpetuity, and shall not pass to successor organizations in the event that contractor shall cease to exist through merger, acquisition, bankruptcy, or voluntary liquidation. All rights reserved by or granted to contractor shall inure to the benefit of the successors and assigns of contractor.

         D.       DERIVATIVE COMMERCIAL PRODUCTS.

         Subject to the consideration of the grant described in Section V.A.2, above, the USPS desires to secure its rights to commercially profit from any derivative commercial products which may be developed wholly, or in part, from the RFI products in which it shall have shared intellectual property rights.

Contractor shall make flat rate royalty payments to the USPS in connection with the sale of software and hardware, and new commercially saleable derivative works and products originally developed with USPS funds:

         - For the sale of derivative commercial software or hardware to any entity, domestic or foreign, contractor shall pay to the USPS within 5 years a royalty of one & one-half percent (1-1/2%) of the total dollar value of the invoiced sale price, less taxes, returns and allowances.

Notwithstanding the foregoing, the USPS shall have no right to independently sell or license any of the specified rights to any derivative product to any third party.

 VI.     WARRANTEES.

Contractor will warrant the fitness of the proposed hardware and software for the uses herein described for a period of one year from the date of delivery of each article. The USPS recognizes that it has little control over the physical stress and possibly abusive handling if the ID tags imposed by automated letter mail processing equipment.

The Postal Service will require technical support and/or replacement of vendor-supplied hardware which may be defective or become inoperable during warranty period. Following the warranty period, the USPS will fund repair activities, on a time and materials basis, for hardware which is determined by contractor, or its designated agent, to be economically repairable.

The Postal Service recognizes that it may not be possible to adequately determine the cause of an operational problem at the outset, and desires that the contractor provide general technical support to the USPS on a time and materials chargeback basis to identify problems which are not covered under warrantee.

VII.      SAFETY.

         A. Requirements. The equipment I.D. Systems supplies shall operate within safe power levels for human exposure as defined in IEEE C95.5-1991, and shall operate within those levels for the duration of their service lives

         B. Safety Standards Compliance. Each respondent must supply proof of compliance with IEEE C95-1991 standards for exposure to radiated energy. This proof shall be required through testing and certification by a third-party standards laboratory which is certified to perform such testing for industry.

         C. Airline Safety Compliance. It is likely that an ID tag or tags procured will travel in commercial airlines as cargo. The upper tolerance for extraneous radio interference from emitters carried onto aircraft is specified in Radio Technology Commission for Aviation
(RTCA) RTCA/DO 160C specification: Environmental Conditions and Test Procedures for Airborne Equipment, Section 21.2, Category Z. ID tags shall be certified in writing as being compliant with testing requirements specified in DO-160C, and free from unintended activation across the spectrum as defined in section VIII.C. I.D. Systems will provide a true copy of the laboratory certification to the COR within ten (10) days of its issuance. This certification must be from a laboratory certified by the Radio Technology Commission for Aviation (RTCA) to perform DO-160C testing and certification.

In the event that DO-160C is supplanted by the now pending specification DO-160D, certification will be made to DO-160D standards.

There are two acceptable approaches for ID tags:

1. ID tags can be certifiable as non-emitters by an RTCA certified testing laboratory, or

2. Emissions from the ID tags fall under the allowable power levels specified in DO-160C, Section 21 for category Z equipment.

Option 1 is preferred, but in either case, vendors should employ a fail safe mechanism like a cyclic redundancy check, to preclude ID tags' emitting unintended signals across the entire electromagnetic spectrum.

Fail safe means that by analysis, or design, that there is no possibility of spurious transmission from the ID tag on or off the specification excitation frequency. Fail safe requires a no transmit on the excitation frequency, unless the fail safe is passed, effectively turning the ID tag into a non-emitter.

The preferred method of ensuring a fail safe condition is to require a cyclic redundancy sequence be received at the excitation frequency before the digital and transmission aspects of the ID tag become active.

VIII.  ACCEPTANCE TESTING.

It is contractor's responsibility to ensure that its hardware will function reliably with the commercially provided electric service at each location. The USPS requires that I.D. Systems meet the requirements given listed below:

A. The current mechanical survivability goal is 1000 passes through letter mail automation. The results of the development program will finalize the required number of passes through Electrocom automated letter mail sorting equipment for any, subsequent procurement.

B. ID tags must be individually detectable by tag readers in line of sight distances of at least one hundred (100) feet from tag readers permanently installed on the interior walls of postal facilities.

The USPS will, upon demonstration of the capability, stipulate that the activation LED located on an ID tag can be used to determine that an individual ID tag has been activated. Such determination will be made by querying an individual ID tag, and manually recording the PIN, and actual date and time of the event. The individuals conducting the demonstration will wait at least five minutes from the initial query event before using a hand held device to display the actual ID tag record(s) created by the aforementioned query. If the ID tag record's PIN, query date and time correspond, is will constitute evidence that the ID tag's LED lights upon query by a tag reader. This LED event will be used in all distance related activation tests which require ID tag activation. The method by which distance is measured will be mutually agreed upon by all parties at the time testing is conducted.

C. The ID tags must be capable of monitoring their available power, and of signaling the condition "battery low" to the development system and tag readers. The preferred venue for low battery testing is at the station where the ID tags are programmed.

D. ID tags must be identifiable as returnable USPS property if found loose in the mails. One side of each ID tag must bear the following permanent endorsement in 12 point letters"

                  "POSTMASTER: Return postage is guaranteed.
                  If this tag is found loose in the mails, please return it to:

                  Glenn McDonald
                  475 L'Enfant PL SW
                  Washington DC 20260-1602"

E. Battery-powered ID tags must have a method to detect that they are being continuously queried (by ID number) by the same tag reader and have the ability to shut themselves down to conserve battery life. This may be demonstrated by test or design which shows a functional power conservation circuit.

F. ID tags must not be susceptible to static electricity build-up in normal automated letter mail processing activities to the point where the on-board memory contents are erased, altered, or otherwise damaged.

G. ID tags and Tag readers must be individually identifiable within a facilities radio LAN protocols. This is demonstrable in Section VIII.H testing below.

H. I.D. Systems shall certify, in writing, compliance with all required Federal Communications Commission (FCC) Part 15 requirements for the hardware supplied.

I. Tag readers must detect and correctly read single and multiple (as many as twelve (12) ID tags placed randomly into letter mail pouches and/or corrugated cardboard or plastic Managed Mail trays which are then placed into larger pieces of mail transport equipment. This capability will be demonstrated as follows:

         1. Twelve production ID tags will be randomly selected from a lot of one hundred.
         2. The unique ID numbers of the selected tags, and other specifics will be recorded on a log sheet described below.
         3. The twelve selected ID tags will be randomly inserted into a previously selected plastic or corrugated cardboard letter mail tray full of letters. At least one ID tag shall be placed on the bottom of the tray, and at least one ID tag shall be placed on top of the letters before the tray is sleeved. ID tags will not be placed adjacent to each other in trays. These preparations will be conducted outside the normal excitation range of any tag reader being tested.
         4. At the start of the test, the contractor's representative will use a portable tag reader, hereafter called a hand-held device, to query each tag reader being tested. The contractor's representative will read and synchronize the tag reader's system clock time to the time displayed on the USPS representative's time keeping device. This time will be recorded on the log sheet.

         NOTE: Upon demonstration that the hand held device can communicate directly with a tag reader and download current ID tag records, the USPS will stipulate that the hand held device may be used to verify that the ID tags have established contact with the tag readers while they are located on letter mail trays during the hamper and OTR tests. Detect times retrieved from tag readers by hand held devices may be used as the recordable ingress and egress detect times wherever such times are required in acceptance testing.

                  5.a. HAMPER TEST. The tray will be placed centrally on top of at least six inches of loose packed letters or flats in a wire framed canvas hamper. The tray will then be covered by three feet more feet of loose packed letters or flats and transported through the tag reader's excitation field at a speed of at least two and not greater than three meters per second.

- Immediately prior to moving the hamper containing the selected ID tags into the excitation field of the tag reader being tested, the persons conducting the test will, refer to the hand held device to determine the time at which the ID tag(s) enter the excitation field.

- The USPS representative will record the PIN and detect time as indicated by the hand held device as the time at which the hamper moved into the excitation field of the reader being tested.

- The hamper containing the ID tags will be moved through and out of the excitation field, and the USPS representative will record the clock time of the departure, as indicated by the hand held device.

- The tag reader must be separately identify and store the ID tags' PINs, with the correct ingress and egress dates and times in a file named usps.out. When the test is concluded, the participants will use a personal computer to dial up the system gateway and download the usps.out file containing all the records for all tag readers which were tested.

- The USPS requires the time stamps on the records to be plus or minus one minute of the ingress and egress times noted on the test log sheet.

- The USPS recognizes that live ID tags moving in and through multiple excitation fields on the work room floor will create extraneous records during acceptance testing. The only records which will be considered for acceptance purposes are those deliberately created and recorded for the test.

         5.b. OTR TEST. The tray containing the test pieces will be placed directly on the aluminum floor of a piece of mail transport equipment commonly known as an 'over the road' container, or OTR. The subject tray will then be covered by three feet of loose packed letters or flats, or a combination of the two, and transported through the tag readers excitation field at a speed of at least two and not greater than three meters per second.

         - Immediately prior to moving the OTR containing the selected ID tags into the excitation field of the tag reader being tested, the persons conducting the test will refer to the hand held device to determine the time at which the ID tag(s) enter the excitation field.
         - The USPS representative will record the PIN and detect time as indicated by the hand held device as the time at which the OTR moved into the excitation field of the reader being tested.
         - The OTR containing the ID tags will be moved through and out of the excitation field, and the USPS representative will record the clock time of the departure, as indicated by the hand held device.
         - The tag reader must separately identify and store the ID tags' PINS, with the correct ingress and egress dates and times in a file named usps.out. When the test is concluded, the participants will use a personal computer to dial up the system gateway and download the usps.out file containing all the records for all tag readers which were tested.

                  - The USPS requires the time stamps on the records to be plus or minus one minute of the ingress and egress times noted on the test log sheet.

All twelve ID tags must be separately identified and stored in a file named usps.out.- The USPS recognizes that live ID tags moving in and through multiple excitation fields on the work room floor will create extraneous records during acceptance testing. The only records which will be considered for acceptance purposes are those deliberately created and recorded for the test.

A successful download of reader acceptance test records from each of a facilities installed tag readers will demonstrate that all tag readers are properly installed, the radio LAN is established and the protocols are correctly set, and that the tag readers are detecting and storing records.


         6. DEMONSTRATING THE REDUNDANT COMMUNICATIONS LOOP.

After all the tag readers have been tested and accepted, and prior to deleting any of the test records, the contractor will initiate a normal program upload. The end of upload report will be displayed, and the number of records uploaded by each reader will be summed and displayed at the end of the upload report. If all readers are functioning normally, there will be no exception reports, which can be identified by the system message "No communication with xx" appended to the end of a given reader's upload record. The indicator "xx" is the identity number of a tag reader in the facility being tested. If communication exceptions are detected at this test level, those exceptions must be corrected before proceeding onto the demonstration of the redundant communications loop.

Following the successful demonstration upload, one tag reader will be turned off, its identity number, xx, separately noted, and the total number of records uploaded in the first test will be noted. Following this, the contractor will initiate a normal upload to a PC. The end of upload report will again be examined, and the total number of records in the second upload will be summed and compared to the total number of records contained in the first upload.

Proof of establishment of a redundant communications loop will be demonstrated in the following manner:

         1. The end of upload transaction report will name the reader which had been turned off, and the following message will be displayed:

         "No communication with: "xx" Where xx equals the identity number of the reader which was turned off in order to conduct the test.

         2. The total number of records uploaded on the second attempt will be equal to the number of records uploaded in the first case minus the number of records contained in the tag reader which had been turned off.

IX.   REQUIRED RECORD KEEPING.

The participants will maintain a record of acceptance testing in the form of a log sheet. The original will be retained in custody of the USPS. The test document need not be standardized, but mu s t contain the following information for each location:

1.  Location:
2.  Date:

3.  Test type: (hamper or OTR)
4.  Tag's permanent identification number (PIN)
5.  Tag reader's identification number.
6. Ingress time (hh:mm) at which the ID tag is powered on within, or moved into a tested reader's excitation field.
7. Egress time (hh:mm) at which the ID tag moves out of the tested reader's excitation field.
8. Distance from reader when powered on. This may be done by using al LED which turns on at the time a wake-up signal is received. The distance may be approximated by any mutually agreed upon method, such as by pacing off the distance, or by using a tape measure.
9. Indicator for motion or static condition. If moving, provide a narrative description of motion, that is, a brisk walk, towed by a powered vehicle, and giving the approximate speed in feet per second.

Following the hamper and OTR tests, the file usps.out will be examined, and the observations will be compared to the ID numbers on test log sheet.

If the PIN numbers, ingress times and egress times for eleven or twelve of the records on the log sheets match the same data elements recorded in the usps.out file, the test is successfully passed, and the production ID tags will be accepted for payment.

If eight or nine or ten of the twelve records on the log sheet completely and correctly match the same data elements in the file usps.out, the test is deemed inconclusive and will be retaken. Twelve new ID tags will be randomly selected in the manner described above. The retest requires that on the second attempt, all twelve records' PIN numbers, ingress and egress times be separately detected and recorded into usps.out, and that each of the data elements (PIN, ingress time and egress time) matches the data elements recorded on the test log sheets, subject to the plus or minus one minute rule given above.

If, on the retest, fewer than eight of the ID tag records are stored on usps.out, I.D. Systems will be given the opportunity to recalibrate the tag reader(s) prior to a final retest. If the tag reader, or a component circuit board fails during the acceptance test, it may be replaced with a fully functional board at I.D. Systems expense. If the tag reader is fully functional, and on retesting, subsequently fails to read all twelve out of twelve records, the acceptance test will be failed, and the entire lot of 100 ID tags from which the sample of twelve pieces was drawn will be rejected.


IX.A   REQUIRED CERTIFICATION OF INSTALLATION.

Upon completion of acceptance testing for each tag reader, the contractor shall certify that the installation has been completed, acceptance testing has been performed, and the tag reader is functioning according to specifications. If the facility is a multi-reader facility, the contractor, or his designated representative will also test and certify that the radio LAN is fully functional to original specifications. The contractor will furnish the original acceptance testing certification documents to the USPS representative.

The USPS will not conduct acceptance testing or certify installation. Conduct of acceptance testing is the contractors responsibility.


X. BASIC DATA RECORD.

This section consolidates and incorporates all previously made software changes and provides for creation of two additional data elements during IO tag programming, and the modification of one existing data element. The changes desired are:

1. The field named Origin_SCF will be renamed to ORIG_ZIP, and shall be redefined from three alphanumeric characters in length to five alphanumeric characters in length. Leading zeroes are required to be displayed.

2. Add a new data field, named MAIL_CLASS, one alphanumeric character in length.

         This data element must be user selectable from a pull down menu during the tag burn process, and the chosen field value must remain as the default value until it is changed. At the beginning of any new tag burn session, the software must display the current default mail piece demographic values on the screen in the form of a notice which says:

         THESE ARE THE CURRENT MAIL PIECE VALUES:    ORIG_ZIP:               __
                                                     DEST_ZIP:               __
                                                     MAIL_ CLASS             __
                                                     SHAPE:
                                                     INDUCTION DATE:         __
                                                     SERVICE COMMITMENT:     __

Where pull down menus are required, they will be accessible by clicking in the data element value. The selectable values for the new fields are:

Field Name          Value    Extended name
Mail-Class:                1       FCM (default)
                           2       Priority Mail
                           3       Express Mail
                           4       Parcel Post
                           5       Standard Mail

3. Add a new data field, named SHAPE, one alphanumeric character in length, with selectable values given below.

         Field Name   Value    Extended name

         Shape             1        Letter (default)
                           2        Flat
                           3        Parcel
                           4        Small Parcel (jiffy bag)
                           5        Identified Letter
                           6        Identified Flat
                           7        Identified Parcel
                  Notation is made here of the Year 2000 requirements included in the solicitation document.

XI. CONTRACTING OFFICER'S REPRESENTATIVE.
Glenn McDonald is hereby designated as the Contracting Officer's Representative
(COR). The COR may be changed at any time by the Postal Service without prior notice to the contractor, but notification of the change, including the name and address of the successor COR, will be promptly provided to I.D. Systems by the contracting officer in writing.

The COR is located at:   475 L'Enfant Plaza SW, Room 6631
                         Washington DC 20260-1602

The COR's telephone number is: (202) 268-2300.

The responsibilities and limitations of the COR are as follows:

         A. The COR is responsible for the technical aspects of the project and technical liaison with the contractor. The COR is also responsible for the final inspection and acceptance of all reports and has such other responsibilities as may be specified in the contract.

         B. Deliverable articles. Payment for deliverable articles will be made upon completion of acceptance testing for the articles as they are delivered.

There are two classes of deliverable articles:

         1. Off the shelf goods and services for which payment can be made upon delivery. This category also includes license fees, third party electrical subcontractors' charges for wiring installations performed and accepted, and preparation of installation plans for particular sites.

         2. Installed hardware which requires acceptance testing and certification prior to payment.

Invoices for off the shelf hardware and services should be submitted separately from acceptance tested hardware. All invoices will reference the CLINs for which payment is requested. I.D. Systems shall submit monthly invoices for costs incurred and work performed in the prior month before the fifteenth day of the subsequent month.

I.D. Systems will send invoice(s) to the following address for payment:

         Glenn McDonald
         Room 6631
         475 UEnfant Plaza SW
         Washington DC 20260-2209

                                  ATTACHMENT I

                            FACILITIES AND LOCATIONS.



Tag reader installation locations for which site surveys and installation plans are required.

1. Allegheny Area.
                         South Jersey P&DC       Philadelphia AMC
                         421 Benigno BLVD.       1000 Tinicum Island RD
                         Bellmawr NJ 08099       Philadelphia PA 19153

2. Great Lakes Area
                         Royal Oak P&DC          Detroit AMC
                         1600 E Big Beaver RD    Metropolitan Airport
                         Royal Oak MI 48083      Building 515
                                                 Detroit MI 48242

3. Mid-Atlantic Area
                         Richmond P&DC           Richmond AMC
                         1801 Brook RD           5251 Air Express RD
                         Richmond VA 23232       Richmond VA 23250

4. Midwest Area
                         St Paul P&DC            Twin Cities AMC
                         100 S First ST          5000 Green Lane
                         St Paul MN 55401        St. Paul, MN 55111

5. New York Metro Area
                         Morgan P&DC             Kennedy AMC
                         341 Ninth AV            Building 250, JFK Int'l Airport
                         New York NY 10199       Jamaica NY 11430

6. Northeast Area
                         Providence P&DC         Logan AMC
                         24 Corliss ST           139 E. Harborside DR
                         Providence RI 02904     East Boston MA 02128

7. Pacific Area
                         San Francisco P&DC      San Francisco AMC 1300
                         Evans AV                660 Road 6
                         San Francisco CA 94128  San Francisco CA 94188

8.       Southeast Area
                           Tampa P&DC               Tampa has no separate AMC.
                           5201 W Spruce ST
                           Tampa FL 33630

9.       Southwest Area
                           Houston P&DC              Houston AMC
                           401 Franklin ST           3225 Will Clayton PKWY
                           Houston TX 77201          Houston TX 77032

10.      Western Area
                           Portland P&DC             Portland AMF
                           715 NW Hoyt ST            7640 NE Airport Way
                           Portland OR 97208         Portland OR 97238


11.      Indianapolis HASP
                           Indianapolis HASP
                           2475 S. Hoffman Road
                           Indianapolis In 46142-3737

                                 ATTACHMENT II.

                     DO-160C CERTIFIED TESTING LABORATORIES.


1.       Dayton T. Brown
         Church Street
         Bohemia NY 11716

         Contact:  Rick Gainor, 516-589-6300

2.       R & B Enterprises
         20 Clipper RD
         West Conshohocken PA

         Contact:  Jim Press, 610-825-1960 x 228

3.       Radio Metrics
         55 W 22nd St.
         Lombard IL 60148

         Contact: Dennis Rollinger, 630-932-7262

                                 Attachment III


Existing Phase I sites.

Baltimore Plant
900 East Fayefte ST
Baltimore MD 21233

Govans Station
4904 York RD
Baltimore MD 21212

Mt Washington Station
5730 Cottonworth RD
Baltimore MD 21209

Waverly Station
3000 Homewood AVE
Baltimore MD 21218

Main Post Office
7596 Ritchie HWY
Glen Burnie MD

Main Post Office
55 Mayo RD
Edgewater MD 21037

Southern Maryland Plant
9201 Edgeworth DR
Capitol Heights MD 20790

Main Post Office
14100 Brandywine RD
Brandywine MD 20613

Main Post Office
4325 Gallatin ST
Hyattsville MD 20780

Main Post Office
150 Post Office RD
Waldorf MD 20601

Main Post Office
11301 Rhode Island AVE
Beltsville MD 20705

Main Post Office
6316 Oxon Hill RD
Oxon Hill MD 20745

Suburban Maryland Plant
16501 Shady Grove RD
Gaithersburg MD 20898

Main Office
12774 Wisteria DR
Germantown MD 20874

Diamond Farms Station
23 First Field RD
Germantown MD 20878

West Bethesda Station
9601 Seven Locks RD
West Bethesda MD 20817

Main Post Office
7400 Wisconsin AVE
Bethesda, MD 20814

Main Post Office
3570 Olney-Laytonsville RD
Olney MD 20832

Washington DC Plant
900 Brentwood RD NE
Washington DC 20066

Ward Place Station
2121 Ward Place NW
Washington DC 20006

Southwest Station
45 L ST SW
Washington DC 20024 (202)

Friendship Station
4005 Wisconsin AVE NW
Washington DC 20016

Twentieth St Station
2001 M ST NW
Washington DC 20036

V Street Station
3300 V ST NE
Washington DC 20008

Northern Virginia Plant
8409 Lee HWY
Merrifield VA 22081

Park Fairfax Station
3682 King ST
Alexandria VA 22302

Main Post Office
3951 Chain Bridge RD
Faidax, VA 22030

Trade Center Station
340 S Pickett ST
Alexandria VA 22314

Main Post Office
301 W Broad St
Falls Church VA 22043

Eads St Station
1720 S Eads ST
Arlington VA 22202

Dulles P&DC
44715 Prentice DR
Dulles VA 20101

Washington Dulles AMF                       San Francisco AMC
Bldg 660 RD 6                               19 West Service RD
Dulles VA 20102                             Francisco CA 94128

                                  ATTACHMENT IV
                        PRIORITY MAIL PROCESSING CENTERS


Orlando Priority Mail Processing Center
2000 E. Landstreet Road
Orlando FL 32809

Newark Priority Mail Processing
1200 Harrison
Kearny NJ 07032

         ATTACHMENT II   --   SOLICITATION 102590-97-A-0118

                  CLAUSE 1-13, YEARWARRANTY  - NONCOMMERCIAL ITEMS


                  The supplier warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below ("listed below" refers to items that the supplier has identified as being Year 2000 compliant in response to the solicitation) will be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the item documentation provided by the supplier, provided that all listed or unlisted items (e.g., hardware, software, firmware) used in combination with such listed items properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty will apply to those listed items as a system. The duration of this warranty and the remedies available to the Postal Service for breach of this warranty will be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract, provided that notwithstanding any provisions to the contrary in such warranty provision(s), or the absence of any such warranty provision(s), the remedies available to the Postal Service under this warranty will include repair or replacement of any listed whose noncompliance is discovered and made known to the supplier in writing within 90 days after acceptance. Nothing in this warranty will be construed to limit any rights or remedies the Postal Service may otherwise have under this contract with respect to defects other than Year 2000 performance.

ATTACHMENT III
CONTRACT NO.


Maintenance and Support

Shall be provided Monday through Friday, general business hours. Includes both telephone land on- site support to be billed and invoiced in accordance with the Payment and Funding Section of the solicitation/contract at I.D. Systems, Inc. standard hourly rates.

Time and Material Rates

         Vice President, Software Engineering                 $200.00
         Software Engineering Manager                         $175.00
         Vice President, Hardware Engineering                 $200.00
         Senior Digital Engineer                              $150.00
         Senior RF. Engineer                                  $150.00
         Customer Support                                     $100.00
         Test/Production Engineer                             $ 75.00
         Associate Engineer/Engineer Coordinator              $ 75.00
         Site Survey/Installation/Maintenance Technician      $ 60.00
         Test Technician                                      $ 60.00
         Quality Inspector                                    $ 55.00
         Assembler/Operator                                   $ 50.00



                                        U.S. POSTAL SERVICE:      CONTRACT/ORDER MODIFICATION
         ---------------------------------------------------------------------------------------------------------------------------


1.     MODIFICATION NO.:                M01                            TO CONTACT/ORDER NO:               102590-97-Z-2527
2.     a.     DATE ISSUED:              05/12/98                       b.       REQUEST NO.:              9806182
       c.     FINANCE NO.:              66-0188
         ---------------------------------------------------------------------------------------------------------------------------

3.     CONTRACTOR:                                            4.       ISSUED BY:
       ID SYSTEMS INC                                                  U.S. Postal Service
       ONE SILICON ALLEY                                               Purchasing Room 4541
       90 WILLIAM STREET                                               475 L'Enfant Plaza SW
       NEW YORK 10038 NY   10003-9518                                  Washington DC 20260-6239

ATTENTION:                                                             FOR INFORMATION CALL:
       (212) 677-3800                                                  Ted E. Howard
                                                                       (202) 268-6298
                                                                       ACO CODE:   52106


5. The above numbered contract/order is modified as set forth in Block 6, by modification issued pursuant to authority of MUTUAL AGREEMENT.

       The contractor is required to sign and return 3 copy/copies of this modification to the Issuing Office (See (Block 4).
       -------------------------------------------------------------------------

6.     DESCRIPTION OF MODIFICATION:

                  GENERAL INTENT:
                  THE PURPOSE OF THIS MODIFICATION IS TO RESTORE FUNDING DUE TO BUDGETARY CONSTRAINTS AND TO ADD BATTERIES TO THE CONTRACT. ADDITIONALLY, CLINS AND DESCRIPTIONS ARE ADDED TO CLARIFY TASKS AND OTHER DELIVERABLES.

                  (SEE ATTACHMENT BEGINNING ON PAGE 2)

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed,

       -------------------------------------------------------------------------

7.     ACCOUNTS PAYABLE DATA is changed, see BELOW.

       Previous Grand Total             :    $3,836,526.00
       Value of Modification            :    $  976,160.00
       New Grand Total                  :    $4,812,686.00
       New Net Total (less discounts)   :    $4,812,686.00
       -------------------------------------------------------------------------

8.     SIGNATURES:    CONTRACTOR   U.S. POSTAL SERVICE

       /s/ Jeffrey Jagid           5/12/98       /s/ T.L. Eckert        05/12/98
       --------------------        ---------     ----------------       --------
       Signature                   Date            Signature             Date

       Jeffrey Jagid               Exec VP       T.L. Eckert
       -------------------------   -------       ---------------------------
       Name of Person Authorized   Title         Name of Contracting Officer
       to Sign

                                PART 1 - SCHEDULE

                          SECTION A - ITEMS AND PRICES

IN SECTION A.1, ITEMS AND PRICES
--------------------------------


ADD the following in its entirety:

       The contractor shall provide the following products and deliverables at the following prices:

                                                                                                             UNIT
   ITEM       IDSYS                                                                                          PRICE
   NO.         NO.     SUPPLIES/SERVICE                                           QUALITY        UNIT         ($)        TOTAL

   001         IA1     Flextags, IIIA*                                             5000           EA         262.     1,310,000.
   01A                 Batteries                                                   60000          EA           8.       480,000.
   002         IA3     System Monitors, II.C.1                                      875           EA         990.       866,250.
   003         IA4     Flextag Programmers, III.D                                   225           EA       1,310.       294,750.
   004         IA5     Gateways w/Modem, III.C.2                                    40            EA       1,380.        55,200.
   005         IA6     SM Spares, III.E                                             10            EA         750.         7,500.
   05A                 SM to Gateway Conversion Kits                                75            EA         395.        29,625.
   006         IA7     Flextag Programming Software License                         40            EA         938.        37,500.
   007         IA8     Data Collection/Upload Software License per Area             10            EA       7,500.        75,000.
   008         IA9     Gateway, System Monitor & Flextag Software License            1           LOT                     68,750.
                       SUBTOTAL                                                                                       3,224,595.

   009         IA10    FIXED FEE, 8%                                                                                    257,968.

   010         IIA1    Functional Test Development & Fixture Rental                  3            EA      22,956.        68,868.
                       Assemblies, III.G
   011         IIA2    In-Circuit Test Development Fixtures, III.G                   3            EA       9,925.        29,775.
   012         IIA3    Board Layouts/Agency Approvals, III.G                         3            EA      26,580.        79,740.
   013         IIA4    Process Development/Setups, III.G                             3            EA       7,865.        23,595.
   014         IIA5    GW/SW Power Supply Development, III.G                         1            EA      11,165.        11,165.
   015         IIA6    SM/Gateway Enclosure Tooling, III.G                           1            EA      29,100.        29,100.
   016         IIA7    Potting Process Development & Fixtures, III.G                 1            EA      36,150.        36,150.
   017         IIB2    Site Survey/City, III.H,I                                    10            EA       7,360.        73,600.
   018         IIB2    DC Area Revised Site Survey & Retrofit                        1            EA      14,350.        14,350.
   019         IIB3    SM &GW Install & Training/City, III.K, L, M                  10            EA      12,100.       121,000.
   020         IIB4    Users Manuals, III.N                                          1           SET                     46,800.
   021         IIB5    End User Install Instructions                                 1           SET                      6,600.
   022         IIC1    Full Floor Coverage, Morgan Real Time, I.a                    1           TASK                   190,500.
   023         IIC2    Real Time Clock, I.b                                          1           TASK                    24,000.
   024         IIC3    PRN (TCP/IP) Adapter Card, I.e                                1           TASK                   165,300.
   24A                 45 Day Battery Life Development                               1           TASK                    64,100.

                                                                                                             UNIT
  ITEM        IDSYS                                                                                          PRICE
   NO.         NO.     SUPPLIES/SERVICE                                           QUALITY        UNIT         ($)        TOTAL

   025         IIC5    Modify Tag Burn Software, I.g                                 1           TASK                    26,900.
   026         IIC6    User Software, IV.a                                           1           TASK                    76,900.
   027         IIC7    Operating System Protocols, 1.c,IV.b                          1           TASK                    69,200.
   028         IIC8    Redundant Communications Loop, I.d.                           1           TASK                    53,800.
   029         IID     Maintenance & Support                                         1           TASK                   118,680.

                       SUBTOTAL, T&M                                                                                  1,330,123.

                       TOTAL FIXED COST PLUS FIXED FEE & T&M                                                          4,812,686.



NOTES:

1. All unit prices shall be FOB Origin.
2. All unit prices shall include warranties as described in Sec. VI of the SOW.
3. The period of performance shall be one (1) year from award date with option to extend.
4. Unit Cost of items 001-008 includes direct labor, overhead, general and administrative costs.
5. Contract prices do not include any contingency for after-imposed Federal, State or Local taxes.
6. Batteries to be delivered as specified by COR and also to be included at part of Flextag deliveries.


                U.S. POSTAL SERVICE:           CONTRACT/ORDER MODIFICATION
          --------------------------------------------------------------------------------------------------------------------------

1.     MODIFICATION NO.:                M02                            TO CONTACT/ORDER NO.:              102590-97-Z-2527
2.     a.     DATE ISSUED:              09/08/98                       b.       REQUEST NO.:              98-08877
       c.     FINANCE NO.:              660188
         ---------------------------------------------------------------------------------------------------------------------------

3.     CONTRACTOR:                                            4.       ISSUED BY:
       ID SYSTEMS INC                                                           U.S. Postal Service
       ONE SILICON ALLEY                                                        Purchasing Room 4541
       90 WILLIAM STREET                                                        475 L'Enfant Plaza SW
       NEW YORK 10038 NY   10003-9518                                           Washington DC 20260-6239

ATTENTION:                                                                      FOR INFORMATION CALL:
       (212) 677-3800                                                           Ted E. Howard
                                                                                (202) 268-6298
                                                                                ACO CODE: 660188

--------------------------------------------------------------------------------

5. The above numbered contract/order is modified as set forth in Block 6, by modification issued pursuant to authority of MUTUAL AGREEMENT. The contractor is required to sign and return 3 copy/copies of this modification to the Issuing Office (See (Block 4).

--------------------------------------------------------------------------------

6.     DESCRIPTION OF MODIFICATION:

                  GENERAL INTENT:
                  THE PURPOSE OF THIS MODIFICATION IS TO ACQUIRE ADDITIONAL HARDWARE, ADD FUNDING FOR FY 1999 FOR SELECTED ACTIVITIES, AND TO FUND PRE-PRODUCTION MODELS OF IMPROVED ANTENNA DESIGN AND THE ADDITION OF LED'S (LIGHT EMITTING DIODES) TO SYSTEM MONITORS.

                  (SEE ATTACHMENT BEGINNING ON PAGE 2)




Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed,

--------------------------------------------------------------------------------
remain unchanged and in full force and effect.
7.     ACCOUNTS PAYABLE DATE is changed, see BELOW.

       Previous Grand Total             :          $4,812,686.00
       Value of Modification            :          $1,919,060.00
       New Grand Total                  :          $6,731,746.00
       New Net Total (less discount)    :          $6,731,746.00
         -----------------------------------------------------------------------
8.     SIGNATURES:    CONTRACTOR            U.S. POSTAL SERVICE

       /s/ Jeffrey M. Jagid     9/9/98   /s/ Mark E. Bacon          09/9/98
       Signature                Date       Signature                  Date

       Jeffrey M. Jagid            COO/Gen. Counsel      Mark E. Bacon
       Name of Person Authorized     Title          Name of Contracting Officer
       to Sign

                U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION

--------------------------------------------------------------------------------
1.   MODIFICATION.: M03                 TO CONTRACT/ORDER NO.:  102590-97-Z2527
2.   a.  DATE ISSUED: February 8, 1999        b. REQUEST NO.:
     c.  FINANCE NO:
--------------------------------------------------------------------------------
3.   CONTRACTOR:                              4. ISSUED BY:
ID Systems Inc.                               OPERATIONAL EQUIPMENT
90 William Street                             HEADQUARTERS PURCHASING
New York NY 10003-9518                        U S POSTAL SERVICE
                                              475 LENFANT PLZ SW STE 4541
                                              WASHINGTON DC 20260-6239
ATTENTION:         Jeffrey Jagid              FOR INFORMATION CALL:
                                              Susan Coelus
                                              (202) 268-7919  FAX (202) 268-3888
                                              ACO CODE: 102594
--------------------------------------------------------------------------------
5. The above numbered contract/order is modified as set forth in Block 6. by supplemental agreement entered pursuant to the authority of Changes Clause. The contractor is required to sign and return three copies of this modification to the issuing office (See Block 4).
--------------------------------------------------------------------------------
6.   DESCRIPTION OF MODIFICATION:
       The purpose of this modification is to: change various tag reader installation sites and incorporate four additional tag reader sites and extend the period of performance through September 30, 2000.

       See Pages 2 and 3.




Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.
--------------------------------------------------------------------------------
7. ACCOUNTS PAYABLE DATA is changed, see below.
Previous Grand Total                        :     $6,731,746.00
Value of Modification                       :               N/A
New Grand Total                             :               N/A
New Net Total (less discounts)              :               N/A
--------------------------------------------------------------------------------
8. SIGNATURES CONTRACTOR                                   U.S. POSTAL SERVICE
       /s/Jeffrey Jagid       3/5/99
       ----------------       ------          -------------       ----
       Signature               Date           Signature           Date
                                              MARK E. BACON
       Jeffrey Jagid                 COO
---------------------------------    ----      ----------------------------
Name of Person Authorized to Sign    Title     Name of Contracting Officer

Contract No. 102590-97-Z-2527,M03
Page 2 of 3


A. The following Contract Line Items (CLINs) are incorporated and are included in the NTE contract cost:


        CLIN           LOCATION                          COST
--------------------------------------------------------------------------------

        8032          Ft. Myers P & DC                 $7,360.00
                      14080 Jetport Loop
                      Ft. Myers Fl  33913

        8033          Orlando P & DC                   $7,360.00
                      10401 Post Office Blvd.
                      Orlando FL 32862

        8034          Lakeland P & DC                  $7,360.00
                      2800 Lakeland Hills Blvd.
                      Lakeland FL 33805

        9420          Beaumont P & DC                  $7,360.00
                      5815 Walden Rd.
                      Beaumont TX 77707

B. Providence, RI locations are deleted and replaced with Boston, MA locations as follows.


CLIN                     LOCATION
-----------------------------------------------------------

6000                     Boston P & DC
                         25 Dorchester Ave.
                         Boston MA 02205-9750

6001                     Northwestern Boston P & DC
                         200 Smith St.
                         Waltham MA 02451-0002

6002                     Northern Incoming Mail Center (IMC)
                         307 Beachman St.
                         Chelsea MA 02150

6003                     Lexington Branch
                         1661 Massachusetts Ave.
                         Lexington MA 02420

6004                     Malden Branch
                         109 Mountain Ave.
                         Malden MA 02148

6005                     Newtonville Branch
                         897 Washington St.
                         Newtonville MA 02460

6006                     Quincy Branch
                         47 Washington St.
                         Quinicy MA 02169

6007                     Roxbury DMU
                         55 Roxbury St.
                         Roxbury MA 02119

6008                     Waltham Branch
                         200 Smith St.
                         Waltham MA 02451

Contract No. 102590-97-Z-2527,M03
Page 3 of 3


CLIN                     LOCATION
---------------------------------------------------

6009                     Allston Station
                         47 Harvard Ave.
                         Allston MA 02154

6010                     Black Bay Station
                         390 Stuart St.
                         Boston MA 02117
6011                     Braintree DMU

                         333 Commerce Park Dr.
                         Braintree MA 02184
6012                     Brighton Station

                         424 Washington St.
                         Brighton MA 02135

6013                     Brookline Branch
                         1295 Beacon St.
                         Brookline MA 02446

6014                     Chestnut Hill Branch
                         12 Middlesex Rd.
                         Chestnut Hill MA 02467

C. The following administrative changes/corrections are incorporated in the Tag Reader Installation Sites listing provided at Modification M02:

      1.   CLIN 3025: not used.
      2.   CLIN 5128: not used.
      3.   CLIN 5129: not used.
      4.   CLIN 9412 Klein Station is hereby changed to CLIN 9500.
      5.   CLIN 9415 First Colony Station is hereby changed to CLIN 9501.
      6.   CLIN 11003 Centreville Main Office is hereby changed to CLIN 11010.
      7.   CLIN 10010 Sterling Main Office, is hereby changed to CLIN 110011.
      8.   CLIN 10011 Alexandria Main Office, is hereby changed to CLIN 110012.
      9.   CLIN 10012 Burke Station, is hereby changed to CLIN 110013.
      10.  CLIN 10013 Preston King Station, is hereby changed to CLIN 110014.
      11.  CLIN 10014 Woodbridge DDU, is hereby changed to CLIN 110015.
      12.  CLIN 10015 Community Branch, is hereby changed to CLIN 110016.
      13.  CLIN 10016 Alexandria Annex, is hereby changed to CLIN 110017.

D. The period of performance of the contract is hereby extended to September 30, 2000 for maintenance and support requirements in accordance with the statement of work. Line Item 032 is hereby incorporated to Schedule A to cover further installation and support requirements. Funding will be issued on delivery orders written against Line Item 32.